UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 S. Tryon Street, Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Vice President, Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

BARINGS FUNDS TRUST

Annual Report

June 30, 2017

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings Global Advisers Limited

61 Aldwych

London, UK

WC2B4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION/ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling
1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free,
1-877-766-0014.

Duncan Robertson

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Total Return Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Emerging Markets Local Currency Debt Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you, as always, for your continued trust and partnership. The year thus far has proven to be one of positive surprises for investors, overall. We have witnessed equity markets break out to new highs and bond markets, by and large, also delivered positive returns. At the beginning of the year, we noted that we continued to see reasons for optimism while also remaining watchful of potential volatility triggers. The same can be said today as we look ahead to the remainder of 2017.

While certainly not as eventful as 2016, a year memorialized by the surprising results of the U.K.’s European Union referendum (“Brexit”) vote and the election of Donald Trump in the U.S., this year’s political events have kept investors on their toes. Encouragingly, the plethora of political issues – from controversies surrounding the Trump administration, to Brexit negotiations and ongoing geopolitical tensions in the Middle East – have largely been shrugged off by markets. Indeed, the benign, and in some cases, improving economic backdrop has helped to spur a further rally in risk assets, even at a point that some are characterizing as late in the economic cycle.

Can the strength continue? Frankly, it is difficult to say with any degree of certainty. From a bottom-up, research perspective, our investment teams are continuing to find a generally supportive environment for corporate and sovereign issuers. Defaults remain low by historical standards, and while many asset classes have turned in impressive performances in recent years, value can still be found in both developing and emerging markets.

However, as we look ahead to the rest of 2017 and beyond, we do believe that selectivity is becoming even more critical. Our view is that the so-called “beta trade” is likely behind us. In other words, as the economic and credit cycles mature, we believe that simply owning the index – whether in high yield, investment grade credit or emerging markets debt – may lead to disappointing outcomes. Instead, we believe we are entering into a “credit picker’s” market, where we expect performance will be driven mainly by security selection underpinned by deep, fundamental analysis.

At Barings, our investment process is built upon decades of experience conducting rigorous research on every investment we consider. With some of the industry’s largest research teams covering asset classes, including high yield bonds, senior secured loans, emerging markets debt and investment grade credit, we believe we are particularly well positioned to help you uncover value opportunities across the global fixed income spectrum.

On behalf of the entire Barings team, we thank you for your partnership and trust, and we look forward to helping you achieve your investment objectives.

Sincerely,

Duncan Robertson

President,

Barings Funds Trust

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

Barings Global Floating Rate Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the annual reporting period from July 1, 2016 through June 30, 2017 of 9.73% and outperformed the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned 7.59%.[1]

What factors influenced performance of the Fund?

∎	For the annual reporting period, the Fund’s U.S. and European loans and bonds all contributed to performance relative to the Benchmark, with the U.S. loans being the largest contributor. Commodity-related companies accounted for eight of the Fund’s top ten contributors.

∎	Over the last twelve months, the global high yield markets were mostly positive. In the Fund, all sectors, except broadcasting, generated positive returns. Metals/minerals and energy were the two largest sectors contributing to the Fund outperforming the Benchmark. Broadcasting and wireless communications were the two largest sectors detracting from performance versus the Benchmark.

Describe recent portfolio activity.

∎	Over the last year the number of holdings in the portfolio was essentially flat, declining from 187 to 186 over the year, while the Fund’s asset size increased $27 million. Over the last 12 months, the Fund increased its exposure to the U.S. and reduced its exposure to Europe. The Fund’s U.S. exposure increased by 7.8% to 73.5%.

∎	However, despite the decrease in European exposure, the Fund remained slightly overweight to European assets relative to the global senior secured loan market. The Fund increased its exposure to U.S. assets over the past twelve months as we found it easier to buy more attractive assets in the U.S. market.

∎	Over the past 12 months, the Fund’s top sector exposures changed, with only healthcare, education and childcare remaining in the top three. The Fund increased its exposure to the diversified/conglomerate services and telecommunications sectors, while decreasing its exposure to the retail stores and machinery non-agricultural, non-construction, non-electric sectors.

Describe portfolio positioning at period end.

∎	The Fund finished the annual reporting period on June 30, 2017, with an 84.8% weighting to global senior secured loans. The remainder of the portfolio was invested primarily in global high yield bonds (8.8%), all senior secured, and cash (6.3%).

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in diversified conglomerate services (12.5%), healthcare, education and childcare (10.7%), and oil & gas (6.4%) as of June 30, 2017.

1. Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2017 Annual Report

∎	As of June 30, 2017, the Fund had the following credit quality breakdown: 2.3% in Baa assets, 24.4% in Ba assets, 52.7% in B assets and 7.0% in Caa and below assets. Approximately 7.6% of the Fund’s assets are not publicly rated. Cash and accrued assets accounted for the remaining 6.3% of the portfolio assets. Over the course of the year, the Baa, B and not publically rated assets decreased as the Fund’s exposure to Ba and Caa and below assets increased.[2]

∎	The top five countries in the portfolio at the end of the annual reporting period are the U.S. (72.5%), the U.K. (7.2%), Germany (4.9%), France (2.9%) and the Netherlands (2.5%). Overall, the Fund has exposure to 15 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎	On the macroeconomic level, expectations continue for slower to moderate growth coupled with a low-rate environment. In June, the Federal Reserve voted to raise interest rates for the second time in 2017. Along with interest rate hikes, we expect the Federal Reserve will be looking to start winding down its balance sheet. As it stands, the recent rate hikes have had a negligible effect on the high yield market.

∎	In Europe, central banks continued a policy of credit easing, and the British exit from the European Union negotiations continued with no substantial consequences. High-profile political transitions took place in Great Britain and France, though markets remained steadfast as concerns of major disruptions receded. Strengthening of economies across the Eurozone has provided the European Central Bank with some much needed flexibility as inflation numbers posted higher than expected and prospects of policy tightening shown on the horizon.

∎	The most notable story during the first half of 2017 has been the renewed crude oil price volatility and its effects on energy sector returns. By the end of June, crude oil had experienced a sharp decline from its mid-February high, and more recently has hovered near November 2016 lows. The sharp decline led to declines within the energy sector as a whole, underscoring the growing uncertainty over the short-term outlook for oil and gas producers.

∎	As we enter the second half of 2017, we will continue to monitor the geopolitical environment as well as the renewed instability in the energy space. We expect to see ongoing economic growth while labor markets continue to improve and domestic production expands. The U.S. political environment remains in the spotlight as a number of agenda items remain in progress, including tax reform, healthcare and energy production regulations. In the coming months, we expect that crude oil prices, corporate earnings and overall market strength will be drivers of the high yield market.

2. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2017 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the annual reporting period from July 1, 2016 through June 30, 2017 of 14.90% and outperformed the 3-Month USD LIBOR + 500 basis points[1] Benchmark, which retuned 6.09%.[2]

What factors influenced performance of the Fund?

∎	During the annual reporting period, all asset classes and geographies contributed to performance, with CLOs and North American high yield bonds being the largest contributors.

∎	Many of the largest detractors from the prior year’s performance, commodity-related names and CLOs, were contributors to this year’s performance. The energy sector was the largest contributor to performance followed by metals/minerals. The Fund’s CLO holdings returned over 35% and were a major contributor to performance.

∎	The Fund’s special situation credits reversed performance from the prior year and produced an attractive return over the last 12 months.

∎	The top three detractors from performance were two energy names and one retail name.

Describe recent portfolio activity.

∎	The number of holdings in the portfolio increased over the year by 13 positions to 214 issuers as the Fund grew by over $50 million since July 1, 2016. During the year, the portfolio increased its exposure to North America (up 9%) and reduced its European exposure (down 7%).

∎	During the year, the Fund increased its exposure to global senior secured loans (up 4.2%) and reduced exposure to global high yield bonds (down 0.6%), CLOs (down 2.7%) and special situations (down 1.1%).

∎	The Fund increased its exposure to the diversified/conglomerate services and oil & gas sectors, while decreasing its exposure to the chemicals, plastics & rubber and printing and publishing sectors.

Describe portfolio positioning at period end.

∎	The Fund finished the annual reporting period on June 30, 2017 with an allocation of 53.9%, 26.1%, and 12.5% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 0.6%, equities at 0.6% and cash at 5.5%. Almost 60% of the portfolio is senior secured in nature (includes CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

∎	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in oil & gas (10.8%), diversified/conglomerate services (9.3%), and healthcare, education and childcare (6.4%) as of June 30, 2017.

∎	As of June 30, 2017, the Fund had the following credit quality breakdown: 28.1% in Ba assets, 54.3% in B assets and 10.1% in Caa and below assets. Approximately 5.1% of the Fund’s assets are not publicly rated and 5.5% were in cash.[3]

∎	The top five countries in the portfolio at the end of the annual reporting period are the U.S. (69.5%), the U.K. (10.8%), the Netherlands (2.7%), Germany (2.6%) and France (2.4%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the U.S. Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎	On the macroeconomic level, expectations continue for slower to moderate growth coupled with a low-rate environment. In June, the Federal Reserve voted to raise interest rates for the second time in 2017. Along with interest rate hikes, we expect the Federal Reserve will be looking to start winding down its balance sheet. As it stands, the recent rate hikes have had a negligible effect on the high yield market.

∎	In Europe, Central Banks continued a policy of credit easing and the British exit from the European Union negotiations continued with no substantial consequences. High-profile political transitions took place in Great Britain and France, though markets remained steadfast as concerns of major disruptions receded. Strengthening of economies across the Eurozone has provided the European Central Bank with some much needed flexibility as inflation numbers posted higher than expected and prospects of policy tightening shown on the horizon.

∎	The most notable story during the first half of 2017 has been the renewed crude oil price volatility and its effects on energy sector returns. By the end of June, crude oil had experienced a sharp decline from its mid-February high and more recently has hovered near November 2016 lows. The sharp decline led to declines within the energy sector as a whole, underscoring the growing uncertainty over the short-term outlook for oil and gas producers.

∎	As we enter the second half of 2017, we will continue to monitor the geopolitical environment as well as the renewed instability in the energy space. We expect to see ongoing economic growth while labor markets continue to improve and domestic production expands. The U.S. political environment remains in the spotlight as a number of agenda items remain in progress, including tax reform, healthcare and energy production regulations. In the coming months, we expect that crude oil prices, corporate earnings and overall market strength will be drivers of the high yield market.

3.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Active Short Duration Bond Fund 2017 Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the annual reporting period from July 1, 2016 through June 30, 2017 of 2.38%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which returned (0.07%).[1]

What factors influenced performance of the Fund?

∎	Duration positioning positively contributed to performance. The front-end of the yield curve, between three months and three years, was steep to end 2016, and the Fund was in the process of lengthening duration toward its maximum of 3.0 years. Since April, the slope points along the curve we monitor have started to flatten. In accordance with our duration management process, the Fund shortened duration to 1.0 years.

∎	The Fund’s allocation to corporate credit contributed positively to performance. Corporate spreads have tightened since the beginning of the year to help performance. Allocations to banking, the financial services industry and pharmaceuticals benefitted the Fund. An allocation to BB-rated high yield bonds also helped performance during the period.

∎	An underweight to agency government securities detracted from performance.

∎	The securitized sector positively impacted performance over the period. Asset-backed securities (ABS) was the primary contributor within the securitized sector. An allocation to student loans was the largest contributing subsector. Automobile receivables, franchise receivables and timeshares also benefitted ABS performance. Allocations to residential mortgage-backed securities (RMBS) and U.S. agency mortgage-backed securities (MBS) also added to performance.

∎	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge our longer-duration ABS exposures, and a payer/receiver swaption pair to hedge against possible rising volatility modestly detracted from performance during the period.

Describe recent portfolio activity.

∎	The Fund has recently shortened duration to 1.0 year, as the yield curve between three months and three years flattened along all the appropriate slope points.

∎	Recently, the Fund exited the 1% Treasury Inflation Protected Security (TIPS) position entered into in November 2016 after the U.S. Presidential election.

∎	The allocation to corporate credit increased by 2% during the period, with purchases in life insurance, metals & mining and REIT sectors.

1. Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2017 Annual Report

Describe portfolio positioning at period end.

∎	Heading into April, growth and inflation prospects receded. Forward market interest rate expectations for higher rates moved lower and the slope of the yield curve flattened. As a result, Fund duration was shortened to 1.0 year by the end of the reporting period.

∎	The Fund continues to be well-diversified across corporates, securitized and governments. The corporate allocation is at approximately 45%, with 38% in investment grade corporates, 5% in BB-rated and crossover high yield and 1.5% in U.S. dollar-denominated emerging markets.[2] U.S. money centers and regional banks represent the largest corporate allocation to the Fund. Away from the banking sector, insurance still offers attractive income opportunities with decent fundamentals. We also believe that opportunities remain in specific single names based on fundamental research recommendations.

∎	The securitized ABS allocation was maintained at 27%. Student loans represent the largest allocation, followed by automotive loan collateral. Additional ABS subsectors consist of timeshares and franchise receivables. The Fund maintains an active positioning in residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), where holdings remain in shorter-maturity seasoned issues.

∎	The agency MBS allocation represents 5.5% of the Fund and is invested in agency collateralized mortgage obligations (CMOs), where we prefer the structure’s stable duration characteristics.

Describe market and portfolio outlook.

∎	While global growth prospects remain relatively sound, economic data releases in the U.S. have been underwhelming of late. Much, if not all, of the “Trump Fiscal Bump” was priced out of the markets throughout the first half of 2017. Surprisingly, risk assets did well regardless, suggesting investors are looking through the current U.S. soft patch at better global prospects. Arguably, market expectations for fiscal thrust in the U.S. are now so low that any success on tax reform or other Trump initiatives may result in a positive market surprise.

∎	With the flattening of the yield curve, the duration of the Fund was shortened to 1.0 year in accordance with our duration management process.

∎	The Fund expects to continue to maintain the large underweight in both Treasury and agency securities, with an active allocation to corporate bonds. Supply and demand technicals within investment grade corporate credit remain sound with stabilizing fundamentals. The Fund expects to continue to reinvest within the sector.

∎	The Fund expects to continue to selectively add exposure to ABS, such as student loans, and franchise whole business deals, as opportunities arise.

2. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Active Short Duration Bond Fund 2017 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Total Return Bond Fund 2017 Annual Report

Investment Objective

Barings Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the annual reporting period from July 1, 2016 through June 30, 2017 of 1.90%, outperforming the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”), which returned (0.31%).[1]

What factors influenced performance of the Fund?

∎	Investment grade corporate credit was the primary positive contributor to performance as spreads tightened over the period. An overweight to property and casualty insurance and security selection in the retail sector helped performance. An underweight to metals & mining was the primary detractor to the Fund’s performance.

∎	An out-of-index allocation to high yield benefitted performance over the period. The Fund holds a position in the Barings U.S. High Yield Fund.

∎	Asset-backed securities (ABS) helped largely due to holdings in private and government-guaranteed FFELP student loans, as this sector performed well during the reporting period. Franchise receivables and a small allocation to consumer loans also contributed positively to performance.

∎	The commercial mortgage-backed securities (CMBS) allocation detracted from performance during the period.

∎	A modest currency overlay strategy, which is 5% of the Fund on a notional basis and helps to lower tracking error, was a slight positive contributor over the period.

∎	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge our longer duration ABS exposures, and a payer/receiver swaption pair to hedge against possible rising volatility, modestly detracted from performance during the period.

Describe recent portfolio activity.

∎	The Fund has modestly reduced the investment grade corporate allocation by 2% as spreads have tightened, new issuance remains robust and demand has modestly waned.

∎	The proceeds were allocated to the agency mortgage-backed securities (MBS) allocation sector. Purchases were in FNMA conventionals based on relative value.

∎	The Fund recently exited a 1% U.S. TIPS position as Consumer Price Index (CPI) has trended lower.

1. Total return describes the return to an investor based on the Class Y net expense ratio, and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Total Return Bond Fund 2017 Annual Report

Describe portfolio positioning at period end.

∎	The Fund was duration and curve neutral relative to the Benchmark.

∎	The largest overweight relative to the Benchmark is the ABS allocation, which represents 19% of the Fund. The allocation to ABS comprises FFELP student loans, a modest allocation to traditional automotive loan collateral, and compelling esoteric collateral such as timeshares, shipping containers and personal consumer loans. The Fund maintained an active allocation to ABS, with purchases over the period in consumer and commercial sectors, such as student loans, timeshares and shipping containers.

∎	Corporate credit represents approximately a 40% allocation versus 31% for the Benchmark. High yield corporates made up 9.5% of the exposure. Insurance is the largest overweight by 2.7%, as yields remain attractive and capital positions are healthy. Food and beverage companies represent the largest underweight by 0.5%. We also believe that opportunities remain in select credits based on recommendations from research.

∎	Agency MBS is underweight by 9.0% relative to the Benchmark. Recent purchases have been in FNMA 3.5% coupon, as they are cheap relative to other agency MBS securities.

∎	CMBS has organically drifted lower through pay downs. The Fund prefers seasoned vintages, and BBB-rated tranches backed by 2012 vintage collateral, as we believe these represent the best value.[2] However, they are difficult to source given their strong underwriting profile. The Fund has gained exposure to these vintages using CMBX, a synthetic index.

Describe market and portfolio outlook.

∎	While global growth prospects remain relatively sound, economic data releases in the U.S. have been underwhelming of late. Much, if not all, of the “Trump Fiscal Bump” was priced out of the markets throughout the first half of 2017. Surprisingly, risk assets did well regardless, suggesting investors are looking through the current U.S. soft patch at better global prospects. Arguably, market expectations for fiscal thrust in the U.S. are now so low that any success on tax reform or other Trump initiatives may result in a positive market surprise.

∎	Despite tightening spreads, we believe opportunities remain in corporate and securitized sectors.

∎	The Fund remains overweight to spread sectors, such as corporates and structured products, relative to liquid products, such as governments and agencies, and seeks to add alpha or return in excess to the Benchmark by investing in under covered sectors where we believe we have competitive advantages, such as esoteric ABS, CLOs and emerging market corporates.

2. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Total Return Bond Fund 2017 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return from July 1, 2016 through June 30, 2017 of 12.22%.[1]

What factors influenced performance of the Fund?

∎	For the annual reporting period, the primary contributors to performance came from the Fund’s positioning in: Mexican government bonds, currency and corporates; Brazilian government bonds, currency and corporates; and Peruvian rates, currency and corporate bonds. Corporate holdings in Petrobras, BBVA and Fermaca also aided returns. Key detractors from performance were the Fund’s currency hedges in the Chinese renminbi, Indian rupee and Israeli shekel. These holdings were initiated as hedges against a potential U.S. trade protectionist agenda.

∎	The Fund performed well during the first half of 2017 as central banks remained dovish despite hikes in the U.S. and taper talk from the European Central Bank (ECB). Global growth continues to improve and import demand remains strong. Trade balances for most emerging market economies have been improving steadily since 2012. We expect higher export volumes and prices to continue to help improve the trade balances of most emerging market economies over the next 12 months. Flows, a former headwind, have become a significant tailwind. Emerging market corporate, sovereign and local debt have attracted more than $64 billion of flows, surpassing 2016 flows of $42.7 billion. The significant increase is supportive of tighter hard currency spreads as well as stronger currencies.

Describe recent portfolio activity.

∎	During the first half of 2017, the Fund added 3.5% exposure to short-dated Turkish government and corporate bonds, 3% to Russian corporates and local currency rates and 2.5% to Indonesian government bonds. Over the period, the Fund reduced exposure to Mexico by 3%, Ghana by 2.5%, Israel by 2% and Brazil by 1.5%. The Fund reduced some exposure to credits where valuations looked stretched in comparison to fundamentals.

Describe portfolio positioning at period end.

∎	The Fund finished the reporting period on June 30, 2017 with a 45% exposure to emerging market local currency bonds (up from 38% at the end of 2016), a 30% position in emerging market corporate bonds (down from 35%), a 23% exposure to emerging market sovereign hard currency bonds (down from 25%) and a 3.7% cash position (up from 1.1%).

∎	The top five countries in the portfolio at the end of the reporting period are Mexico (19.8%), Brazil (14.5%), Peru (8.1%), Colombia (6.5%) and South Africa (6.9%). The top 5 corporate bonds are BBVA (4%), Petrobras (3.3%), Fermaca (2.3%), Abengo (2%) and Altice (2%). Overall, the Fund has exposure to 27 countries, 14 corporates and 24 different currencies.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

Describe market and portfolio outlook.

∎	We believe developed market fiscal policies are likely to remain expansionary for the next 12 months, providing further support for global growth, which should continue to benefit emerging markets.

∎	Although global inflation may rise, we believe it will likely remain relatively subdued and manageable over the next several years. Due to the reduced inflationary pressures, we expect to see lower overall interest rates in countries with floating currencies and credible central bank policies, where nominal yields offer significant compensation for risk.

∎	We expect emerging market corporate debt to continue to perform well over the second half of 2017 given the favorable macro trends, meaningful steps to strengthen balance sheets and deleverage, stable commodity prices and improving sovereign stories across Europe and Latin America.

∎	Emerging market corporate fundamentals have improved and we believe they are likely to continue to benefit from an increasingly stable macroeconomic environment.

∎	Technicals remain favorable and over the next year, we do not expect to see sharp reversals in fund flows, which are at their strongest levels since 2012. Net financing is expected to stay subdued as a result of continued liability management among emerging market corporates. Also supportive of the asset class, we believe cash flows from amortizations and coupons will remain robust in the coming years.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings Emerging Markets Local Currency Debt Fund (“EM Local Currency Debt Fund” or the “Fund”) is to seek long-term total return through investment in a diversified portfolio of emerging markets local-currency denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total rate of return for the annual reporting period from July 1, 2016 through June 30, 2017 of 9.84% and outperformed the J.P. Morgan Government Bond Index Emerging Markets Global Diversified (the “Index”), which returned 6.41%.[1]

What factors influenced performance of the Fund?

∎	For the reporting period, the Fund’s positions in Mexico, Peru and the euro were the primary contributors to performance relative to the Index. The Fund’s underweight in the Chinese renminbi, Indian rupee, and Israeli shekel were detractors from Fund performance.

∎	Mexico experienced a large selloff following the U.S. election in November and Peru sold off due to corruption allegations against its president. Both countries’ assets materially appreciated during the first half of 2017. Since taking office, we believe that President Trump and his administration have been constructive on strong relations with Mexico, for both economic and border security issues. The Mexican peso, the worst performing asset in 2016, has recovered its post-election losses and is currently trading at levels last seen in August 2016.

Describe recent portfolio activity.

∎	During the reporting period, the Fund reduced duration in Turkey due to the ongoing political situation, higher inflation and deteriorating fiscal situation. In Brazil, the Fund moved from nominal bonds to inflation-linked bonds due to the potential for higher inflation after 2019, as President Temer’s proposed fiscal and labor reforms may not materialize on the back of an ongoing political saga and prolonged recession. The Fund has also reduced its currency positions in Mexico, Poland and South Africa, after meaningful appreciation, and increased positions in Malaysia, Brazil and Russia on valuations and competitiveness.

Describe portfolio positioning at period end.

∎	The Fund finished the reporting period, at June 30, 2017, with an 88.3% exposure to emerging market bonds and an 11.7% cash position.

∎	The top five countries in the portfolio at the end of the reporting period are South Africa, Mexico, Indonesia, Malaysia and Brazil. Overall, the Fund has exposure to 16 different countries and 31 different currencies.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

Describe market and portfolio outlook.

∎	We remain optimistic that some emerging markets headwinds are in the process of becoming tailwinds for many economies.

∎	Emerging market countries continue to see meaningful adjustments to their current accounts to accommodate lower commodity revenues and continue to diversify and compete for export market share.

∎	Although global inflation may rise, we believe it will likely remain relatively subdued and manageable over the next several years. Due to the reduced inflationary pressures, we expect to see lower overall interest rates in countries with floating currencies and credible central bank policies, where nominal yields offer significant compensation for risk.

∎	The portfolio continues to add to constructive positioning on selected European and Latin American currencies, less so on Asian currencies, while maintaining a watchful eye on commodity prices.

∎	The portfolio continues to be positioned in selective rates where inflation is falling along with the narrowing of current account deficits. We believe a picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

CONTRIBUTION TO DURATION (IN YEARS)

Barings Global High Yield Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) is to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return from July 1, 2016 through June 30, 2017 of 14.90% and outperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index, which returned 12.58%.[1]

What factors influenced performance of the Fund?

∎	High yield saw a strong first half of the year, driven by market technicals and fundamentals, although new and recurring headwinds remain present. A strong corporate earnings season and demand for high yield have contributed to positive returns in the U.S. and Europe overall, while renewed volatility in crude oil prices caused the energy sector to weigh on performance across the market.

∎	The Fund was able to outperform the Index during this time period in large part due to the selection of quality companies across all industries except consumer-related sectors. Credit selection within the telecommunications and service sectors was a key driver of outperformance relative to the Index. As it pertains to consumer-related sectors, the overweight positioning and credit selection were both detractors to performance during the time period.

∎	From a ratings category perspective, the Fund outperformed primarily due to prudent credit selection within the BB and B segments. The Fund’s underweight positioning to BBs and overweight to the B and CCC segments positively impacted performance relative to the Index as the B and CCC categories outperformed the BB portion of the market. Credit selection within CCC rated credits was a detractor to performance as the Fund’s conservative positioning with this ratings category did not keep pace with the market.

∎	From a geographical perspective, the Fund’s marketweight positioning to the European and U.S. markets did not have a significant impact on performance. Credit selection within both regions was the key driver of outperformance relative to the Index, with the U.S. having a slight advantage over Europe.

Describe recent portfolio activity.

∎	Continuing the trend from the beginning of the year, the Fund remains underweight in the BB ratings category relative to the Index, favoring the B and CCC ratings categories that we believe will continue to outperform as demand for yield persists and corporate fundamentals improve. The Fund’s credit quality allocations have shifted slightly, increasing exposure to CCC rated credits by reducing cash, and maintaining similar allocations to BB and B credits.

∎	The Fund’s exposure to the telecommunications and oil & gas sectors experienced the largest market value decreases. The Fund’s largest sector was oil & gas and continues to be an overweight for the strategy relative to the market while telecommunications, the second largest position, continues to be an underweight relative to the market.

1. Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2017 Annual Report

∎	The Fund’s geographical allocations shifted slightly by increasing U.S. exposure by approximately 4% and decreasing exposure to European assets. Relative value opportunities in the U.S. market have generally been more attractive compared to Europe over this time period. As such, the Fund at period-end had a neutral position relative to the market across the two regions.

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished June 30, 2017 with a 31.3% weighting to senior secured high yield bonds and a 64.5% weighting to senior unsecured high yield bonds. The balance of the portfolio was invested in senior secured loans at 1.6%, unsecured loans at 0.9% and cash and accrued income at 1.8%.

∎	From an industry perspective, the Fund remains well-diversified across a number of Moody’s-based industries, with higher concentrations in oil & gas (13.7%), telecommunications (9.0%), and finance (8.1%) as of June 30, 2017.

∎	In terms of portfolio credit quality, as of June 30, 2017, the Fund had the following weighting breakdown: 3.4% in Baa, 27.1% in Ba, 51.4% in B, 14.9% in Caa and below and 1.8% in cash and accrued income.[2] A small portion of the portfolio (1.4%) is designated as not publicly rated and is not rated by either S&P, Moody’s or Fitch.

∎	The top five countries in the portfolio as of June 30, 2017 were the U.S. (68.6%), the U.K. (12.4%), France (3.8%), Switzerland (2.0%) and Ireland (1.8%). Overall, the Fund has exposure to 16 countries and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎	On the macroeconomic level, expectations continue for slower to moderate growth coupled with a low-rate environment. In June, the Federal Reserve voted to raise interest rates for the second time in 2017. Along with interest rate hikes, we expect the Federal Reserve will be looking to start winding down its balance sheet. As it stands, the recent rate hikes have had a negligible effect on the high yield market.

∎	In Europe, Central Banks continued a policy of credit easing and the British exit from the European Union negotiations continued with no substantial consequences. High-profile political transitions took place in Great Britain and France, though markets remained steadfast as concerns of major disruptions receded. Strengthening of economies across the Eurozone has provided the European Central Bank with some much needed flexibility as inflation numbers posted higher than expected and prospects of policy tightening shown on the horizon.

∎	The most notable story during the first half of 2017 has been the renewed crude oil price volatility and its effects on Energy sector returns. By the end of June, crude oil experienced a sharp decline from its high in mid-February and more recently hovering near November 2016 lows. The sharp decline further led to declines within the energy sector as a whole putting emphasis on the growing uncertainty over the short term outlook of oil and gas producers.

∎	As we enter the second half of 2017, we will continue to monitor the geopolitical environment as well as the renewed instability in the energy space. We expect to see ongoing economic growth while labor markets continue to improve and domestic production expands. The U.S. political environment remains in the spotlight as a number of agenda items remain in progress, including tax reform, healthcare and energy production regulations. In the coming months, we expect that crude oil prices, corporate earnings and overall market strength will be drivers of the high yield market.

2. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2017 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings U.S. High Yield Fund 2017 Annual Report

Investment Objective

The investment objective of the Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) is to seek a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net total return from July 1, 2016 through June 30, 2017 of 13.35% and outperformed the Bloomberg Barclays U.S. Corporate High Yield Index, which returned 12.70%.[1]

What factors influenced performance of the Fund?

∎	High yield has seen a strong first half of the year driven by market technicals and fundamentals, although new and recurring headwinds remain present. A strong corporate earnings season and demand for high yield have contributed to positive returns overall, while renewed volatility in crude oil prices caused the oil & gas sector to weigh on performance across the market.

∎	The Fund was able to outperform the Index during this time period in large part due to the selection of quality companies across all industries. Though the Fund’s exposure to the oil & gas sector was the largest detractor from performance during the period, we remain constructive over the long-term despite the recent volatility. Credit selection within the telecommunications and industrial sectors was a key driver of outperformance relative to the Index.

∎	From a ratings category perspective, the Fund outperformed primarily due to prudent credit selection within the BB and B segments. The Fund’s underweight positioning to BBs and overweight to the B and CCC segments positively impacted performance relative to the Index as the B and CCC categories outperformed the BB portion of the market. Credit selection within CCC rated credits was a detractor to performance as the Fund’s conservative positioning with this ratings category did not keep pace with the market.

Describe recent portfolio activity.

∎	Continuing the trend from the beginning of the year, the Fund remains underweight in the BB ratings category relative to the Index, favoring the B and CCC ratings categories that we believe will continue to outperform as demand for yield persists and corporate fundamentals improve. The Fund’s credit quality allocations have shifted slightly by decreasing exposure to CCC rated credits and increasing the allocation to B credits.

∎	The Fund’s exposure to the telecommunications sector has experienced the largest market value increase compared to other sectors and remains an underweight compared to the market. The Fund’s largest sector was oil & gas, which remained unchanged over the period and continues to be an overweight for the strategy relative to the market.

1. Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds (or of the investment company) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bloomberg Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2017 Annual Report

Describe portfolio positioning at period end.

∎	On a traded basis, the Fund finished June 30, 2017 with a 93.1% weighting to high yield bonds. The balance of the portfolio was invested in senior secured loans at 2.4%, unsecured loans at 0.8% and cash and accrued income at 3.7%.

∎	From a sector perspective, the Fund remains well-diversified across a number of Moody’s-based industries, with higher concentrations in oil & gas (17.4%), telecommunications (9.6%) and healthcare, education and childcare (9.3%) as of June 30, 2017.

∎	In terms of portfolio credit quality, as of June 30, 2017 the Fund had the following weighting breakdown: 2.7% in Baa, 31.3% in Ba, 47.2% in B, 13.9% in Caa and below, and cash and accrued income at 3.8%.[2] A small portion of the portfolio (1.2%) is designated as not publicly rated and is not rated by either S&P, Moody’s or Fitch.

Describe market and portfolio outlook.

∎	On the macroeconomic level, expectations continue for slower to moderate growth coupled with a low-rate environment. In June, the Federal Reserve voted to raise interest rates for the second time in 2017. Along with interest rate hikes, we expect the Federal Reserve will be looking to start winding down its balance sheet. As it stands, the recent rate hikes have had a negligible effect on the high yield market.

∎	The most notable story during the first half of 2017 has been the renewed crude oil price volatility and its effects on energy sector returns. By the end of June, crude oil experienced a sharp decline from its mid-February high, more recently hovering near November 2016 lows. The sharp decline led to declines within the energy sector as a whole, underscoring the growing uncertainty over the short-term outlook of oil and gas producers.

∎	As we enter the second half of 2017, we will continue to monitor the geopolitical environment as well as the renewed instability in the energy space. We expect to see ongoing economic growth while labor markets continue to improve and domestic production expands. The U.S. political environment remains in the spotlight as a number of agenda items remain in progress including tax reform, healthcare and energy production regulations. In the coming months, we believe that crude oil prices, corporate earnings and overall market strength will be drivers of the high yield market.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2017 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2017.

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2017.

Barings Funds Trust 2017 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,020.30	$1,010.15	$5.01
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.75%	1,000.00	1,016.40	1,008.20	8.75
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	1,021.40	1,010.70	3.76
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,021.40	1,010.70	3.76
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2017 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,044.50	$1,022.25	$6.08
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,040.60	1,020.30	9.87
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,045.90	1,022.95	4.82
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,045.80	1,022.90	4.82
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,016.90	$1,008.45	$3.25
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.26

Class C
Actual	0.90%	1,000.00	1,015.60	1,007.80	4.50
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class I
Actual	0.40%	1,000.00	1,018.10	1,009.05	2.00
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

Class Y
Actual	0.40%	1,000.00	1,018.10	1,009.05	2.00
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2017 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Total Return Bond Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,030.70	$1,015.35	$4.03
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

Class C
Actual	1.55%	1,000.00	1,026.80	1,013.40	7.79
Hypothetical	1.55%	1,000.00	1,017.10	1,008.55	7.75

Class I
Actual	0.55%	1,000.00	1,031.90	1,015.95	2.77
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

Class Y
Actual	0.55%	1,000.00	1,031.90	1,015.95	2.77
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

**	Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,110.80	$1,055.40	$6.28
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,106.80	1,053.40	10.19
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,112.20	1,056.10	4.98
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,112.20	1,056.10	4.98
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2017 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Emerging Markets Local Currency Debt Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.15%	$1,000.00	$1,134.90	$1,067.45	$6.09
Hypothetical	1.15%	1,000.00	1,019.10	1,009.55	5.76

Class C
Actual	1.88%	1,000.00	1,130.70	1,065.35	9.93
Hypothetical	1.88%	1,000.00	1,015.50	1,007.75	9.39

Class I
Actual	0.89%	1,000.00	1,136.20	1,068.10	4.71
Hypothetical	0.89%	1,000.00	1,020.40	1,010.20	4.46

Class Y
Actual	0.89%	1,000.00	1,136.20	1,068.10	4.71
Hypothetical	0.89%	1,000.00	1,020.40	1,010.20	4.46

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,052.60	$1,026.30	$5.34
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.26

Class C
Actual	1.80%	1,000.00	1,048.70	1,024.35	9.14
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.00

Class I
Actual	0.80%	1,000.00	1,054.00	1,027.00	4.07
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

Class Y
Actual	0.80%	1,000.00	1,054.00	1,027.00	4.07
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2017 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,050.00	$1,025.00	$5.08
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.75%	1,000.00	1,045.60	1,022.80	8.88
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	1,050.70	1,025.35	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,050.70	1,025.35	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2017 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2017 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $201,626,330, $160,059,674, $322,175,713 and $32,131,871, respectively)	$199,369,698	$160,726,246	$323,021,851	$32,589,414
Cash	–	–	804,046	–
Cash collateral held	–	150,000	–	–
Foreign currency, at value (cost $230,651, $90,219, $0 and $0, respectively)	232,200	91,071	–	–
Receivable for investments sold	5,346,971	7,594,448	1,419,399	2,111,241
Receivable for Fund shares sold	283,413	115,046	1,963,394	2,400
Interest receivable	1,338,485	1,921,484	1,741,946	167,457
Receivable from adviser (see Note 3)	–	–	79,873	16,221
Receivable for variation margin on open futures contracts	–	–	111,874	–
Foreign tax reclaims receivable	615	4,685	11	–
Variation margin receivable on open swap contracts	–	–	339	71
Unrealized appreciation on forward foreign currency exchange contracts	27,265	29,382	–	11,347
Unrealized appreciation on unfunded loan commitments	5,000	4,051	–	–
Prepaid expenses	32,763	37,155	19,261	20,497

Total assets	206,636,410	170,673,568	329,161,994	34,918,648

Liabilities
Payable for investments purchased	4,613	4,519	–	270,248
Payable for TBA and when-issued securities purchased	9,897,815	16,541,931	1,755,500	4,149,132
Payable for Fund shares repurchased	253,444	116,314	2,541,568	364
Due to custodian	–	1,313,982	39	–
Swap contracts, at fair value (up-front net premiums received of $0, $0, $21,344 and $5,142, respectively)	–	–	60,718	15,180
Payable for variation margin on open futures contracts	–	–	–	7,319
Investment advisory fee payable (see Note 3)	39,431	37,466	–	–
Cash collateral Due to Broker	–	150,000	530,000	–
Distribution fees payable	15,994	10,537	24,556	212
Dividends payable	56,368	280,785	71,866	59,695
Unrealized depreciation on forward foreign currency exchange contracts	334,783	289,668	–	9,101
Accrued expenses and other liabilities	183,146	153,190	189,540	51,564

Total liabilities	10,785,594	18,898,392	5,173,787	4,562,815

Total net assets	$195,850,816	$151,775,176	$323,988,207	$30,355,833

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2017

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$205	$160	$324	$30
Additional paid-in capital	200,341,516	153,801,227	321,953,616	30,112,319
Undistributed net investment loss	(1,302,641)	(1,244,900)	(12,296)	(46,905)
Accumulated net realized gain (loss)	(568,723)	(1,189,107)	997,863	(161,908)
Net unrealized appreciation (depreciation)	(2,619,541)	407,796	1,048,700	452,297

Total net assets	$195,850,816	$151,775,176	$323,988,207	$30,355,833

Class A
Net assets applicable to outstanding shares	$45,363,429	$26,904,482	$119,188,835	$217,975

Shares of beneficial interest outstanding	4,753,336	2,830,193	11,902,060	21,618

Net asset value per share outstanding	$9.54	$9.51	$10.01	$10.08

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.84	$9.91	$10.01	$10.50

Class C
Net assets applicable to outstanding shares	$8,017,810	$6,628,193	$235,568	$202,272

Shares of beneficial interest outstanding	843,207	698,070	23,540	20,061

Net asset value per share outstanding	$9.51	$9.50	$10.01	$10.08

Class I
Net assets applicable to outstanding shares	$19,733,204	$22,228,109	$100,217	$12,457,385

Shares of beneficial interest outstanding	2,064,006	2,338,763	10,010	1,235,482

Net asset value per share outstanding	$9.56	$9.50	$10.01	$10.08

Class Y
Net assets applicable to outstanding shares	$122,736,373	$96,014,392	$204,463,587	$17,478,201

Shares of beneficial interest outstanding	12,841,783	10,102,404	20,430,677	1,733,379

Net asset value per share outstanding	$9.56	$9.50	$10.01	$10.08

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $10,150,608, $4,839,652, $27,319,678 and $32,351,849, respectively)	$10,607,535	$5,141,785	$28,073,222	$33,362,565
Cash	1,100	–	655	655
Cash collateral held	110,000	30,000	–	–
Foreign currency, at value (cost $19, $3,905, $17,377 and $0, respectively)	19	4,022	17,433	–
Receivable for investments sold	–	229,060	25,204	836,922
Interest receivable	182,504	102,349	466,535	508,294
Receivable from adviser (see Note 3)	15,852	16,134	7,829	7,664
Receivable for variation margin on open futures contracts	9,955	–	–	–
Swap contracts, at fair value	3,346	26,569	–	–
Foreign tax reclaims receivable	–	1,197	1,727	297
Unrealized appreciation on forward foreign currency exchange contracts	236,064	178,973	9,654	–
Unrealized appreciation on unfunded loan commitments	–	–	735	489
Prepaid expenses	19,713	20,001	20,100	20,076

Total assets	11,186,088	5,750,090	28,623,094	34,736,962

Liabilities
Payable for investments purchased	–	214,363	–	–
Payable for TBA and when-issued securities purchased	–	–	505,372	1,439,607
Payable for Fund shares repurchased	457	–	666	4,741
Due to custodian	–	1,718	–	–
Payable for variation margin on open swap contracts	–	1,647	–	–
Distribution fees payable	226	110	226	589
Dividends payable	45,491	19,131	134,955	138,028
Unrealized depreciation on forward foreign currency exchange contracts	256,119	126,202	88,437	–
Accrued expenses and other liabilities	48,301	46,116	53,862	51,378

Total liabilities	350,594	409,287	783,518	1,634,343

Total net assets	$10,835,494	$5,340,803	$27,839,576	$33,102,619

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2017

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$10	$5	$27	$31
Additional paid-in capital	10,289,329	4,999,995	26,718,283	31,349,353
Undistributed net investment loss	(50,942)	(19,131)	(134,955)	(95)
Accumulated net realized gain	136,838	(19,293)	576,631	742,125
Net unrealized appreciation	460,259	379,227	679,590	1,011,205

Total net assets	$10,835,494	$5,340,803	$27,839,576	$33,102,619

Class A
Net assets applicable to outstanding shares	$210,983	$106,817	$111,198	$2,632,856

Shares of beneficial interest outstanding	20,006	10,000	10,650	248,613

Net asset value per share outstanding	$10.55	$10.68	$10.44	$10.59

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.99	$11.13	$10.88	$11.03

Class C
Net assets applicable to outstanding shares	$221,507	$106,817	$246,771	$118,437

Shares of beneficial interest outstanding	21,005	10,000	23,633	11,189

Net asset value per share outstanding	$10.55	$10.68	$10.44	$10.59

Class I
Net assets applicable to outstanding shares	$5,063,463	$2,563,585	$12,946,787	$15,720,125

Shares of beneficial interest outstanding	480,156	240,000	1,240,000	1,485,051

Net asset value per share outstanding	$10.55	$10.68	$10.44	$10.59

Class Y
Net assets applicable to outstanding shares	$5,339,541	$2,563,584	$14,534,820	$14,631,201

Shares of beneficial interest outstanding	506,325	240,000	1,392,101	1,382,293

Net asset value per share outstanding	$10.55	$10.68	$10.44	$10.58

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND

Investment Income
Interest income	$9,504,906	$8,709,213	$5,849,689	$711,417
Dividends	1,231	–	–	203,245
Other income	215,746	95,950	527	–

Total investment income	9,721,883	8,805,163	5,850,216	914,662

Operating Expenses
Advisory fees	1,123,060	930,139	862,959	111,712
12b-1 distribution and servicing plan
Class A	77,558	48,183	230,235	547
Class C	76,593	48,298	–	2,019
Administrator fees	279,002	208,575	382,543	62,179
Custody fees	197,157	152,629	293,239	59,280
Professional fees	114,002	97,851	66,700	32,749
Transfer agent fees	30,765	49,616	62,037	17,704
Directors’ fees	51,689	40,531	61,804	21,984
Registration fees	106,269	60,593	199,563	61,517
Printing and mailing expenses	34,881	25,866	42,876	9,756
Interest expense	–	–	174	48
Other operating expenses	43,894	31,398	53,576	11,377

Total operating expenses	2,134,870	1,693,679	2,255,706	390,872
Reimbursement of expenses
Class A	(118,533)	(68,571)	(376,687)	(5,965)
Class C	(40,703)	(21,087)	(7,157)	(5,777)
Class I	(80,659)	(78,963)	(7,779)	(100,118)
Class Y	(451,352)	(250,405)	(647,442)	(122,796)

Net operating expenses	1,443,623	1,274,653	1,216,641	156,216

Net investment income	8,278,260	7,530,510	4,633,575	758,446

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2017

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS TOTAL RETURN BOND FUND
Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$(2,482,430)	$(611,931)	$(45,791)	$20,880
Net realized gain on forward foreign currency exchange contracts	2,906,612	1,810,370	10,370	18,211
Net realized gain (loss) on foreign currency and translation	(657,481)	11,683	–	–
Net realized gain (loss) on futures contracts	–	–	1,238,507	(56,559)
Net realized (loss) on swap contracts	–	–	(13,991)	(16,406)

Net realized gain (loss)	(233,299)	1,210,122	1,189,095	(33,874)

Net change in unrealized appreciation (depreciation) on investments	9,367,633	8,944,852	(170,163)	(59,767)
Net change in unrealized appreciation on unfunded loan commitments	5,000	4,051	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,104,289)	(1,639,169)	1,972	3,858
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(72,642)	(27,024)	–	–
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	370,423	(86,817)
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(30,109)	(7,099)

Net change in unrealized appreciation (depreciation)	7,195,702	7,282,710	172,123	(149,825)

Net realized and unrealized gains (losses) on investments	6,962,403	8,492,832	1,361,218	(183,699)

Net increase in net assets resulting from operations	$15,240,663	$16,023,342	$5,994,793	$574,747

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $6,808, $9,303, $0 and $0, respectively)	$542,349	$181,979	$1,955,870	$2,291,200

Total investment income	542,349	181,979	1,955,870	2,291,200

Operating Expenses
Advisory fees	76,434	39,385	161,867	173,855
12b-1 distribution and servicing plan
Class A	507	263	268	4,963
Class C	2,077	1,050	1,952	1,104
Administrator fees	34,381	27,307	57,286	63,724
Custody fees	32,649	30,039	42,525	46,173
Professional fees	32,440	31,354	37,577	31,394
Transfer agent fees	23,280	16,792	18,809	16,914
Directors’ fees	18,378	17,374	21,816	22,695
Registration fees	60,707	60,082	60,853	61,473
Printing and mailing expenses	7,071	6,429	9,556	10,071
Other operating expenses	7,439	6,211	11,239	12,134

Total operating expenses	295,363	236,286	423,748	444,500
Reimbursement of expenses
Class A	(9,364)	(7,726)	(5,590)	(16,205)
Class C	(9,500)	(7,738)	(6,133)	(4,892)
Class I	(90,595)	(88,457)	(93,459)	(94,069)
Class Y	(91,723)	(88,457)	(100,524)	(86,192)

Net operating expenses	94,181	43,908	218,042	243,142

Net investment income	448,168	138,071	1,737,828	2,048,058

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2017

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND
Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	$137,827	$18,830	$668,379	$1,008,031
Net realized gain on forward foreign currency exchange contracts	205,253	145,221	436,697	–
Net realized gain (loss) on foreign currency and translation	3,856	1,059	(6,331)	–
Net realized gain (loss) on futures contracts	(8,404)	(160)	–	–
Net realized gain on swap contracts	76,699	46,363	–	–

Net realized gain	415,231	211,313	1,098,745	1,008,031

Net change in unrealized appreciation on investments	343,756 (1)	79,473 (2)	1,241,745	829,293
Net change in unrealized appreciation on unfunded loan commitments	–	–	735	489
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(53,592)	53,967	(359,672)	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(1,445)	(2,630)	9,887	–
Net change in unrealized appreciation (depreciation) on futures contracts	(4,335)	–	–	–
Net change in unrealized appreciation (depreciation) on swap contracts	28,498	(7,791)	–	–

Net change in unrealized appreciation	312,882	123,019	892,695	829,782

Net realized and unrealized gains on investments	728,113	334,332	1,991,440	1,837,813

Net increase in net assets resulting from operations	$1,176,281	$472,403	$3,729,268	$3,885,871

(1)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(3,514).
(2)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $653.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Operations
Net investment income	$8,278,260	$8,206,929	$7,530,510	$5,621,819
Net realized gain (loss) on investments	(233,299)	(3,068,981)	1,210,122	(2,698,429)
Net change in unrealized appreciation (depreciation) on investments	7,195,702	(4,711,060)	7,282,710	(3,086,490)

Net increase (decrease) in net assets from operations	15,240,663	426,888	16,023,342	(163,100)

Dividends to Common Shareholders
Net investment income
Class A	(938,252)	(304,354)	(998,532)	(835,584)

Class C	(185,364)	(268,027)	(215,973)	(205,363)

Class I	(672,463)	(1,191,256)	(1,381,435)	(1,782,878)

Class Y	(3,901,578)	(6,742,434)	(4,128,774)	(3,292,537)

Return of capital
Class A	(539,887)	–	(128,650)	–

Class C	(92,940)	–	(27,208)	–

Class I	(292,699)	–	(142,739)	–

Class Y	(1,654,649)	–	(507,018)	–

Total dividends to common shareholders	(8,277,832)	(8,506,071)	(7,530,329)	(6,116,362)

Capital Share Transactions
Net proceeds from sale of shares	148,677,637	76,837,249	80,293,147	38,204,380
Net Asset Value of shares issued to shareholders in payment of distributions declared	6,768,827	6,057,323	3,419,184	2,714,185
Cost of shares redeemed	(133,201,507)	(74,331,498)	(39,350,864)	(17,451,036)

Net increase in net assets resulting from capital stock transactions	22,244,957	8,563,074	44,361,467	23,467,529

Total increase in net assets	29,207,788	483,891	52,854,480	17,188,067

Net Assets
Beginning of year	166,643,028	166,159,137	98,920,696	81,732,629

End of year (includes undistributed net investment income of $(1,302,641), $(1,114,593), $(1,244,900) and $(704,256), respectively)	$195,850,816	$166,643,028	$151,775,176	$98,920,696

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS TOTAL RETURN BOND FUND
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$4,633,575	$1,645,747	$758,446	$675,606
Net realized gain (loss) on investments	1,189,095	(74,313)	(33,874)	(74,427)
Net change in unrealized appreciation (depreciation) on investments	172,123	876,577	(149,825)	602,122

Net increase in net assets resulting from operations	5,994,793	2,448,011	574,747	1,203,301

Dividends to Common Shareholders
Net investment income
Class A	(1,605,272)	(189,128)	(5,751)	(5,003)

Class C	(5,353)	(2,030)	(3,785)	(3,522)

Class I	(11,257)	(328,113)	(357,307)	(336,827)

Class Y	(3,057,128)	(1,108,430)	(433,167)	(338,788)

Net realized gain
Class A	(38,267)	–	–	(403)

Class C	(114)	–	–	(402)

Class I	(42)	–	–	(24,782)

Class Y	(63,403)	–	–	(24,827)

Total dividends to common shareholders	(4,780,836)	(1,627,701)	(800,010)	(734,554)

Capital Share Transactions
Net proceeds from sale of shares	317,789,229	209,020,134	5,001,298	25,427,645
Net Asset Value of shares issued to shareholders in payment of distributions declared	4,101,768	841,543	75,328	111,617
Cost of shares redeemed	(154,981,250)	(54,817,484)	(503,539)	–

Net increase in net assets resulting from capital stock transactions	166,909,747	155,044,193	4,573,087	25,539,262

Total increase in net assets	168,123,704	155,864,503	4,347,824	26,008,009

Net Assets
Beginning of year	155,864,503	–	26,008,009	–

End of year (includes undistributed net investment income of $(12,296), $29,798, $(46,905) and $(5,783), respectively)	$323,988,207	$155,864,503	$30,355,833	$26,008,009

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Operations
Net investment income	$448,168	$448,418	$138,071	$257,477
Net realized gain (loss) on investments	415,231	(334,735)	211,313	110,231
Net change in unrealized appreciation on investments	312,882	147,377	123,019	256,208

Net increase in net assets resulting from operations	1,176,281	261,060	472,403	623,916

Dividends to Common Shareholders
Net investment income
Class A	(10,093)	(6,867)	(9,790)	(3,143)

Class C	(8,789)	(5,895)	(9,013)	(2,726)

Class I	(254,319)	(172,655)	(241,257)	(78,768)

Class Y	(256,813)	(172,655)	(241,252)	(78,767)

Net realized gain
Class A	–	(62)	(1,816)	–

Class C	–	(62)	(1,816)	–

Class I	–	(1,488)	(43,584)	–

Class Y	–	(1,488)	(43,584)	–

Total dividends to common shareholders	(530,014)	(361,172)	(592,112)	(163,404)

Capital Share Transactions
Net proceeds from sale of shares	539,240	10,000,000	–	5,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	2,427	3,100	–	–
Cost of shares redeemed	(255,428)	–	–	–

Net increase in net assets resulting from capital stock transactions	286,239	10,003,100	–	5,000,000

Total increase (decrease) in net assets	932,506	9,902,988	(119,709)	5,460,512

Net Assets
Beginning of year	9,902,988	–	5,460,512	–

End of year (includes undistributed net investment income of $(50,942), $(81,669), $(19,131) and $197,484, respectively)	$10,835,494	$9,902,988	$5,340,803	$5,460,512

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on December 8, 2015.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$1,737,828	$980,491	$2,048,058	$1,053,626
Net realized gain on investments	1,098,745	345,486	1,008,031	288,570
Net change in unrealized appreciation (depreciation) on investments	892,695	(213,105)	829,782	181,423

Net increase in net assets resulting from operations	3,729,268	1,112,872	3,885,871	1,523,619

Dividends to Common Shareholders
Net investment income
Class A	(6,644)	(3,764)	(123,272)	(4,605)

Class C	(10,538)	(3,285)	(6,069)	(3,286)

Class I	(829,764)	(486,534)	(1,005,037)	(559,016)

Class Y	(890,882)	(486,908)	(913,775)	(486,719)

Net realized gain
Class A	(3,987)	–	(24,333)	–

Class C	(7,212)	–	(1,951)	–

Class I	(474,176)	–	(274,369)	–

Class Y	(517,180)	–	(253,823)	–

Total dividends to common shareholders	(2,740,383)	(980,491)	(2,602,629)	(1,053,626)

Capital Share Transactions
Net proceeds from sale of shares	1,640,235	25,138,500	7,082,995	27,302,500
Net Asset Value of shares issued to shareholders in payment of distributions declared	111,913	262	428,741	72,759
Cost of shares redeemed	(172,600)	–	(3,537,611)	–

Net increase in net assets resulting from capital stock transactions	1,579,548	25,138,762	3,974,125	27,375,259

Total increase in net assets	2,568,433	25,271,143	5,257,367	27,845,252

Net Assets
Beginning of year	25,271,143	–	27,845,252	–

End of year (includes undistributed net investment income of $(134,955), $54,471, $(95) and $0, respectively)	$27,839,576	$25,271,143	$33,102,619	$27,845,252

(1)	Fund commenced operations on October 30, 2015.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.13		$9.60		$10.20		$10.00
Income from investment operations:
Net investment income (2)	0.43		0.44		0.44		0.30
Net realized and unrealized gain (loss) on investments	0.42		(0.45)		(0.35)		0.08

Total increase (decrease) from investment operations	0.85		(0.01)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.31)		(0.46)		(0.68)		(0.18)
From net realized gain	–		–		(0.01)		–
From return of capital	(0.13)		–		–		–

Total dividends and distributions	(0.44)		(0.46)		(0.69)		(0.18)

Redemption fees	0.00		0.00		0.00	(3)	0.00

Net asset value, at end of year	$9.54		$9.13		$9.60		$10.20

Total investment return (4)	9.47%		(0.04)%		0.95%		3.81	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$45,363		$13,980		$5,153		$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.37%		1.72%		1.74%		2.27	%(6)
Ratio of net expenses to average net assets (7)	0.99	%(8)	1.05	%(9)	1.05	%(9)	1.05	%(6)(9)
Ratio of net investment income to average net assets	4.52%		4.74%		4.44%		3.76	%(6)
Portfolio turnover rate	47.06%		62.99%		63.17%		49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015		PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.10		$9.57		$10.16		$10.00
Income from investment operations:
Net investment income (2)	0.37		0.37		0.35		0.24
Net realized and unrealized gain (loss) on investments	0.41		(0.45)		(0.33)		0.07

Total increase (decrease) from investment operations	0.78		(0.08)		0.02		0.31

Less dividends and distributions:
From net investment income	(0.26)		(0.39)		(0.60)		(0.15)
From net realized gain	–		–		(0.01)		–
From return of capital	(0.11)		–		–		–

Total dividends and distributions	(0.37)		(0.39)		(0.61)		(0.15)

Redemption fees	0.00		0.00		0.00	(3)	0.00

Net asset value, at end of year	$9.51		$9.10		$9.57		$10.16

Total investment return (4)	8.68%		(0.81)%		0.30%		3.15	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$8,018		$6,803		$5,461		$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.24%		2.50%		3.12%		4.97	%(6)
Ratio of net expenses to average net assets (7)	1.71	%(8)	1.80	%(9)	1.80	%(9)	1.80	%(6)(9)
Ratio of net investment income to average net assets	3.91%		4.04%		3.60%		3.07	%(6)
Portfolio turnover rate	47.06%		62.99%		63.17%		49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.47	0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	0.40	(0.45)	(0.34)	0.10

Total increase from investment operations	0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–	–	(0.01)	–
From return of capital	(0.14)	–	–	–

Total dividends and distributions	(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.56	$9.15	$9.62	$10.21

Total investment return (4)	9.74%	0.25%	1.34%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$19,733	$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.16%	1.29%	1.31%	1.52	%(6)
Ratio of net expenses to average net assets (7)	0.75%	0.75%	0.75%	0.75	%(6)
Ratio of net investment income to average net assets	4.90%	5.07%	4.69%	3.72	%(6)
Portfolio turnover rate	47.06%	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.15	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.47	0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	0.40	(0.45)	(0.33)	0.10

Total increase from investment operations	0.87	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.32)	(0.49)	(0.70)	(0.19)
From net realized gain	–	–	(0.01)	–
From return of capital	(0.14)	–	–	–

Total dividends and distributions	(0.46)	(0.49)	(0.71)	(0.19)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.56	$9.15	$9.62	$10.21

Total investment return (4)	9.73%	0.22%	1.28%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$122,736	$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.14%	1.27%	1.25%	1.53	%(6)
Ratio of net expenses to average net assets (7)	0.75%	0.75%	0.75%	0.75	%(6)
Ratio of net investment income to average net assets	4.90%	5.08%	4.58%	3.80	%(6)
Portfolio turnover rate	47.06%	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$8.80	$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.55	0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	0.71	(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	1.26	(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.50)	(0.61)	(0.78)	(0.28)
From net realized gain	–	–	(0.13)	–
From return of capital	(0.05)	–	–	–

Total dividends and distributions	(0.55)	(0.61)	(0.91)	(0.28)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.51	$8.80	$9.51	$10.45

Total investment return (4)	14.61%	(0.84)%	(0.11)%	7.30	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$26,904	$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.56%	1.90%	1.98%	3.95	%(7)
Ratio of net expenses to average net assets (6)	1.20%	1.20%	1.20%	1.20	%(7)
Ratio of net investment income to average net assets	5.83%	6.28%	5.46%	4.88	%(7)
Portfolio turnover rate	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$8.79	$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.48	0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	0.71	(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	1.19	(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.43)	(0.55)	(0.71)	(0.22)
From net realized gain	–	–	(0.13)	–
From return of capital	(0.05)	–	–	–

Total dividends and distributions	(0.48)	(0.55)	(0.84)	(0.22)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.50	$8.79	$9.50	$10.45

Total investment return (4)	13.75%	(1.59)%	(0.93)%	6.75	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,628	$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.39%	2.91%	4.09%	10.50	%(7)
Ratio of net expenses to average net assets (6)	1.95%	1.95%	1.95%	1.95	%(7)
Ratio of net investment income to average net assets	5.12%	5.50%	4.79%	4.39	%(7)
Portfolio turnover rate	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.58	0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	0.70	(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–	–	(0.13)	–
From return of capital	(0.06)	–	–	–

Total dividends and distributions	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.50	$8.80	$9.51	$10.46

Total investment return (4)	14.90%	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$22,228	$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.27%	1.54%	1.58%	1.83	%(7)
Ratio of net expenses to average net assets (6)	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	6.22%	6.54%	5.69%	5.02	%(7)
Portfolio turnover rate	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$8.80	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.57	0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	0.71	(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	1.28	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.52)	(0.64)	(0.80)	(0.30)
From net realized gain	–	–	(0.13)	–
From return of capital	(0.06)	–	–	–

Total dividends and distributions	(0.58)	(0.64)	(0.93)	(0.30)

Redemption fees	0.00	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.50	$8.80	$9.51	$10.46

Total investment return (4)	14.90%	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$96,014	$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.28%	1.55%	1.58%	1.84	%(7)
Ratio of net expenses to average net assets (6)	0.95%	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	6.14%	6.56%	5.67%	5.04	%(7)
Portfolio turnover rate	48.69%	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.98		$10.00
Income from investment operations:
Net investment income (2)	0.17		0.15
Net realized and unrealized gain (loss) on investments	0.03		(0.03	)(3)

Total increase from investment operations	0.20		0.12

Less dividends and distributions:
From net investment income	(0.17)		(0.14)
From net realized gain	(0.00	)(4)	–

Total dividends and distributions	(0.17)		(0.14)

Net asset value, at end of year	$10.01		$9.98

Total investment return (5)	2.12%		1.17	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.06%		1.18	%(8)
Ratio of net expenses to average net assets (7)	0.65%		0.65	%(8)
Ratio of net investment income to average net assets	1.72%		1.51	%(8)
Portfolio turnover rate	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.19		0.07
Net realized and unrealized gain (loss) on investments	0.05		(0.03	)(3)

Total increase from investment operations	0.24		0.04

Less dividends and distributions:
From net investment income	(0.20)		(0.07)
From net realized gain	(0.00	)(4)	–

Total dividends and distributions	(0.20)		(0.07)

Net asset value, at end of year	$10.01		$9.97

Total investment return (5)	2.41%		0.39	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.09	%(7)	5.44	%(8)(10)
Ratio of net expenses to average net assets (9)	0.40	%(7)	1.40	%(8)(10)
Ratio of net investment income to average net assets	1.94	%(7)	0.71	%(8)(10)
Portfolio turnover rate	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(8)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.
(10)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.18		0.16
Net realized and unrealized gain (loss) on investments	0.06		(0.03	)(3)

Total increase from investment operations	0.24		0.13

Less dividends and distributions:
From net investment income	(0.20)		(0.16)
From net realized gain	(0.00	)(4)	–

Total dividends and distributions	(0.20)		(0.16)

Net asset value, at end of year	$10.01		$9.97

Total investment return (5)	2.44%		1.35	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.67%		0.96	%(8)
Ratio of net expenses to average net assets (7)	0.40%		0.44	%(8)
Ratio of net investment income to average net assets	1.84%		1.67	%(8)
Portfolio turnover rate	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.20		0.17
Net realized and unrealized gain (loss) on investments	0.04		(0.04	)(3)

Total increase from investment operations	0.24		0.13

Less dividends and distributions:
From net investment income	(0.20)		(0.16)
From net realized gain	(0.00	)(4)	–

Total dividends and distributions	(0.20)		(0.16)

Net asset value, at end of year	$10.01		$9.97

Total investment return (5)	2.38%		1.36	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.82%		0.87	%(8)
Ratio of net expenses to average net assets (7)	0.40%		0.41	%(8)
Ratio of net investment income to average net assets	1.97%		1.73	%(8)
Portfolio turnover rate	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	0.20

Total increase from investment operations	0.16	0.45

Less dividends and distributions:
From net investment income	(0.26)	(0.25)
From net realized gain	–	(0.02)

Total dividends and distributions	(0.26)	(0.27)

Net asset value, at end of year	$10.08	$10.18

Total investment return (3)	1.65%	4.63	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$218	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.52%	5.60	%(6)
Ratio of net expenses to average net assets (5)(7)	0.80%	0.80	%(6)
Ratio of net investment income to average net assets	2.49%	2.52	%(6)
Portfolio turnover rate	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.08)	0.21

Total increase from investment operations	0.09	0.38

Less dividends and distributions:
From net investment income	(0.19)	(0.18)
From net realized gain	–	(0.02)

Total dividends and distributions	(0.19)	(0.20)

Net asset value, at end of year	$10.08	$10.18

Total investment return (3)	0.89%	3.87	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$202	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.41%	6.38	%(6)
Ratio of net expenses to average net assets (5)(7)	1.55%	1.55	%(6)
Ratio of net investment income to average net assets	1.74%	1.77	%(6)
Portfolio turnover rate	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.28	0.27
Net realized and unrealized gain (loss) on investments	(0.09)	0.20

Total increase from investment operations	0.19	0.47

Less dividends and distributions:
From net investment income	(0.29)	(0.27)
From net realized gain	–	(0.02)

Total dividends and distributions	(0.29)	(0.29)

Net asset value, at end of year	$10.08	$10.18

Total investment return (3)	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,457	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.37	%(6)
Ratio of net expenses to average net assets (5)(7)	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	2.74%	2.77	%(6)
Portfolio turnover rate	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.08)	0.20

Total increase from investment operations	0.19	0.47

Less dividends and distributions:
From net investment income	(0.29)	(0.27)
From net realized gain	–	(0.02)

Total dividends and distributions	(0.29)	(0.29)

Net asset value, at end of year	$10.08	$10.18

Total investment return (3)	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$17,478	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.36	%(6)
Ratio of net expenses to average net assets (5)(7)	0.55%	0.55	%(6)
Ratio of net investment income to average net assets	2.72%	2.77	%(6)
Portfolio turnover rate	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.42		0.43
Net realized and unrealized gain (loss) on investments	0.73		(0.19)

Total increase from investment operations	1.15		0.24

Less dividends and distributions:
From net investment income	(0.50)		(0.34)
From net realized gain	–		(0.00	)(3)

Total dividends and distributions	(0.50)		(0.34)

Net asset value, at end of year	$10.55		$9.90

Total investment return (4)	11.94%		2.62	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.77%		6.82	%(7)
Ratio of net expenses to average net assets (6)	1.15	%(8)	1.16	%(7)
Ratio of net investment income to average net assets	4.17%		6.52	%(7)
Portfolio turnover rate	55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.35		0.38
Net realized and unrealized gain (loss) on investments	0.73		(0.19)

Total increase from investment operations	1.08		0.19

Less dividends and distributions:
From net investment income	(0.43)		(0.29)
From net realized gain	–		(0.00	)(3)

Total dividends and distributions	(0.43)		(0.29)

Net asset value, at end of year	$10.55		$9.90

Total investment return (4)	11.11%		2.10	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.47%		7.57	%(7)
Ratio of net expenses to average net assets (6)	1.89	%(8)	1.90	%(7)
Ratio of net investment income to average net assets	3.44%		5.79	%(7)
Portfolio turnover rate	55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.45		0.45
Net realized and unrealized gain (loss) on investments	0.73		(0.19)

Total increase from investment operations	1.18		0.26

Less dividends and distributions:
From net investment income	(0.53)		(0.36)
From net realized gain	–		(0.00	)(3)

Total dividends and distributions	(0.53)		(0.36)

Net asset value, at end of year	$10.55		$9.90

Total investment return (4)	12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.76%		2.58	%(7)
Ratio of net expenses to average net assets (6)	0.90	%(8)	0.92	%(7)
Ratio of net investment income to average net assets	4.42%		6.77	%(7)
Portfolio turnover rate	55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.45		0.45
Net realized and unrealized gain (loss) on investments	0.73		(0.19)

Total increase from investment operations	1.18		0.26

Less dividends and distributions:
From net investment income	(0.53)		(0.36)
From net realized gain	–		(0.00	)(3)

Total dividends and distributions	(0.53)		(0.36)

Net asset value, at end of year	$10.55		$9.90

Total investment return (4)	12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.77%		2.58	%(7)
Ratio of net expenses to average net assets (6)	0.90	%(8)	0.92	%(7)
Ratio of net investment income to average net assets	4.43%		6.77	%(7)
Portfolio turnover rate	55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.25		0.50
Net realized and unrealized gain on investments	0.67		0.73

Total increase from investment operations	0.92		1.23

Less dividends and distributions:
From net investment income	(0.98)		(0.31)
From net realized gain	(0.18)		–

Total dividends and distributions	(1.16)		(0.31)

Net asset value, at end of year	$10.68		$10.92

Total investment return (3)	9.57%		12.58	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.41%		8.55	%(6)
Ratio of net expenses to average net assets (5)	1.06	%(7)	1.08	%(6)
Ratio of net investment income to average net assets	2.41%		8.82	%(6)
Portfolio turnover rate	67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.18		0.46
Net realized and unrealized gain on investments	0.66		0.73

Total increase from investment operations	0.84		1.19

Less dividends and distributions:
From net investment income	(0.90)		(0.27)
From net realized gain	(0.18)		–

Total dividends and distributions	(1.08)		(0.27)

Net asset value, at end of year	$10.68		$10.92

Total investment return (3)	8.77%		12.13	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$107		$109
Ratio of total expenses (before reductions and reimbursements) to average net assets	9.17%		9.30	%(6)
Ratio of net expenses to average net assets (5)	1.80	%(7)	1.81	%(6)
Ratio of net investment income to average net assets	1.67%		8.09	%(6)
Portfolio turnover rate	67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.28		0.52
Net realized and unrealized gain on investments	0.67		0.73

Total increase from investment operations	0.95		1.25

Less dividends and distributions:
From net investment income	(1.01)		(0.33)
From net realized gain	(0.18)		–

Total dividends and distributions	(1.19)		(0.33)

Net asset value, at end of year	$10.68		$10.92

Total investment return (3)	9.84%		12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.32%		4.03	%(6)
Ratio of net expenses to average net assets (5)	0.81	%(7)	0.84	%(6)
Ratio of net investment income to average net assets	2.65%		9.07	%(6)
Portfolio turnover rate	67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.92		$10.00
Income from investment operations:
Net investment income (2)	0.28		0.52
Net realized and unrealized gain on investments	0.67		0.73

Total increase from investment operations	0.95		1.25

Less dividends and distributions:
From net investment income	(1.01)		(0.33)
From net realized gain	(0.18)		–

Total dividends and distributions	(1.19)		(0.33)

Net asset value, at end of year	$10.68		$10.92

Total investment return (3)	9.84%		12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,564		$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.32%		4.03	%(6)
Ratio of net expenses to average net assets (5)	0.81	%(7)	0.84	%(6)
Ratio of net investment income to average net assets	2.65%		9.07	%(6)
Portfolio turnover rate	67.23%		37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.
(7)	Net expenses reflect voluntary expense reimbursements to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.64	0.38
Net realized and unrealized gain on investments	0.77	0.05

Total increase from investment operations	1.41	0.43

Less dividends and distributions:
From net investment income	(0.64)	(0.38)
From net realized gain	(0.38)	–

Total dividends and distributions	(1.02)	(0.38)

Net asset value, at end of year	$10.44	$10.05

Total investment return (3)	14.61%	4.45	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.27%	7.14	%(6)
Ratio of net expenses to average net assets (5)	1.05%	1.04	%(6)
Ratio of net investment income to average net assets	6.20%	5.83	%(6)
Portfolio turnover rate	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.56	0.33
Net realized and unrealized gain on investments	0.77	0.05

Total increase from investment operations	1.33	0.38

Less dividends and distributions:
From net investment income	(0.56)	(0.33)
From net realized gain	(0.38)	–

Total dividends and distributions	(0.94)	(0.33)

Net asset value, at end of year	$10.44	$10.05

Total investment return (3)	13.75%	3.94	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.94%	7.89	%(6)
Ratio of net expenses to average net assets (5)	1.80%	1.78	%(6)
Ratio of net investment income to average net assets	5.40%	5.09	%(6)
Portfolio turnover rate	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.67	0.39
Net realized and unrealized gain on investments	0.77	0.05

Total increase from investment operations	1.44	0.44

Less dividends and distributions:
From net investment income	(0.67)	(0.39)
From net realized gain	(0.38)	–

Total dividends and distributions	(1.05)	(0.39)

Net asset value, at end of year	$10.44	$10.05

Total investment return (3)	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (5)	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.46%	6.08	%(6)
Portfolio turnover rate	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.67	0.39
Net realized and unrealized gain on investments	0.77	0.05

Total increase from investment operations	1.44	0.44

Less dividends and distributions:
From net investment income	(0.67)	(0.39)
From net realized gain	(0.38)	–

Total dividends and distributions	(1.05)	(0.39)

Net asset value, at end of year	$10.44	$10.05

Total investment return (3)	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.53%	1.51	%(6)
Ratio of net expenses to average net assets (5)	0.80%	0.79	%(6)
Ratio of net investment income to average net assets	6.45%	6.08	%(6)
Portfolio turnover rate	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.65	0.39
Net realized and unrealized gain on investments	0.65	0.13

Total increase from investment operations	1.30	0.52

Less dividends and distributions:
From net investment income	(0.66)	(0.38)
From net realized gain	(0.19)	–

Total dividends and distributions	(0.85)	(0.38)

Net asset value, at end of year	$10.59	$10.14

Total investment return (3)	13.13%	5.36	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.82%	5.47	%(6)
Ratio of net expenses to average net assets (5)	1.00%	0.99	%(6)
Ratio of net investment income to average net assets	6.21%	5.93	%(6)
Portfolio turnover rate	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.58	0.33
Net realized and unrealized gain on investments	0.64	0.14

Total increase from investment operations	1.22	0.47

Less dividends and distributions:
From net investment income	(0.58)	(0.33)
From net realized gain	(0.19)	–

Total dividends and distributions	(0.77)	(0.33)

Net asset value, at end of year	$10.59	$10.14

Total investment return (3)	12.24%	4.85	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.18%	7.30	%(6)
Ratio of net expenses to average net assets (5)	1.75%	1.73	%(6)
Ratio of net investment income to average net assets	5.50%	5.08	%(6)
Portfolio turnover rate	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.68	0.40
Net realized and unrealized gain on investments	0.64	0.13

Total increase from investment operations	1.32	0.53

Less dividends and distributions:
From net investment income	(0.68)	(0.39)
From net realized gain	(0.19)	–

Total dividends and distributions	(0.87)	(0.39)

Net asset value, at end of year	$10.59	$10.14

Total investment return (3)	13.36%	5.53	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.38	%(6)
Ratio of net expenses to average net assets (5)	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.50%	6.11	%(6)
Portfolio turnover rate	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.68	0.39
Net realized and unrealized gain on investments	0.63	0.14

Total increase from investment operations	1.31	0.53

Less dividends and distributions:
From net investment income	(0.68)	(0.39)
From net realized gain	(0.19)	–

Total dividends and distributions	(0.87)	(0.39)

Net asset value, at end of year	$10.58	$10.14

Total investment return (3)	13.35%	5.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.42	%(6)
Ratio of net expenses to average net assets (5)	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	6.50%	6.06	%(6)
Portfolio turnover rate	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

			SHARES	COST	FAIR VALUE
Equities — 0.2%*:

Common Stocks — 0.1%*:

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤			2,007	$–	$–

Oil and Gas — 0.1%*:
Sabine Oil & Gas LLC¤			387	22,597	17,221
Sabine Oil & Gas LLC¤			1,230	5,523	8,918
Sabine Oil & Gas LLC¤			219	596	1,369
Southcross Energy Holdings LP¤			22	–	–
Southcross Energy Partners LP			22	5,500	12,595
Templar Energy LLC¤			8,763	50,647	48,194
Templar Energy LLC¤			5,602	56,021	51,819

Total Oil and Gas			16,245	140,884	140,116

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.+¤			469	–	–
Tunstall Group Holdings Ltd.+¤			310	–	–

Total Healthcare, Education and Childcare			779	–	–

Total Common Stocks			19,031	140,884	140,116

Preferred Stock — 0.1%*:

Chemicals, Plastics and Rubber — 0.1%*:
Pinnacle Agriculture Holdings A 2¤			254,165	170,939	218,582

Total Equities			273,196	311,823	358,698

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.3%*:

Bank Loans — 84.5%*§:

Aerospace and Defense — 0.9%*:
CPI International, Inc.	8.46%	4/7/2022	234,173	233,063	234,173
Doncasters Finance US LLC	4.80	4/9/2020	1,680,037	1,647,461	1,621,236

Total Aerospace and Defense			1,914,210	1,880,524	1,855,409

Automobile — 1.2%*:
FPC Holdings, Inc.	5.30	11/19/2019	471,742	427,904	461,128
Gates Global LLC	4.55	4/1/2024	1,050,538	1,054,335	1,049,582
NN, Inc.	5.48	10/19/2022	852,249	854,206	850,118

Total Automobile			2,374,529	2,336,445	2,360,828

Beverage, Food and Tobacco — 2.6%*:
CTI Foods Holding Co. LLC	4.73	6/29/2020	1,371,856	1,364,284	1,289,545
Del Monte Foods, Inc.	4.43	2/18/2021	1,482,260	1,369,059	1,189,513

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Beverage, Food and Tobacco (Continued)
Deoleo S.A.+	4.50%	6/11/2021	500,000	$677,750	$421,299
JBS USA LLC	5.75	10/30/2022	1,451,888	1,454,964	1,414,139
Labeyrie Fine Foods SAS+	4.25	5/23/2023	500,000	541,956	572,503
Iglo Foods Midco Ltd.+	3.91	5/15/2024	218,165	217,630	218,505

Total Beverage, Food and Tobacco			5,524,169	5,625,643	5,105,504

Broadcasting and Entertainment — 3.5%*:
All3Media International+	5.25	6/30/2021	1,500,000	2,303,704	1,962,349
All3Media International+	8.25	6/30/2022	500,000	672,682	569,647
AP NMT Acquisition B.V.+	6.90	8/13/2021	1,099,020	1,041,908	1,028,496
AP NMT Acquisition B.V.+	7.00	8/13/2021	529,510	642,529	562,748
AP NMT Acquisition B.V.+	10.15	8/13/2022	182,721	157,969	136,726
Intelsat Jackson Holdings S.A.	4.00	6/30/2019	500,000	492,596	495,390
Technicolor S.A.+	3.00	12/31/2023	500,000	538,344	573,039
Univision Communications, Inc.	3.98	3/15/2024	1,491,955	1,488,372	1,461,489

Total Broadcasting and Entertainment			6,303,206	7,338,104	6,789,884

Buildings and Real Estate — 0.8%*:
Capital Automotive L.P.	7.22	3/24/2025	303,331	300,279	307,501
Cemex SAB de CV+	3.00	7/23/2020	97,070	106,733	110,591
Cemex SAB de CV+	4.23	7/23/2020	441,849	441,849	440,007
Jeld-Wen, Inc.	4.30	7/1/2022	760,200	767,799	765,902

Total Buildings and Real Estate			1,602,450	1,616,660	1,624,001

Chemicals, Plastics and Rubber — 5.4%*:
Allnex (Luxembourg) & Cy S.C.A.+	3.25	9/13/2023	694,750	785,872	799,904
Allnex (Luxembourg) & Cy S.C.A.	4.41	9/13/2023	424,535	422,643	424,802
Allnex USA, Inc.	4.41	9/13/2023	319,840	318,415	320,042
Alpha 3 B.V.	4.30	1/31/2024	1,592,718	1,603,988	1,594,709
Associated Asphalt Partners LLC	6.48	3/21/2024	295,611	294,181	299,675
Flint Group GmbH+	4.15	9/7/2021	89,190	88,649	87,963
Flint Group US LLC+	4.15	9/7/2021	539,524	536,256	532,106
INEOS Styrolution Group GmbH+	3.25	4/1/2024	416,565	447,559	481,194
KMG Chemicals, Inc.	5.41	6/15/2024	193,396	192,431	195,152
MacDermid Funding LLC	4.25	6/7/2020	491,287	530,220	564,895
MacDermid, Inc.	4.73	6/5/2020	1,355,610	1,362,936	1,358,999
Methanol Holdings (Trinidad) Ltd.	4.73	6/30/2022	1,112,752	1,104,782	1,109,970
Novacap S.A.+	4.25	6/22/2023	500,000	558,440	575,763
OXEA Finance & Cy S.C.A.+	4.50	1/15/2020	489,848	519,799	560,061
OXEA Finance LLC+	4.40	1/15/2020	348,700	344,922	343,470
Tronox Pigments (Netherlands) B.V.	4.80	3/19/2020	1,382,005	1,344,707	1,388,915

Total Chemicals, Plastics and Rubber			10,246,331	10,455,800	10,637,620

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass — 5.8%*:
BWAY Holding Co.	4.33%	4/3/2024	1,500,000	$1,492,649	$1,499,190
Coveris Holdings S.A.	5.55	6/26/2022	348,143	346,402	345,967
Flex Acquisition Co., Inc.	4.40	12/29/2023	1,599,940	1,618,714	1,603,603
Go Daddy Operating Co. LLC	3.73	2/15/2024	1,469,223	1,470,583	1,471,794
ProAmpac Intermediate, Inc.	5.19	11/18/2023	746,250	749,697	753,250
ProAmpac Intermediate, Inc.	9.67	11/18/2024	750,000	739,598	760,785
Reynolds Group Holdings, Inc.	4.23	2/5/2023	1,769,591	1,772,763	1,770,883
Signode Industrial Group US, Inc.	4.01	5/3/2021	1,430,960	1,436,903	1,429,171
Tekni-Plex, Inc.	4.73	6/1/2022	1,646,677	1,630,096	1,652,853

Total Containers, Packaging and Glass			11,260,784	11,257,405	11,287,496

Diversified/Conglomerate Manufacturing — 3.8%*:
LTI Holdings, Inc.	5.92	5/16/2024	823,909	815,715	815,670
Misys Europe S.A.+	4.25	6/13/2024	500,000	541,763	578,305
MTS Systems Corp.	5.33	7/5/2023	389,863	386,505	392,787
PCF GmbH+	4.00	4/7/2024	500,000	525,541	576,072
Pelican Products, Inc.	5.55	4/11/2020	962,865	961,554	964,473
Project Alpha Intermediate Holding, Inc.	4.67	4/26/2024	595,102	592,189	590,639
STS Operating, Inc.	4.96	2/12/2021	296,080	296,312	296,820
Triple Point Technology, Inc.	5.55	7/10/2020	1,702,601	1,616,737	1,593,004
Triple Point Technology, Inc.††	9.55	7/10/2021	258,851	235,480	209,186
Wilsonart LLC	4.80	12/19/2023	1,496,241	1,514,584	1,499,607

Total Diversified/Conglomerate Manufacturing			7,525,512	7,486,380	7,516,563

Diversified/Conglomerate Service — 12.1%*:
Almonde, Inc.+	8.46	6/13/2025	752,587	767,168	765,486
Aquilex Holdings LLC	5.12	12/31/2020	183,471	183,239	179,801
Atrium Innovations, Inc.	4.80	2/13/2021	1,603,382	1,596,867	1,608,401
Brickman Group Ltd. LLC	4.22	12/18/2020	1,463,370	1,470,394	1,464,058
Hyland Software, Inc.	4.55	7/1/2022	1,000,000	1,010,000	1,005,500
Infor (US), Inc.	3.75	2/1/2022	498,750	537,716	573,566
Infor (US), Inc.	4.05	2/1/2022	1,496,250	1,497,412	1,485,836
inVentiv Health, Inc.	4.95	11/9/2023	1,609,304	1,628,212	1,611,316
Kronos, Inc.	4.68	11/1/2023	1,603,056	1,607,365	1,612,674
MA FinanceCo LLC	4.05	4/29/2024	246,296	246,648	246,604
Misys Europe S.A.+	4.74	6/13/2024	559,918	557,136	559,711
Northgate Information Solutions Ltd.+	6.50	3/23/2022	500,000	524,129	538,238
PowerTeam Services LLC	8.55	11/6/2020	500,000	497,578	490,000
Prime Security Services Borrower LLC	3.97	5/2/2022	1,498,597	1,493,977	1,497,668
Project Leopard Holdings, Inc.	6.80	5/31/2023	239,112	238,514	239,411
Quest Software US Holdings, Inc.	7.23	10/31/2022	1,491,587	1,477,241	1,513,215
RP Crown Parent LLC	4.73	10/12/2023	1,769,122	1,764,550	1,778,604
Seattle Spinco, Inc.	4.05	4/19/2024	1,663,300	1,665,675	1,665,380
TierPoint LLC	4.98	5/5/2024	267,850	266,534	267,737

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Verisure Holding AB+	3.00%	10/20/2022	500,000	$527,175	$572,828
Veritas Bermuda Ltd.	5.50	6/30/2023	798,000	891,207	916,622
Veritas Bermuda Ltd.	5.80	1/27/2023	1,296,750	1,291,886	1,298,099
VF Holding Corp.	4.55	6/30/2023	1,737,497	1,741,925	1,734,960

Total Diversified/Conglomerate Service			23,278,199	23,482,548	23,625,715

Ecological — 0.7%*:
Emerald 3 Ltd.	8.30	5/31/2022	390,426	387,991	358,540
Emerald US, Inc.	5.30	5/9/2021	600,000	558,787	564,000
PHS Group Ltd.+	6.25	12/20/2021	299,197	369,971	394,482

Total Ecological			1,289,623	1,316,749	1,317,022

Electronics — 5.1%*:
Dell, Inc.	3.73	9/7/2023	1,995,000	2,014,096	2,001,643
First Data Corp.	3.47	7/8/2022	1,526,007	1,524,378	1,522,909
Informatica Corp.	4.80	8/5/2022	1,648,981	1,643,394	1,646,920
Micro Holding Corp.	4.98	7/8/2021	574,963	573,058	578,379
Renaissance Learning, Inc.	5.05	4/9/2021	1,742,202	1,729,314	1,747,097
Wall Street Systems Delaware, Inc.	4.25	8/26/2023	310,217	327,806	356,529
Wall Street Systems Delaware, Inc.	4.79	8/26/2023	1,243,750	1,249,788	1,249,198
Western Digital Corp.	3.98	4/29/2023	939,485	945,214	942,660

Total Electronics			9,980,605	10,007,048	10,045,335

Farming and Agriculture — 0.8%*:
Dole Food Co., Inc.	4.15	4/6/2024	1,486,086	1,494,180	1,487,944

Finance — 3.0%*:
Cunningham Lindsey US, Inc.	5.05	12/10/2019	478,466	477,522	430,223
Cunningham Lindsey US, Inc.	9.30	6/10/2020	748,546	749,455	374,273
Moneygram International, Inc.	4.55	3/27/2020	1,283,595	1,230,568	1,283,056
NFP Corp.	4.80	1/8/2024	1,543,966	1,565,005	1,546,374
SAM Finance Lux S.a.r.l.+	5.00	12/17/2020	335,477	542,368	438,170
Tempo Acquisition LLC	4.06	5/1/2024	1,637,201	1,636,595	1,640,016
VFH Parent LLC	5.05	10/15/2021	168,381	168,171	169,294

Total Finance			6,195,632	6,369,684	5,881,406

Healthcare, Education and Childcare — 9.7%*:
Alere, Inc.	4.48	6/18/2022	1,711,502	1,713,923	1,714,565
Arbor Pharmaceuticals, Inc.	6.30	7/5/2023	1,586,522	1,570,105	1,600,404
CareCore National LLC	5.23	3/5/2021	1,522,867	1,527,919	1,538,095
Endo Luxembourg Finance Co. I S.a r.l.	5.50	4/29/2024	551,772	549,076	556,601
Explorer Holdings, Inc.	6.17	5/2/2023	523,387	519,104	527,312
Greatbatch Ltd.	4.71	10/27/2022	1,336,516	1,340,077	1,340,526
Immucor, Inc.	5.00	8/17/2018	155,436	151,533	155,371

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Jaguar Holding Co. II	4.01%	8/18/2022	1,506,565	$1,508,002	$1,506,836
Kindred Healthcare, Inc.	4.69	4/9/2021	1,668,927	1,630,266	1,673,099
Ortho-Clinical Diagnostics, Inc.	5.05	6/30/2021	2,005,002	1,996,633	1,992,070
Press Ganey Holdings, Inc.	4.48	10/21/2023	1,243,750	1,254,734	1,246,859
Press Ganey Holdings, Inc.	8.48	10/21/2024	821,256	831,883	837,681
Riemser Pharma GmbH+	5.50	6/29/2023	500,000	539,084	512,540
Rodenstock GmbH+	4.13	5/30/2019	1,500,000	1,769,918	1,660,115
Tunstall Group Holdings Ltd.+	8.49	10/16/2020	500,699	796,264	657,026
Valeant Pharmaceuticals International, Inc.	5.83	4/1/2022	1,525,522	1,495,085	1,545,552

Total Healthcare, Education and Childcare			18,659,723	19,193,606	19,064,652

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.4%*:
Keter Group B.V.+	5.25	10/31/2023	500,000	519,112	575,655
Serta Simmons Bedding LLC	4.59	11/8/2023	1,725,963	1,718,020	1,723,253
Serta Simmons Bedding LLC	9.18	11/8/2024	500,000	493,056	497,710

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,725,963	2,730,188	2,796,618

Hotels, Motels, Inns and Gaming — 1.1%*:
Cyan Blue Holdco 3 Ltd.+	4.56	2/25/2022	500,000	738,623	658,551
Financiere Sun S.A.S.+	4.25	3/14/2023	338,983	369,560	391,428
HNVR Holdco Ltd.+	5.00	9/12/2023	492,449	543,027	569,599
Tackle S.a.r.l+	3.50	8/8/2022	500,000	554,189	573,525

Total Hotels, Motels, Inns and Gaming			1,831,432	2,205,399	2,193,103

Insurance — 5.4%*:
Alliant Holdings I, Inc.	4.42	8/14/2024	1,825,041	1,822,508	1,821,391
AmWINS Group, Inc.	4.13	1/25/2024	1,496,241	1,499,874	1,495,313
Asurion LLC	4.23	11/3/2023	1,619,107	1,629,766	1,627,203
GENEX Holdings, Inc.	5.48	5/30/2021	1,473,418	1,469,574	1,462,367
Hub International Ltd.	4.42	10/2/2020	1,784,085	1,793,768	1,787,618
Sedgwick Claims Management Services, Inc.	6.98	2/28/2022	561,418	560,995	564,225
USI Holdings	4.18	5/16/2024	243,545	242,342	241,718
York Risk Services Holding Corp.	4.98	10/1/2021	1,667,362	1,636,478	1,626,929

Total Insurance			10,670,217	10,655,305	10,626,764

Leisure, Amusement, Entertainment — 2.0%*:
Delta 2 (LUX) S.a.r.l.+	4.50	2/1/2024	1,587,247	1,583,442	1,587,580
Delta 2 (LUX) S.a.r.l.+	8.00	7/29/2022	131,250	131,134	131,954
Dorna Sports, S.L.+	3.25	4/12/2024	500,000	540,275	575,061
SeaWorld Parks & Entertainment, Inc.	4.30	4/2/2024	1,589,987	1,579,478	1,585,615

Total Leisure, Amusement, Entertainment			3,808,484	3,834,329	3,880,210

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.9%*:
Alison Bidco S.a.r.l.+	5.80%	8/29/2021	289,083	$287,356	$287,154
Apex Tool Group LLC	4.50	1/31/2020	1,702,264	1,685,721	1,656,525
Gardner Denver, Inc.	4.57	7/30/2020	1,373,928	1,315,691	1,375,274
Husky Injection Molding Systems Ltd.+	4.48	6/30/2021	1,691,115	1,689,729	1,697,254
Schenck Measuring and Process Technologies+	6.25	5/13/2022	500,000	550,500	570,601

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			5,556,390	5,528,997	5,586,808

Mining, Steel, Iron and Non-Precious Metals — 2.5%*:
Arch Coal, Inc.	5.23	3/7/2024	1,468,737	1,472,499	1,465,683
Boomerang Tube LLC¤††	15.00	2/2/2020	32,825	32,879	32,825
Boomerang Tube LLC¤††	16.23	2/2/2020	102,996	102,996	102,996
Boomerang Tube LLC¤††	18.73	2/1/2021	86,959	86,959	9,565
Boomerang Tube LLC¤††	20.00	2/2/2020	38,176	36,330	34,358
H.C. Starck GmbH+	8.00	5/30/2020	521,802	556,989	595,481
H.C. Starck GmbH+	8.45	5/30/2020	521,802	499,820	523,107
Murray Energy Corp.	8.55	4/16/2020	1,258,927	1,242,714	1,227,454
Peabody Energy Corp.	5.73	3/31/2022	315,646	313,982	314,936
Zekelman Industries, Inc.	4.79	6/14/2021	595,400	590,648	598,228

Total Mining, Steel, Iron and Non-Precious Metals			4,943,270	4,935,816	4,904,633

Oil and Gas — 4.9%*:
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	1,499,143	1,399,670	1,286,759
Eastern Power LLC	5.23	10/2/2023	1,848,343	1,839,742	1,838,640
Fieldwood Energy LLC PIK	8.42	9/30/2020	2,613,837	1,749,859	1,647,412
Floatel International, Ltd.	6.30	6/27/2020	398,186	396,174	291,671
Gulf Finance LLC	6.55	8/25/2023	975,249	949,459	905,763
Paragon Offshore Finance Co.~	6.00	7/18/2021	545,863	474,033	208,793
Seadrill Partners Finco LLC	4.30	2/21/2021	2,441,563	1,663,839	1,552,834
Southcross Holdings Borrower LP	9.00	4/13/2023	20,574	20,574	17,899
UTEX Industries, Inc.	5.23	5/22/2021	988,034	858,309	878,530
UTEX Industries, Inc.	8.48	5/22/2022	1,000,000	587,232	881,250

Total Oil and Gas			12,330,792	9,938,891	9,509,551

Personal Transportation — 0.9%*:
Travelport Finance (Luxembourg) S.a.r.l.	4.43	9/2/2021	1,749,000	1,760,850	1,751,187

Printing and Publishing — 1.0%*:
Ascend Learning LLC	4.55	7/5/2022	202,870	201,856	202,870
Springer Science+Business Media Deutschland GmbH+	4.80	8/14/2020	1,698,530	1,691,463	1,699,600

Total Printing and Publishing			1,901,400	1,893,319	1,902,470

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores — 1.9%*:
Academy, Ltd.	5.20%	7/1/2022	1,502,582	$1,471,521	$1,161,496
Advantage Sales & Marketing, Inc.	4.55	7/23/2021	942,512	938,679	901,871
Maxeda DIY B.V.+	7.00	6/28/2019	583,334	653,770	662,683
Nature’s Bounty Co. (The)	4.80	5/5/2023	995,000	995,000	995,537

Total Retail Stores			4,023,428	4,058,970	3,721,587

Telecommunications — 3.5%*:
Digicel International Finance Ltd.+	4.94	5/28/2024	787,110	790,284	791,786
Numericable Group SA+	3.94	7/31/2025	1,000,000	997,555	990,940
Numericable US LLC+	4.42	1/14/2025	1,492,500	1,488,278	1,489,395
Telenet Financing USD LLC+	3.00	3/31/2026	500,000	531,841	575,238
Virgin Media Bristol LLC+	3.91	1/31/2025	1,600,000	1,615,336	1,599,600
Ziggo Secured Finance Partnership+	3.66	4/15/2025	1,502,234	1,499,929	1,497,111

Total Telecommunications			6,881,844	6,923,223	6,944,070

Utilities — 1.6%*:
Dynegy, Inc.	4.48	2/7/2024	1,496,250	1,496,250	1,492,435
Helix Gen Funding LLC	4.96	6/2/2024	524,121	523,938	526,930
Vistra Operations Co. LLC	4.47	12/14/2023	1,084,248	1,094,438	1,083,434

Total Utilities			3,104,619	3,114,626	3,102,799

Total Bank Loans			167,167,898	167,440,689	165,519,179

Corporate Bonds — 8.8%*:

Broadcasting and Entertainment — 0.2%*:
Entertainment One Ltd.+	6.88	12/15/2022	100,000	150,222	142,618
VTR Finance BV+	6.88	1/15/2024	211,000	214,207	223,660

Total Broadcasting and Entertainment			311,000	364,429	366,278

Cargo Transport — 0.6%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	861,000	910,630	955,710
WFS Global Holding SAS+	9.50	7/15/2022	100,000	113,435	124,454

Total Cargo Transport			961,000	1,024,065	1,080,164

Chemicals, Plastics and Rubber — 0.2%*:
Pinnacle Operating Corp.^	9.00	5/15/2023	378,294	479,681	359,379

Containers, Packaging and Glass — 0.5%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.^+	4.63	5/15/2023	500,000	502,679	512,295
BWAY Holding Co.^	5.50	4/15/2024	300,000	300,000	306,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13	7/15/2023	178,000	178,000	184,898

Total Containers, Packaging and Glass			978,000	980,679	1,003,568

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 0.2%*:
Appvion, Inc.^	9.00%		6/1/2020	460,000	$464,994	$239,200
Galapagos SA/ Luxembourg+	4.42	#	6/15/2021	200,000	272,630	226,089

Total Diversified/Conglomerate Manufacturing				660,000	737,624	465,289

Diversified/Conglomerate Service — 0.5%*:
Carlson Travel, Inc.	4.75	#	6/15/2023	150,000	158,362	172,813
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	271,000	271,000	294,485
Sabre GLBL, Inc.^	5.38		4/15/2023	561,000	570,197	584,842

Total Diversified/Conglomerate Service				982,000	999,559	1,052,140

Electronics — 0.1%*:
First Data Corp.^	5.00		1/15/2024	179,000	178,031	184,089

Finance — 0.9%*:
Arrow Global Finance PLC+	4.75	#	5/1/2023	100,000	111,369	119,122
Galaxy Bidco Ltd.+	5.32	#	11/15/2019	100,000	161,274	130,570
Garfunkelux Holdco 3 S.A.+	5.50	#	10/1/2021	300,000	329,255	348,384
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	250,000	386,526	348,161
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	131,951
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	500,000	813,164	690,271

Total Finance				1,350,000	1,926,143	1,768,459

Grocery — 0.1%*:
Premier Foods Finance PLC+	6.50		3/15/2021	100,000	146,280	131,899

Healthcare, Education and Childcare — 1.0%*:
CHS/Community Health Systems, Inc.	5.13		8/1/2021	959,000	944,181	970,987
HCA, Inc.	5.25		6/15/2026	82,000	82,000	88,437
IDH Finance PLC+	6.25		8/15/2022	100,000	131,025	126,566
Tenet Healthcare Corp.^	4.63		7/15/2024	67,000	67,000	67,084
Tenet Healthcare Corp.	4.75	#	6/15/2020	489,000	487,495	493,890
THC Escrow Corp. III^	4.63		7/15/2024	84,000	84,000	84,227
THC Escrow Corp. III^	5.13		5/1/2025	104,000	104,000	104,390

Total Healthcare, Education and Childcare				1,885,000	1,899,701	1,935,581

Hotels, Motels, Inns and Gaming — 0.2%*:
TVL Finance PLC+	8.50		5/15/2023	315,000	444,375	454,717

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 0.2%*:
CPUK Finance Ltd.+	4.25%		8/28/2022	100,000	$128,840	$131,005
Vue International Bidco PLC+	4.92	#	7/15/2020	100,000	134,702	114,646
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	64,575

Total Leisure, Amusement, Entertainment				263,000	326,542	310,226

Oil and Gas — 1.4%*:
Citgo Holding, Inc.^	10.75		2/15/2020	1,500,000	1,485,306	1,629,375
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00		2/15/2025	1,303,000	1,147,635	970,735
Kosmos Energy Ltd.^	7.88		8/1/2021	200,000	193,560	204,000

Total Oil and Gas				3,003,000	2,826,501	2,804,110

Personal Transportation — 0.5%*:
Hertz Corp. (The)^	7.63		6/1/2022	1,051,000	1,048,523	1,048,478

Retail Stores — 0.8%*:
House of Fraser Funding PLC+	6.04	#	9/15/2020	300,000	465,025	322,489
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	88,159
International Car Wash Group Financing PLC+	6.63		7/15/2019	350,000	399,078	405,283
Marcolin SpA+	4.13	#	2/15/2023	100,000	107,795	116,031
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	425,000	397,647	447,794
Travelex Financing PLC+	8.00		5/15/2022	100,000	108,750	112,597

Total Retail Stores				1,343,000	1,590,852	1,492,353

Telecommunications — 1.4%*:
Hughes Satellite Systems Corp.	5.25		8/1/2026	1,388,000	1,397,733	1,450,460
Numericable SFR Group SA+^	6.00		5/15/2022	646,000	645,426	675,877
Numericable SFR Group SA+^	7.38		5/1/2026	217,000	217,000	235,445
Ziggo Secured Finance B.V.+	4.25		1/15/2027	350,000	390,407	423,042

Total Telecommunications				2,601,000	2,650,566	2,784,824

Total Corporate Bonds				16,360,294	17,623,551	17,241,554

Total Fixed Income				183,528,192	185,064,240	182,760,733

Short-Term Investment — 8.3%*:

Bank Deposit — 8.3%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09		7/3/2017	16,250,267	16,250,267	16,250,267

Total Investments				200,051,655	201,626,330	199,369,698

Other assets and liabilities — (1.8%)*						(3,518,882)

Net Assets — 100.0%						$195,850,816

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

MTN	Medium Term Note
PIK	Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	77.2%
United Kingdom	7.6%
Germany	5.3%
France	3.1%
Netherlands	2.7%
Spain	1.1%
Other (Individually less than 1%)	3.0%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2017.

A summary of outstanding derivatives at June 30, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/14/17	Morgan Stanley & Co.	EUR	1,129,352	1,290,484	1,266,225	$24,259
7/14/17	Morgan Stanley & Co.	GBP	110,182	143,549	140,553	2,996

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$27,255

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/3/17	Morgan Stanley & Co.	EUR	114,368	130,626	130,636	$10
7/14/17	Morgan Stanley & Co.	EUR	17,205,567	19,660,396	19,367,027	(293,369)
7/14/17	Morgan Stanley & Co.	GBP	5,545,883	7,225,349	7,183,935	(41,414)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(334,773)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

				SHARES	COST	FAIR VALUE
Equities — 0.6%*:

Common Stocks — 0.4%*:

Retail Stores — 0.4%*:
Maxeda DIY B.V.+¤				18,859,871	$373,738	$430,816
Maxeda DIY B.V.+¤				10,446	–	107,712

Total Retail Stores				18,870,317	373,738	538,528

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤				2,007	–	–

Oil and Gas — 0.0%*:
Southcross Energy Partners LP				11	2,750	6,298
Southcross Energy Holdings LP¤				11	–	–

Total Oil and Gas				22	2,750	6,298

Total Common Stocks				18,872,346	376,488	544,826

Preferred Stock — 0.2%*:

Chemicals, Plastics and Rubber — 0.2%*:
Pinnacle Agriculture Holdings A 2¤				304,998	199,275	262,298

Total Equities				19,177,344	575,763	807,124

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.1%*:

Asset-Backed Securities — 12.4%*:

CDO/CLO — 12.4%*:
AIMCO CLO 2015-AA E^	8.98	#%	1/15/2028	500,000	510,390	506,742
ALME Loan Funding III Designated Activity Co. 3A ERV+^	5.40	#	4/15/2030	500,000	521,793	570,367
Apidos CLO 2017-27A D^	7.70	#	7/17/2030	700,000	700,000	700,000
Apidos CLO XV 2013-15A E^	6.66	#	10/20/2025	500,000	467,833	475,656
Apidos CLO XVI 2013-16A D^	5.66	#	1/19/2025	500,000	447,523	495,409
Atlas Senior Loan Fund VI Ltd. 2014-6A E^	6.36	#	10/15/2026	800,000	739,772	784,878
Atrium IX 9A E^	7.65	#	5/28/2030	500,000	500,000	502,170
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	240,768	145,992
Cairn CLO B.V. 2013-3A E+^	4.90	#	10/20/2028	1,000,000	1,029,807	1,125,980
Carlyle Global Market Strategies CLO Ltd. 2013-4A F^	6.36	#	10/15/2025	500,000	461,643	472,533
Carlyle Global Market Strategies CLO Ltd. 2014-1A E^	5.61	#	4/17/2025	1,000,000	902,010	990,571
Carlyle Global Market Strategies CLO Ltd. 2014-5A D^	5.93	#	10/16/2025	500,000	459,121	500,016
Carlyle Global Market Strategies CLO Ltd. 2015-1A E1^	6.46	#	4/20/2027	500,000	446,650	494,498
CIFC Funding Ltd. 2015-2A E^	6.66	#	4/15/2027	750,000	745,332	745,370

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
CIFC Funding Ltd. 2017-1A E^	7.23	#%	4/23/2029	750,000	$746,637	$746,617
Dryden 41 Senior Loan Fund 2015-41A E^	6.81	#	1/15/2028	500,000	468,083	500,115
Dryden 45 Senior Loan Fund 2016-45A E^	8.01	#	7/15/2027	500,000	480,600	505,180
Dryden XXXI Senior Loan Fund 2014-31A E^	5.41	#	4/18/2026	1,000,000	905,782	981,934
Eaton Vance CLO Ltd. 2013-1A DR^	8.76	#	1/15/2028	500,000	487,652	510,068
Galaxy XXI CLO Ltd. 2015-21A E2^	7.66	#	1/20/2028	500,000	500,560	502,004
KKR Financial CLO Ltd. 2018 E+	7.75	#	7/18/2030	800,000	783,876	783,876
LCM XIII LP 2013A ER^	8.46	#	7/19/2027	750,000	721,894	768,754
LCM XV LP 2015-A ER^	7.69	#	7/20/2030	500,000	500,000	499,901
LCM XVII LP 2017-A E^	5.91	#	10/15/2026	1,000,000	909,439	994,547
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		1/19/2025	500,000	405,490	372,397
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	500,000	457,915	282,045
Pinnacle Park CLO Ltd. 2014-1A E^	6.11	#	4/15/2026	500,000	473,928	484,524
Sound Point CLO XV Ltd. 2017-1A E^	7.00	#	1/23/2029	1,000,000	981,297	982,663
TCI-Symphony CLO Ltd. 2017-1A E+	7.75	#	7/15/2030	1,000,000	990,000	990,000
Voya CLO Ltd. 2015-2A E^	6.45	#	7/23/2027	500,000	483,858	492,556

Total CDO/CLO				19,300,000	18,469,653	18,907,363

Total Asset-Backed Securities				19,300,000	18,469,653	18,907,363

Bank Loans — 27.0%*§:

Beverage, Food and Tobacco — 0.9%*:
Deoleo S.A.+	4.50		6/11/2021	500,000	556,601	421,299
JBS USA LLC	5.75		10/30/2022	914,284	898,884	890,513

Total Beverage, Food and Tobacco				1,414,284	1,455,485	1,311,812

Broadcasting and Entertainment — 1.2%*:
All3Media International+	5.25		6/30/2021	500,000	835,035	654,116
AP NMT Acquisition B.V.+	6.90		8/13/2021	496,173	457,012	464,334
AP NMT Acquisition B.V.+	7.00		8/13/2021	395,159	484,060	419,963
AP NMT Acquisition B.V.+	10.15		8/13/2022	300,000	280,739	224,484

Total Broadcasting and Entertainment				1,691,332	2,056,846	1,762,897

Buildings and Real Estate — 0.9%*:
CD&R Plumb Buyer, LLC¤	7.05		6/26/2018	1,387,164	1,387,164	1,387,164

Chemicals, Plastics and Rubber — 0.5%*:
INEOS Styrolution Group GmbH+	3.25		4/1/2024	347,138	372,966	400,995
Methanol Holdings (Trinidad) Ltd.	4.73		6/30/2022	345,440	342,966	344,577

Total Chemicals, Plastics and Rubber				692,578	715,932	745,572

Containers, Packaging and Glass — 1.2%*:
BWAY Holding Co.	4.33		4/3/2024	1,349,563	1,348,793	1,348,834
ProAmpac Intermediate, Inc.	9.67		11/18/2024	500,000	492,898	507,190

Total Containers, Packaging and Glass				1,849,563	1,841,691	1,856,024

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 1.9%*:
LTI Holdings, Inc.	5.92%	5/8/2024	762,626	$757,543	$754,999
Project Alpha Intermediate Holding, Inc.	4.67	4/26/2024	1,191,787	1,188,359	1,182,849
Triple Point Technology, Inc.	5.55	7/10/2020	1,040,421	994,063	973,449
Triple Point Technology, Inc.††	9.55	7/10/2021	50,845	48,504	41,090

Total Diversified/Conglomerate Manufacturing			3,045,679	2,988,469	2,952,387

Diversified/Conglomerate Service — 5.4%*:
Aquilex Holdings LLC	5.12	12/31/2020	91,735	91,619	89,901
Atrium Innovations, Inc.	4.80	2/13/2021	949,585	942,593	952,558
MA FinanceCo LLC	4.05	4/29/2024	55,360	55,502	55,429
MH Sub I LLC	8.73	7/8/2022	650,000	647,243	657,039
Misys Europe S.A.+	4.74	6/13/2024	1,426,640	1,430,450	1,426,112
PowerTeam Services LLC	8.55	11/6/2020	300,000	299,258	294,000
Project Leopard Holdings, Inc.	6.80	5/31/2023	529,412	531,397	530,073
Quest Software US Holdings, Inc.	7.23	10/31/2022	1,000,830	993,193	1,015,342
RP Crown Parent LLC	4.73	10/12/2023	739,582	736,250	743,546
Seattle Spinco, Inc.	4.05	4/19/2024	373,857	374,269	374,325
Veritas Bermuda Ltd.	5.80	1/27/2023	565,737	563,615	566,325
VF Holding Corp.	4.55	6/30/2023	1,489,497	1,496,155	1,487,322

Total Diversified/Conglomerate Service			8,172,235	8,161,544	8,191,972

Ecological — 0.1%*:
Emerald 3 Ltd.	8.30	5/31/2022	196,488	195,254	180,441

Electronics — 0.4%*:
First Data Corp.	3.47	7/8/2022	600,000	602,784	598,782

Finance — 2.1%*:
Moneygram International, Inc.	4.55	3/27/2020	612,754	592,680	612,497
Tempo Acquisition LLC	4.06	5/1/2024	1,529,888	1,534,764	1,532,520
VFH Parent LLC	5.05	10/15/2021	1,000,000	1,011,250	1,005,420

Total Finance			3,142,642	3,138,694	3,150,437

Healthcare, Education and Childcare — 2.0%*:
Arbor Pharmaceuticals, Inc.	6.30	7/5/2023	121,860	115,541	122,926
Endo Luxembourg Finance Co. I S.a r.l.	5.50	4/29/2024	177,823	176,906	179,379
Immucor, Inc.	5.00	8/17/2018	155,436	149,809	155,371
MModal, Inc.	9.00	1/31/2020	745,174	724,960	720,956
Ortho-Clinical Diagnostics, Inc.	5.05	6/30/2021	1,244,472	1,226,751	1,236,445
Rodenstock GmbH+	4.13	5/30/2019	500,000	541,008	553,371

Total Healthcare, Education and Childcare			2,944,765	2,934,975	2,968,448

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
Keter Group B.V.+	5.25%	10/31/2023	500,000	$519,112	$575,655
Serta Simmons Bedding LLC	4.59	11/8/2023	235,566	234,485	235,196
Serta Simmons Bedding LLC	9.18	11/8/2024	500,000	493,056	497,710

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,235,566	1,246,653	1,308,561

Hotels, Motels, Inns and Gaming — 0.4%*:
HNVR Holdco Ltd.+	4.00	9/12/2023	500,000	556,325	576,928

Insurance — 1.5%*:
Asurion LLC	4.23	11/3/2023	997,500	1,004,981	1,002,487
Hub International Ltd.	4.42	10/2/2020	996,998	1,003,034	998,973
York Risk Services Holding Corp.	4.98	10/1/2021	340,491	332,830	332,234

Total Insurance			2,334,989	2,340,845	2,333,694

Leisure, Amusement, Entertainment — 0.1%*:
Delta 2 (LUX) S.a.r.l.+	4.50	2/1/2024	106,114	105,603	106,136
Delta 2 (LUX) S.a.r.l.+	8.00	7/29/2022	37,500	37,360	37,701

Total Leisure, Amusement, Entertainment			143,614	142,963	143,837

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.1%*:
Alison Bidco S.a.r.l.+	5.80	8/29/2021	144,542	134,200	143,577

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Arch Coal, Inc.	5.23	3/7/2024	208,108	207,113	207,675
Boomerang Tube LLC¤††	15.00	8/2/2020	56,319	56,373	56,319
Boomerang Tube LLC¤††	16.23	2/2/2020	102,996	102,996	102,996
Boomerang Tube LLC¤††	18.73	2/1/2021	86,959	86,959	9,565
Boomerang Tube LLC¤††	19.23	8/1/2017	18,577	18,577	18,577
Boomerang Tube LLC¤††	19.23	2/6/2018	9,289	9,289	9,289
Boomerang Tube LLC¤††	20.00	2/2/2020	38,176	36,330	34,358
Murray Energy Corp.	8.55	4/16/2020	203,345	200,060	198,262
Zekelman Industries, Inc.	4.79	6/14/2021	178,397	176,973	179,245

Total Mining, Steel, Iron and Non-Precious Metals			902,166	894,670	816,286

Oil and Gas — 4.1%*:
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	682,707	631,369	585,988
Eastern Power LLC	5.23	10/2/2023	993,928	988,980	988,710
Fieldwood Energy LLC PIK	8.30	9/30/2020	649,368	592,241	605,536
Fieldwood Energy LLC PIK	8.42	9/30/2020	1,885,340	1,033,705	1,249,773
Floatel International, Ltd.	6.30	6/27/2020	199,093	198,087	145,835
Gulf Finance LLC	6.55	8/25/2023	974,713	953,673	905,265
Jonah Energy LLC	7.73	5/12/2021	173,566	172,126	165,178

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas (Continued)
Paragon Offshore Finance Co.~	6.00%	7/18/2021	479,874	$408,235	$183,552
Seadrill Partners Finco LLC	4.30	2/21/2021	251,159	178,033	159,737
Southcross Holdings Borrower LP	9.00	4/12/2023	10,287	10,287	8,950
Summit Midstream Holdings LLC	7.23	5/15/2022	115,335	114,242	116,488
UTEX Industries, Inc.	5.23	5/22/2021	1,264,740	1,098,649	1,124,569

Total Oil and Gas			7,680,110	6,379,627	6,239,581

Printing and Publishing — 0.6%*:
Springer Science+Business Media Deutschland GmbH+	4.80	8/14/2020	404,877	396,685	405,132
Springer Science+Business Media Deutschland GmbH+	9.00	8/14/2021	446,875	516,561	515,502

Total Printing and Publishing			851,752	913,246	920,634

Retail Stores — 0.7%*:
Academy, Ltd.	5.20	7/2/2022	492,023	474,220	380,334
Maxeda DIY B.V.+	7.00	6/28/2019	583,333	640,757	662,683

Total Retail Stores			1,075,356	1,114,977	1,043,017

Telecommunications — 0.4%*:
Altice Financing S.A.+	3.91	6/21/2025	174,446	174,019	173,846
Numericable Group SA+	3.94	7/21/2025	500,000	498,778	495,470

Total Telecommunications			674,446	672,797	669,316

Utilities — 1.1%*:
Dynegy, Inc.	4.48	2/7/2024	997,500	997,500	994,956
EFS Cogen Holdings I LLC	4.80	6/28/2023	728,256	721,998	730,339

Total Utilities			1,725,756	1,719,498	1,725,295

Total Bank Loans			42,405,027	41,594,639	41,026,662

Corporate Bonds — 54.7%*:

Aerospace and Defense — 2.0%*:
Swissport Investments SA+	9.75	12/15/2022	200,000	247,162	254,471
TransDigm, Inc.	5.50	10/15/2020	500,000	507,435	510,000
TransDigm, Inc.	6.38	6/15/2026	1,243,000	1,247,580	1,261,645
TransDigm, Inc.	6.50	5/15/2025	203,000	205,948	206,553
Triumph Group, Inc.	5.25	6/1/2022	875,000	871,724	869,531

Total Aerospace and Defense			3,021,000	3,079,849	3,102,200

Automobile — 2.0%*:
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	1,000,000	803,237	1,002,500
International Automotive Components Group SA^	9.13	6/1/2018	940,000	948,095	918,850
JB Poindexter & Co., Inc.^	9.00	4/1/2022	1,000,000	1,044,568	1,048,750

Total Automobile			2,940,000	2,795,900	2,970,100

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Banking — 0.2%*:
Intrum Justitia AB+	3.13%	7/15/2024	250,000	$280,000	$284,306

Beverage, Food and Tobacco — 1.1%*:
Boparan Finance PLC+	5.50	7/15/2021	700,000	929,547	884,363
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	700,000	717,534	656,250
US Foods, Inc.^	5.88	6/15/2024	154,000	154,000	159,775

Total Beverage, Food and Tobacco			1,554,000	1,801,081	1,700,388

Broadcasting and Entertainment — 2.9%*:
Arqiva Broadcast Finance PLC+	9.50	3/31/2020	600,000	783,435	832,265
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	1,000,000	1,005,248	995,000
DISH DBS Corp.	7.75	7/1/2026	750,000	755,221	888,750
Entertainment One Ltd.+	6.88	12/15/2022	200,000	302,491	285,237
Sirius XM Radio, Inc.^	5.00	8/1/2027	436,000	436,000	439,270
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	3.50	1/15/2027	300,000	326,987	353,164
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25	1/15/2029	200,000	246,064	258,932
VTR Finance BV+^	6.88	1/15/2024	250,000	244,087	265,000

Total Broadcasting and Entertainment			3,736,000	4,099,533	4,317,618

Buildings and Real Estate — 0.5%*:
GEO Group, Inc. (The)	5.88	1/15/2022	500,000	477,161	520,000
William Lyon Homes, Inc.	7.00	8/15/2022	295,000	299,615	305,325

Total Buildings and Real Estate			795,000	776,776	825,325

Cargo Transport — 1.9%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	580,000	580,000	643,800
Kenan Advantage Group, Inc.^	7.88	7/31/2023	1,367,000	1,367,000	1,435,350
WFS Global Holding SAS+	9.50	7/15/2022	700,000	780,044	871,180

Total Cargo Transport			2,647,000	2,727,044	2,950,330

Chemicals, Plastics and Rubber — 2.1%*:
A Schulman, Inc.	6.88	6/1/2023	1,000,000	1,033,288	1,057,500
Consolidated Energy Finance SA^	6.75	10/15/2019	670,000	674,419	683,400
Consolidated Energy Finance SA^	6.88	6/15/2025	440,000	437,811	452,672
Monitchem HoldCo 2 SA+	6.88	6/15/2022	550,000	604,317	626,662
Pinnacle Operating Corp.^	9.00	5/15/2023	453,953	564,181	431,255

Total Chemicals, Plastics and Rubber			3,113,953	3,314,016	3,251,489

Containers, Packaging and Glass — 2.7%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+	4.75	7/15/2027	350,000	450,782	455,174
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	6.00	2/15/2025	313,000	313,000	328,650

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass (Continued)
Bormioli Rocco Holdings SA+	10.00%	8/1/2018	100,000	$109,292	$115,775
Coveris Holdings SA^	7.88	11/1/2019	1,400,000	1,399,588	1,379,000
Horizon Holdings I SASU+	7.25	8/1/2023	500,000	572,330	604,864
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.^	6.38	5/1/2022	1,200,000	1,192,161	1,254,000

Total Containers, Packaging and Glass			3,863,000	4,037,153	4,137,463

Diversified Natural Resources, Precious Metals and Minerals — 0.4%*:
Parker Drilling Co.	6.75	7/15/2022	750,000	671,554	575,625

Diversified/Conglomerate Manufacturing — 2.5%*:
Appvion, Inc.^	9.00	6/1/2020	500,000	508,297	260,000
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25	12/15/2019	648,000	658,286	603,450
EnPro Industries, Inc.	5.88	9/15/2022	400,000	403,266	417,000
Griffon Corp.	5.25	3/1/2022	800,000	791,770	815,000
Norican A/S+	4.50	5/15/2023	150,000	164,970	174,749
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	500,000	512,707	496,250
West Corp.^	5.38	7/15/2022	1,000,000	969,023	1,010,000

Total Diversified/Conglomerate Manufacturing			3,998,000	4,008,319	3,776,449

Diversified/Conglomerate Service — 4.5%*:
Carlson Travel, Inc.^	6.75	12/15/2023	938,000	966,137	954,415
Carlson Travel, Inc.^	9.50	12/15/2024	277,000	277,000	283,579
CSVC Acquisition Corp.^	7.75	6/15/2025	728,000	728,000	743,470
Loxam SAS+	6.00	4/15/2025	250,000	269,300	309,023
Nuance Communications, Inc.^	5.63	12/15/2026	1,000,000	990,992	1,067,500
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	1,357,000	1,436,911	1,474,597
ServiceMaster Co. LLC (The)^	5.13	11/15/2024	627,000	627,000	648,945
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	450,000	487,902	491,625
Zachry Holdings, Inc.^	7.50	2/1/2020	871,000	868,776	897,130

Total Diversified/Conglomerate Service			6,498,000	6,652,018	6,870,284

Electronics — 0.5%*:
CDW LLC/CDW Finance Corp.	5.00	9/1/2025	306,000	306,000	317,475
WESCO Distribution, Inc.	5.38	6/15/2024	443,000	443,000	462,381

Total Electronics			749,000	749,000	779,856

Finance — 4.5%*:
Arrow Global Finance PLC+	5.13	9/15/2024	400,000	509,572	539,214
Cabot Financial Luxembourg SA+	7.50	10/1/2023	350,000	466,923	491,186
Galaxy Finco Ltd.+	7.88	11/15/2021	700,000	1,009,157	934,964

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Garfunkelux Holdco 3 S.A.+	8.50%	11/1/2022	1,100,000	$1,600,993	$1,531,909
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75	2/1/2024	1,250,000	1,250,000	1,303,250
Jerrold Finco PLC+	6.13	1/15/2024	450,000	560,215	593,780
LPL Holdings, Inc.^	5.75	9/15/2025	550,000	556,754	572,000
National Financial Partners Corp.^	9.00	7/15/2021	779,000	779,061	817,405

Total Finance			5,579,000	6,732,675	6,783,708

Grocery — 0.8%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	270,000	261,338	265,950
Post Holdings, Inc.^	5.50	3/1/2025	201,000	201,000	207,281
Post Holdings, Inc.^	5.75	3/1/2027	249,000	249,000	255,848
Premier Foods Finance PLC+	6.50	3/15/2021	400,000	587,582	527,594

Total Grocery			1,120,000	1,298,920	1,256,673

Healthcare, Education and Childcare — 4.5%*:
Alere, Inc.	6.50	6/15/2020	1,000,000	1,009,422	1,015,000
Capsugel SA PIK^	7.00	5/15/2019	500,000	503,135	500,000
CHS/Community Health Systems, Inc.	6.25	3/31/2023	164,000	164,000	169,306
Cognita Financing PLC+	7.75	8/15/2021	600,000	883,305	814,057
Halyard Health, Inc.	6.25	10/15/2022	288,000	289,574	300,240
IDH Finance PLC+	6.25	8/15/2022	400,000	500,663	506,262
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	550,000	507,327	525,250
Quintiles IMS, Inc.^	5.00	10/15/2026	533,000	533,000	549,656
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	150,000	154,377	160,875
Tenet Healthcare Corp.^	4.63	7/15/2024	249,000	248,999	249,311
THC Escrow Corp. III^	4.63	7/15/2024	311,000	311,000	311,840
Valeant Pharmaceuticals International, Inc.	4.50	5/15/2023	100,000	90,608	93,633
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	1,325,000	1,112,758	1,121,281
Valeant Pharmaceuticals International, Inc.^	6.38	10/15/2020	500,000	464,419	484,375

Total Healthcare, Education and Childcare			6,670,000	6,772,587	6,801,086

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.3%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	369,842	440,856	459,840

Hotels, Motels, Inns and Gaming — 0.8%*:
Thomas Cook Group PLC+	6.25	6/15/2022	300,000	319,905	369,200
TVL Finance PLC+	8.50	5/15/2023	540,000	768,472	779,515

Total Hotels, Motels, Inns and Gaming			840,000	1,088,377	1,148,715

Insurance — 0.3%*:
USIS Merger Sub, Inc.^	6.88	5/1/2025	500,000	500,000	508,750

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 2.5%*:
AMC Entertainment Holdings, Inc.	6.38%	11/15/2024	500,000	$639,422	$698,110
CPUK Finance Ltd.+	4.25	8/28/2022	200,000	257,680	262,010
CPUK Finance Ltd.+	4.88	8/28/2025	100,000	128,840	131,959
Interval Acquisition Corp.	5.63	4/15/2023	459,000	459,000	475,065
Moto Finance PLC+	4.50	10/1/2022	350,000	425,390	462,714
Perform Group Financing PLC+	8.50	11/15/2020	400,000	552,215	544,424
WMG Acquisition Corp.	4.13	11/1/2024	150,000	165,758	180,745
WMG Acquisition Corp.^	6.75	4/15/2022	950,000	906,043	998,688

Total Leisure, Amusement, Entertainment			3,109,000	3,534,348	3,753,715

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Apex Tool Group LLC^	7.00	2/1/2021	750,000	674,314	697,500
Xerium Technologies, Inc.	9.50	8/15/2021	500,000	496,030	531,250

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,250,000	1,170,344	1,228,750

Mining, Steel, Iron and Non-Precious Metals — 2.8%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	1,000,000	1,002,429	1,002,500
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC+^	6.50	5/15/2021	166,000	166,000	175,130
Constellium NV+	7.00	1/15/2023	600,000	649,365	704,588
Peabody Energy Corp.^	6.38	3/31/2025	700,000	714,388	689,500
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	654,000	644,368	645,825
TMS International Corp.^	7.63	10/15/2021	1,000,000	963,637	1,012,500

Total Mining, Steel, Iron and Non-Precious Metals			4,120,000	4,140,187	4,230,043

Oil and Gas — 6.7%*:
Chesapeake Energy Corp.^	8.00	12/15/2022	1,000,000	1,037,469	1,057,500
Citgo Holding, Inc.^	10.75	2/15/2020	350,000	342,710	380,188
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	1,343,000	1,294,091	1,000,535
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	1,000,000	1,010,330	940,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.^	8.63	6/15/2020	284,000	273,859	268,380
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	1,000,000	982,527	980,000
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	500,000	483,153	501,250
Jupiter Resources, Inc.+^	8.50	10/1/2022	1,450,000	1,224,794	1,087,500
KCA Deutag UK Finance PLC+^	9.88	4/1/2022	200,000	197,240	194,000
Kosmos Energy Ltd.^	7.88	8/1/2021	1,325,000	1,282,756	1,351,500
Sunoco LP/Sunoco Finance Corp.	5.50	8/1/2020	302,000	302,000	309,550
Sunoco LP/Sunoco Finance Corp.	6.25	4/15/2021	1,000,000	1,004,384	1,045,000
Welltec A/S+^	8.00	2/1/2019	1,000,000	1,016,024	970,000

Total Oil and Gas			10,754,000	10,451,337	10,085,403

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.2%*:
Wolverine World Wide, Inc.^	5.00%		9/1/2026	283,000	$283,000	$279,109

Personal Transportation — 2.5%*:
AA Bond Co. Ltd.+	5.50		7/31/2022	850,000	1,153,769	1,149,129
Hertz Corp. (The)	6.75		4/15/2019	1,296,000	1,294,505	1,296,000
Hertz Corp. (The)^	7.63		6/1/2022	1,285,000	1,281,107	1,281,916

Total Personal Transportation				3,431,000	3,729,381	3,727,045

Personal, Food and Miscellaneous — 0.3%*:
Ocado Group PLC+	4.00		6/15/2024	150,000	191,197	192,146
Wagamama Finance PLC+	7.88		2/1/2020	200,000	294,936	270,540

Total Personal, Food and Miscellaneous				350,000	486,133	462,686

Retail Stores — 2.1%*:
House of Fraser Funding PLC+	6.04	#	9/15/2020	150,000	232,513	161,245
HSS Financing PLC+	6.75		8/1/2019	204,000	307,966	264,478
International Car Wash Group Financing PLC+	6.63		7/15/2019	300,000	376,392	347,386
Penske Automotive Group, Inc.	5.50		5/15/2026	1,345,000	1,341,026	1,338,275
Takko Luxembourg 2 S.C.A.+	6.67		4/15/2019	100,000	74,822	102,051
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	525,000	531,416	553,157
Travelex Financing PLC+	8.00		5/15/2022	300,000	326,250	337,790

Total Retail Stores				2,924,000	3,190,385	3,104,382

Telecommunications — 1.8%*:
Altice Luxembourg SA+	6.25		2/15/2025	250,000	284,145	311,593
Numericable SFR Group SA+^	6.00		5/15/2022	315,000	315,000	329,569
Virgin Media Finance PLC+	6.38		10/15/2024	250,000	374,768	349,887
Virgin Media Secured Finance PLC+	6.25		3/28/2029	250,000	332,648	352,352
Wind Acquisition Finance SA+^	7.38		4/23/2021	1,200,000	1,171,571	1,248,000
Zayo Group LLC/Zayo Capital, Inc.^	5.75		1/15/2027	186,000	186,000	194,602

Total Telecommunications				2,451,000	2,664,132	2,786,003

Utilities — 0.5%*:
NRG Energy, Inc.	7.25		5/15/2026	789,000	799,830	816,615

Total Corporate Bonds				78,454,795	82,274,735	82,973,956

Total Fixed Income				140,159,822	142,339,027	142,907,981

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE

Purchased Options — 0.0%*:

Put Options Purchased — 0.0%*:
OTC-BCM Swaption with Goldman Sachs International	$101.50	9/20/2017	13,000,000	$94,770	$25,993
S&P 500 Index	2,100.00	12/15/2017	2,200	105,446	40,480

Total Purchased Options			13,002,200	200,216	66,473

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Short-Term Investment — 11.2%*:

Bank Deposit — 11.2%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09%	7/3/2017	16,944,668	16,944,668	16,944,668

Total Investments			189,284,034	160,059,674	160,726,246

Other assets and liabilities – (5.9%)*					(8,951,070)

Net Assets – 100.0%					$151,775,176

MTN	Medium Term Note
OTC	Over the Counter
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	73.8%
United Kingdom	11.7%
Netherlands	2.8%
Germany	2.7%
France	2.5%
Cayman Islands	1.7%
Other (Individually less than 1%)	4.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2017.

A summary of outstanding derivatives at June 30, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/17	Citibank N.A.	EUR	1,024,553	1,170,733	1,149,690	$21,043
7/14/17	Goldman Sachs & Co.	EUR	16,625	18,997	18,630	367
7/14/17	JPMorgan Chase Bank N.A.	EUR	52,528	60,023	60,021	2
7/14/17	JPMorgan Chase Bank N.A.	GBP	5,848	7,619	7,485	134
7/14/17	Goldman Sachs & Co.	GBP	221,475	288,544	280,708	7,836

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$29,382

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
7/3/17	JPMorgan Chase Bank N.A.	EUR	52,528	59,995	59,987	$(8)
7/14/17	Goldman Sachs & Co.	EUR	12,545,523	14,335,473	14,136,246	(199,227)
7/14/17	JPMorgan Chase Bank N.A.	EUR	244,250	279,099	272,447	(6,652)
7/14/17	Goldman Sachs & Co.	GBP	11,853,512	15,443,124	15,359,343	(83,781)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(289,668)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.9%*:

Asset-Backed Securities — 32.5%*:

CDO/CLO — 4.0%*:
AIMCO CLO Series 2014-A^	2.18	#%	7/20/2026	1,200,000	$1,200,000	$1,199,963
ALM Loan Funding VII 2012-7A A1R^	2.64	#	10/15/2028	390,000	390,000	392,427
ALM XIV Ltd. 2014-14A A1R^	2.32	#	7/28/2026	570,000	570,000	571,482
Apidos CLO XXV 2016-25A A1^	2.62	#	10/20/2028	470,000	470,000	471,450
Avery Point III CLO Ltd. 2013-3A AR^	2.28	#	1/18/2025	800,000	800,000	800,195
BlueMountain CLO Ltd. 2013-3A A^	2.57	#	10/29/2025	500,000	497,222	500,134
BlueMountain CLO Ltd. 2015-2A A1^	2.59	#	7/18/2027	500,000	493,102	502,221
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1R^	2.36	#	10/15/2026	250,000	250,000	250,142
Galaxy XX CLO Ltd. 2015-20A A^	2.61	#	7/20/2027	250,000	247,148	250,018
LCM XIV LP 2014-A^	2.31	#	7/15/2025	700,000	699,199	699,266
LCM XXIII Ltd. 23A A1^	2.56	#	10/20/2029	610,000	610,000	614,720
Madison Park Funding XIV Ltd. 2014-14A A1R^	2.28	#	7/20/2026	290,000	290,000	290,123
Madison Park Funding XXII Ltd. 2016-22A A^	2.64	#	10/25/2029	350,000	350,000	353,733
Magnetite XI Ltd. 2014-11A A1R^	2.28	#	1/18/2027	890,000	890,000	890,358
Magnetite XVIII Ltd. 2016-8A A^	2.58	#	11/15/2028	380,000	380,000	384,150
OHA Loan Funding Ltd. 2015-1A AR^	2.59	#	8/15/2029	840,000	840,000	845,375
Race Point VIII CLO Ltd. 2013-8A AR^	2.51	#	2/20/2030	1,320,000	1,320,000	1,322,961
Seneca Park CLO Ltd. 2014-1A AR^	2.28		7/17/2026	360,000	360,000	360,170
Symphony CLO XV Ltd. 2014-15A AR^	2.34	#	10/17/2026	1,100,000	1,100,000	1,103,370
TCI-Symphony CLO Ltd. 2016-1A A^	2.40	#	10/13/2029	320,000	320,000	322,372
Treman Park CLO Ltd. 2015-1A AR^	2.53	#	4/20/2027	970,000	970,000	973,851

Total CDO/CLO				13,060,000	13,046,671	13,098,481

Other Asset-Backed Securities — 28.5%*:
321 Henderson Receivables II LLC 2006-3A A1^	1.19	#	9/15/2041	165,607	160,832	156,294
Access Group, Inc. 2015-1 A^	1.92	#	7/25/2056	155,834	152,427	154,826
Access Group, Inc. 2015-1 B^	2.72	#	7/25/2058	100,000	86,408	85,598
AccessLex Institute 2002-A A2¤	1.96	#	9/25/2037	750,000	690,686	745,350
AccessLex Institute 2004-A A3	1.70	#	7/1/2039	1,400,000	1,373,564	1,377,362
AccessLex Institute 2005-1 A3	1.44	#	6/22/2022	63,407	62,676	63,367
Accredited Mortgage Loan Trust 2004-04 A2D	1.92	#	1/25/2035	584,315	572,752	577,135
Alterna Funding I LLC Series 2014-1A^	1.64		2/15/2021	125,568	124,388	124,313
American Credit Acceptance Receivables Trust 2015-3 A^	1.95		9/12/2019	3,534	3,534	3,534
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	18,891	18,891	18,899
American Credit Acceptance Receivables Trust 2016-2^	2.22		7/13/2020	144,530	144,528	144,646
American Credit Acceptance Receivables Trust 2017-1 B^	2.39		2/16/2021	580,000	579,948	579,868

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
AmeriCredit Automobile Receivables Trust 2014-1 D	2.54%		6/8/2020	310,000	$309,689	$312,172
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	78,800	78,800	78,948
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W10	2.12	#	10/25/2034	315,274	286,182	301,185
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	200,000	199,966	200,225
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1	1.97	#	3/25/2035	432,038	429,470	437,811
AVANT Loans Funding Trust 2016-C A^	2.96		9/16/2019	11,919	11,919	11,923
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A A^	2.10		3/20/2019	240,000	239,206	240,441
Blackbird Capital Aircraft Lease Securitization Ltd. 2016-1^	2.49		12/16/2041	360,208	360,208	358,879
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	206,262	205,531	207,436
BRE Grand Islander Timeshare Issuer 2017-A LLC^	2.94		5/25/2029	321,062	320,982	321,182
BRE Grand Islander Timeshare Issuer 2017-A LLC^	3.24	#	5/25/2029	264,404	264,367	263,799
Capital Automotive REIT 2017-1A A1^	3.87		4/15/2047	309,483	309,394	311,320
CarFinance Capital Auto Trust 2013-2A^	4.04		8/15/2019	604,452	606,437	607,924
CarFinance Capital Auto Trust 2014-2^	1.44		11/16/2020	65,944	65,503	65,897
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	104,729	103,764	104,074
Centex Home Equity Loan Trust 2006-A AV4	1.47	#	6/25/2036	194,503	189,928	195,321
Chesapeake Funding II LLC 2016-2A A1^	1.88		6/15/2028	279,107	279,094	278,790
Citi Held For Asset Issuance 2015-PM3 A^	2.56		5/16/2022	2,610	2,610	2,610
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates 2005-OPT3 M2	1.89	#	5/25/2035	288,055	287,352	288,634
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	442,320	446,484	441,451
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	55,900	55,642	55,040
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	1,131,355	1,118,371	1,121,183
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	174,801	169,962	173,990
CLI Funding VI LLC 2017-1A A^	3.62		5/18/2042	642,183	642,111	642,111
College Loan Corp. Trust I 2005-2 B	1.65	#	1/15/2037	208,131	183,175	190,229
Commonbond Student Loan Trust 2017-A-GS^	5.28		5/25/2041	710,000	709,912	707,127
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	83,109	82,884	82,911
CPS Auto Receivables Trust 2014-D A^	1.49		4/15/2019	28,669	28,586	28,668
CPS Auto Receivables Trust 2015-B A^	1.65		11/15/2019	76,325	75,873	76,358
CPS Auto Receivables Trust 2015-C A^	1.77		6/17/2019	17,790	17,789	17,797
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	100,000	99,989	100,473
CPS Auto Receivables Trust 2016-A A^	2.25		10/15/2019	53,589	53,588	53,700
CPS Auto Receivables Trust 2016-B A^	2.07		11/15/2019	112,357	112,355	112,460
CPS Auto Receivables Trust 2016-C A^	1.62		1/15/2020	96,000	96,000	95,857
CPS Auto Receivables Trust 2016-C B^	2.48		9/15/2020	180,000	179,986	179,638
CPS Auto Trust 2017-A B^	2.68		5/17/2021	1,200,000	1,200,000	1,207,492
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	82,193	78,336	77,034

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
DB Master Finance LLC 2015-1A A2I^	3.26%		2/20/2045	997,050	$994,076	$1,003,022
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	1,173,000	1,181,705	1,201,515
Diamond Resorts Owner Trust 2013-1^	1.95		1/20/2025	361,112	359,029	358,709
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	514,493	510,715	511,750
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	32,402	32,399	32,193
Diamond Resorts Owner Trust 2015-2^	2.99		5/22/2028	129,365	130,773	128,995
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	47,042	47,039	47,045
Diamond Resorts Owner Trust 2016-1^	3.08		11/20/2028	983,615	983,615	976,677
Domino’s Pizza Master Issuer LLC 2012-1A A2^	5.22		1/25/2042	231,175	236,670	231,286
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	335,750	329,997	339,084
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	80,837	79,842	78,556
DRB Prime Student Loan Trust 2015-B A2^	3.17		7/25/2031	222,976	222,133	224,098
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	40,955	40,951	40,516
DRB Prime Student Loan Trust 2015-D A1^	2.92	#	1/25/2040	274,265	270,849	279,642
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	894,639	893,709	905,345
DRB Prime Student Loan Trust 2016-A A1^	3.22	#	4/25/2040	228,777	228,313	228,162
DRB Prime Student Loan Trust 2016-B^	2.89		6/25/2040	244,470	244,398	244,616
DRB Prime Student Loan Trust 2016-R A1^¤	3.12	#	10/25/2044	1,332,211	1,332,211	1,336,874
Drive Auto Receivables Trust 2015-AA C^	3.06		5/17/2021	421,226	425,561	424,274
Drive Auto Receivables Trust 2016-BA^	2.56		6/15/2020	130,000	129,997	130,426
Drive Auto Receivables Trust 2017-1	2.84		4/15/2022	350,000	349,950	349,556
Drug Royalty Corp Inc. 2012-1 A1^	6.13	#	7/15/2024	41,179	42,058	41,699
DT Auto Owner Trust 2016-1A B^	2.79		5/15/2020	229,724	229,717	230,227
DT Auto Owner Trust 2016-2A B^	2.92		5/15/2020	460,000	459,993	461,740
Earnest Student Loan Program LLC 2016-B A1^	3.27	#	2/26/2035	311,007	311,007	312,101
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	447,998	445,440	435,177
Earnest Student Loan Program LLC 2016-D A2^	2.72		1/25/2041	518,555	518,395	519,338
ECMC Group Student Loan Trust 2016-1A A^	2.57	#	7/26/2066	555,537	555,538	558,485
ECMC Group Student Loan Trust 2017-1A A^	2.42	#	12/27/2066	1,535,149	1,535,149	1,536,517
Education Loan Asset-Backed Trust I 2013-1 A1^	2.02	#	6/25/2026	576,043	569,282	576,683
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02		2/25/2027	34,773	34,492	34,858
Elara HGV Timeshare Issuer LLC 2016-A^	2.73		4/25/2028	264,029	264,025	261,851
Element Rail Leasing II LLC 2015-1A A1+^	2.71		2/19/2045	431,923	428,134	425,523
Element Rail Leasing II LLC 2015-1A A1+^	3.97		3/19/2046	139,944	139,944	141,494
Element Rail Leasing II LLC 2016-1A A2+^	5.05		3/19/2046	800,000	813,296	831,148
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	149,852	149,820	151,332
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	429,409	429,364	429,389
Enterprise Fleet Financing LLC 2017-1 A3^	2.60		7/20/2022	240,000	239,944	240,202
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	800,000	810,293	812,204
Exeter Automobile Receivables Trust 2015-3A A^	2.00		3/16/2020	43,020	43,033	43,026
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	240,000	239,963	239,449
Exeter Automobile Receivables Trust 2017-1A B^	3.00		12/15/2021	430,000	429,911	431,482
First Franklin Mortgage Loan Trust 2004-FFH4 M5	2.79	#	1/25/2035	390,429	392,286	394,805
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.94	#	4/25/2035	179,843	178,976	179,852

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
First Investors Auto Owner Trust 2015-2A A1^	1.59%		12/16/2019	7,726	$7,726	$7,726
First Investors Auto Owner Trust 2016-1A A1^	1.92		5/15/2020	136,386	136,384	136,484
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,975	517,275
Flagship Credit Auto Trust 2013-2 B^	3.21		8/15/2019	55,809	56,230	55,874
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	43,728	43,725	43,792
Flagship Credit Auto Trust 2015-3 A^	2.38		10/15/2020	304,875	305,893	305,244
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	239,813	239,389	241,663
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	310,000	309,976	309,580
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	940,000	939,897	932,767
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	410,000	409,980	407,331
Flagship Credit Auto Trust 2017-1 B^	2.83		3/15/2023	895,000	894,973	895,308
FNA Trust 2015-1 A^	3.24		12/10/2023	180,958	181,039	180,031
FRS I LLC 2013-1A A1^	1.80		4/15/2043	30,363	30,059	30,104
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	219,583	219,538	216,990
Global SC Finance IV Ltd.+^	3.85		4/15/2037	434,072	433,917	439,874
Goal Capital Funding Trust 2010-1 A^	1.89	#	8/25/2048	215,645	206,990	213,821
Goal Structured Solution Trust 2015-1 B^	2.72	#	9/25/2043	100,000	76,096	89,397
Goodgreen Trust 2016-1 A^¤ ¤	3.23		10/15/2052	611,363	611,061	597,852
GSAMP Trust 2005-SEA2 A1^	1.57	#	1/25/2045	36,619	35,216	36,490
HERO Funding Trust 2015-1A^	3.84		9/21/2040	1,070,455	1,090,228	1,091,864
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	423,649	423,480	428,945
Higher Education Funding I 2004-1 B1^	2.10	#	1/1/2044	950,000	825,387	879,404
Hilton Grand Vacations Trust 2013-A^	2.28		1/25/2026	63,582	62,693	63,384
Hilton Grand Vacations Trust 2017-AA B^	2.96	#	12/26/2028	384,280	384,263	383,562
Leaf Receivables Funding 12 LLC^	1.50		4/15/2018	1,167,685	1,167,685	1,167,703
Lendmark Funding Trust 2017-1A^	2.83		1/22/2024	310,000	309,937	309,937
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	480,000	479,908	483,720
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	516,406	516,896	515,547
Marlette Funding Trust 2017-1A A^	2.83		3/15/2024	926,327	926,327	929,537
Marlette Funding Trust 2017-2^	2.39		7/15/2024	570,000	570,000	569,999
Miramax LLC 2014-1A A2^	3.34		7/20/2026	119,028	119,405	118,506
Mosaic Solar Loans LLC 2017-1A A^	4.45		6/20/2042	135,266	135,228	137,277
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	174,663	172,490	174,101
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	53,140	53,137	52,685
MVW Owner Trust 2016-1A A^	2.25		12/20/2033	83,465	83,457	81,763
Nations Equipment Finance Funding III LLC 2016-1A A^	3.61		2/20/2021	185,363	185,360	186,120
Navient Student Loan Trust 2015-2 A3	1.79	#	11/26/2040	500,000	492,661	498,207
Navient Student Loan Trust 2016-5A A^	2.47	#	6/25/2065	1,152,876	1,157,939	1,171,062
Navient Student Loan Trust 2016-6 A3^	2.52	#	3/25/2066	1,100,000	1,100,000	1,123,497
Navient Student Loan Trust 2017-1A A3^	2.37	#	7/26/2066	1,300,000	1,300,000	1,299,999
Navient Student Loan Trust 2017-3^	2.27		7/26/2066	1,000,000	1,000,000	1,010,582
Navistar Financial Dealer Note Master Owner Trust II 2016-1 A^	2.57	#	9/27/2021	550,000	550,000	552,935
Navitas Equipment Receivables LLC 2015-1 A2^	2.12		11/15/2018	92,177	92,161	92,209

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Nelnet Private Education Loan Trust 2016-A A1A^	2.77	#%	12/26/2040	416,263	$416,263	$417,103
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	299,714	297,744	299,580
Nelnet Student Loan Trust 2006-2 A6	1.28	#	4/25/2031	280,000	273,931	280,429
Nelnet Student Loan Trust 2014-6A A^	1.67	#	11/25/2052	387,757	375,648	383,751
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	1,950,000	1,950,000	1,937,347
NextGear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,994	100,453
NextGear Floorplan Master Owner Trust 2016-1A A1^	2.69	#	4/15/2021	490,000	490,000	497,903
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19		9/15/2021	762,000	759,590	759,167
Northstar Education Finance, Inc. 2005-1 A5	1.92	#	10/30/2045	210,219	201,357	208,232
NorthStar Student Loan Trust III 2016-1 A^	2.47	#	5/27/2036	268,152	256,412	259,369
NovaStar Mortgage Funding Trust 2004-4 M5	2.94	#	3/25/2035	600,000	599,817	605,793
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	900,000	900,000	887,738
OnDeck Asset Securitization Trust II LLC 2016-1A A^	4.21		5/17/2020	110,000	109,995	109,481
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	61,079	61,263	61,158
Oportun Funding VI LLC 2017-A A^	3.23		6/8/2023	500,000	499,928	502,337
Orange Lake Timeshare Trust 2016-A^	2.61		3/8/2029	272,434	272,404	271,556
Oscar US Funding Trust II 2015 1A A3+^	1.86		10/15/2019	481,876	480,730	480,233
Oscar US Funding Trust II 2015 1A A4+^	2.44		6/15/2022	270,000	263,346	267,972
Oscar US Funding Trust IV 2016 1A A2B+^	2.69	#	7/15/2020	108,138	108,138	108,414
Oscar US Funding Trust IV 2016-1A A2A+^	2.53		7/15/2020	270,345	270,967	270,643
Oscar US Funding Trust V 2016-2A A2A+^	2.31		11/15/2019	380,875	380,839	380,646
Oscar US Funding Trust VI LLC 2017-1A A1+^	1.18		4/10/2018	461,890	461,890	461,492
Oscar US Funding Trust VI LLC 2017-1A A3+^	2.82		6/10/2021	370,000	369,937	371,874
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	500,000	502,061	503,971
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	170,000	170,000	168,655
PHEAA Student Loan Trust 2016-2A A^	2.17	#	11/25/2065	754,677	754,677	756,048
Popular ABS Mortgage Pass-Through Trust 2006-B A3	1.50	#	5/25/2036	103,536	99,451	103,323
Prestige Auto Receivables Trust 2015-1 B^	2.04		4/15/2021	260,000	260,767	260,345
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	540,000	545,147	548,070
Santander Drive Auto Receivables Trust 2015-2 C	2.44		4/15/2021	720,000	724,858	724,675
Santander Drive Auto Receivables Trust 2016-1 A3	1.62		3/16/2020	180,000	179,981	180,004
Santander Drive Auto Receivables Trust 2016-1 B	2.47		12/15/2020	360,000	359,986	362,080
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	439,122	439,280
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	590,000	591,541	593,108
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	83,662	83,176	83,552
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05	#	6/20/2031	72,449	71,659	72,340
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	277,946	276,314	277,909
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	39,757	39,757	39,927
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	208,785	206,272	208,649
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	32,624	32,618	32,731
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	39,757	39,749	39,851
Sierra Timeshare Receivables Funding LLC 2017-1A A^	2.91		3/20/2034	851,316	851,258	859,359
SLC Private Student Loan Trust 2006-A A5	1.33	#	7/15/2036	107,113	106,508	107,113

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLC Private Student Loan Trust 2006-A C	1.61	#%	7/15/2036	350,000	$310,015	$325,555
SLC Student Loan Trust 2005-1 B	1.38	#	2/15/2045	485,741	423,951	446,914
SLM Student Loan Trust 2003-12 A5^	1.53	#	9/15/2022	37,547	37,320	37,568
SLM Student Loan Trust 2003-14 A6	1.46	#	7/25/2025	40,000	38,545	39,466
SLM Student Loan Trust 2003-4 B	1.90	#	6/15/2038	129,662	118,878	121,090
SLM Student Loan Trust 2005-4 B	1.34	#	7/25/2055	413,684	345,037	383,919
SLM Student Loan Trust 2005-6 B	1.45	#	1/25/2044	1,055,089	966,948	994,194
SLM Student Loan Trust 2006-5 B	1.37	#	10/25/2040	466,369	402,518	432,315
SLM Student Loan Trust 2006-9 A5	1.26	#	1/26/2026	120,052	117,060	119,768
SLM Student Loan Trust 2012-5 A2	1.52	#	6/25/2019	29,420	29,300	29,431
SMB Private Education Loan Trust 2014-A A2B^	2.31	#	5/15/2026	911,295	918,993	920,004
SMB Private Education Loan Trust 2015-A^	2.66	#	2/17/2032	900,000	921,976	922,341
SMB Private Education Loan Trust 2015-A A2B^	2.16	#	6/15/2027	100,000	98,302	99,309
SMB Private Education Loan Trust 2015-C A3^	3.11	#	8/16/2032	700,000	732,308	731,214
SMB Private Education Loan Trust 2016-A A1^	1.86	#	5/15/2023	239,304	239,304	239,556
SMB Private Education Loan Trust 2016-B A2B^	2.61	#	2/17/2032	132,000	132,000	135,783
SMB Private Education Loan Trust 2016-C^	2.26	#	9/15/2034	280,000	280,000	284,655
SoFi Consumer Loan Program 2017-3 LLC^	2.77		5/25/2026	1,199,964	1,199,964	1,204,883
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	833,388	836,488	844,230
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	358,637	358,586	361,846
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	313,187	313,181	315,592
SoFi Consumer Loan Program LLC 2016-5 A^¤	3.06		9/25/2028	1,778,110	1,772,322	1,796,736
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	785,141	783,875	782,180
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	838,141	838,601	840,207
SoFi Professional Loan Program 2015-A LLC^¤	Zero Coupon		3/25/2033	300	844,125	765,000
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	54,422	54,149	54,445
SoFi Professional Loan Program LLC 2016 A A1^	2.97	#	8/25/2036	217,470	215,589	223,716
SoFi Professional Loan Program LLC 2016-B A1^	2.42	#	6/25/2033	251,018	251,018	253,664
SoFi Professional Loan Program LLC 2016-B A2A^	1.68		3/25/2031	160,569	160,556	160,527
SoFi Professional Loan Program LLC 2016-D A1^	2.17	#	1/25/2039	173,362	173,362	175,198
SoFi Professional Loan Program LLC 2016-E A2B^	2.49		1/25/2036	330,000	329,358	329,402
SpringCastle America Funding LLC 2016-AA A^	3.05		4/25/2029	581,486	581,465	584,911
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	1,560,000	1,559,768	1,567,473
SPS Servicer Advance Receivable 2016-T1 AT1^	2.53		11/16/2048	1,040,000	1,039,910	1,030,935
SVO VOI Mortgage LLC 2012-AA A^	2.00		9/20/2029	386,736	381,548	383,088
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	327,525	328,600	334,101
TAL Advantage LLC 2017-1A A^	4.50		4/21/2042	709,687	718,252	745,490
TAL Advantage V LLC^	3.27		11/21/2039	445,000	440,257	442,969
Trafigura Securitisation Finance plc 2017-1+^	2.91		12/15/2020	350,000	350,000	350,000
Trinity Rail Leasing LP 2012-1A A1^	2.27		1/15/2043	59,796	58,028	58,035
Trip Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	900,000	957,059	960,077

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
VSE VOI Mortgage LLC 2016-A A^	2.54%		7/20/2033	686,873	$686,805	$683,714
Wachovia Student Loan Trust 2005-1 B	1.46	#	10/25/2040	817,570	748,544	748,581
Welk Resorts LLC 2017-A A B^	3.41		6/15/2033	410,000	409,931	409,134
Wendys Funding LLC 2015 1A A2I^	3.37		6/15/2045	933,375	931,630	941,383
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	237,627	237,345	236,483
Westgate Resorts LLC 2017-1A A^	3.05		12/20/2030	509,414	509,047	508,574
Westlake Automobile Receivables Trust 2016-1A A2B^	2.21	#	1/15/2019	91,231	91,231	91,346
Westlake Automobile Receivables Trust 2016-2A A2^	1.57		6/17/2019	166,979	166,973	166,960

Total Other Asset-Backed Securities				91,518,869	91,687,894	92,221,976

Total Asset-Backed Securities				104,578,869	104,734,565	105,320,457

Corporate Bonds — 44.7%*:

Advertising — 0.3%*:
S&P Global, Inc.	2.50		8/15/2018	260,000	260,478	261,814
S&P Global, Inc.	3.30		8/14/2020	700,000	724,011	717,641

Total Advertising				960,000	984,489	979,455

Aerospace/Defense — 1.0%*:
Harris Corp.	2.00		4/27/2018	995,000	996,227	996,359
Harris Corp.	2.70		4/27/2020	590,000	593,205	596,109
L-3 Communications Corp.	5.20		10/15/2019	1,435,000	1,508,632	1,531,873

Total Aerospace/Defense				3,020,000	3,098,064	3,124,341

Agriculture — 0.9%*:
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,520,000	1,552,921	1,558,319
Imperial Brands Finance PLC+^	2.05		7/20/2018	335,000	334,391	335,126
Imperial Brands Finance PLC+^	2.95		7/21/2020	1,097,000	1,116,375	1,115,534

Total Agriculture				2,952,000	3,003,687	3,008,979

Airlines — 0.6%*:
Delta Air Lines, Inc.	3.63		3/15/2022	1,050,000	1,054,182	1,077,916
WestJet Airlines Ltd.+^	3.50		6/16/2021	760,000	760,251	776,676

Total Airlines				1,810,000	1,814,433	1,854,592

Auto Manufacturers — 1.1%*:
General Motors Co.	3.50		10/2/2018	250,000	252,546	254,389
General Motors Financial Co., Inc.	3.20		7/13/2020	1,350,000	1,347,253	1,375,535
Hyundai Capital America^	2.00		7/1/2019	70,000	69,967	69,444
Hyundai Capital America^	2.40		10/30/2018	150,000	150,036	150,314
Hyundai Capital America^	2.55		2/6/2019	838,000	843,863	841,143
Hyundai Capital America^	3.00		10/30/2020	280,000	284,203	282,696
Nissan Motor Acceptance Corp.+^	1.90		9/14/2021	670,000	665,347	654,105

Total Auto Manufacturers				3,608,000	3,613,215	3,627,626

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Auto Parts&Equipment — 0.9%*:
Goodyear Tire & Rubber Co. (The)	5.13%	11/15/2023	1,355,000	$1,399,003	$1,419,363
Lear Corp.	4.75	1/15/2023	1,420,000	1,468,785	1,469,187

Total Auto Parts&Equipment			2,775,000	2,867,788	2,888,550

Beverages — 0.9%*:
Anheuser-Busch InBev Finance, Inc.+	2.65	2/1/2021	965,000	977,479	977,939
Coca-Cola Femsa SAB de CV+	2.38	11/26/2018	1,564,000	1,576,048	1,571,791
Molson Coors Brewing Co.	2.10	7/15/2021	325,000	322,614	319,596

Total Beverages			2,854,000	2,876,141	2,869,326

Biotechnology — 0.5%*:
Celgene Corp.	2.13	8/15/2018	420,000	420,442	421,623
Celgene Corp.	2.25	5/15/2019	250,000	250,290	251,738
Celgene Corp.	2.88	8/15/2020	850,000	868,951	869,191

Total Biotechnology			1,520,000	1,539,683	1,542,552

Chemicals — 2.6%*:
Air Liquide Finance SA+^	1.75	9/27/2021	700,000	690,158	680,335
Airgas, Inc.+	2.38	2/15/2020	250,000	248,493	251,902
Airgas, Inc.+	3.05	8/1/2020	660,000	671,665	676,328
CF Industries, Inc.	6.88	5/1/2018	1,470,000	1,528,809	1,526,962
Dow Chemical Co. (The)	8.55	5/15/2019	125,000	139,777	140,005
Ecolab, Inc.	2.00	1/14/2019	740,000	744,195	743,223
Incitec Pivot Finance LLC+^	6.00	12/10/2019	523,000	556,458	558,931
LyondellBasell Industries NV	5.00	4/15/2019	505,000	528,185	527,948
LyondellBasell Industries NV	6.00	11/15/2021	985,000	1,117,117	1,112,752
RPM International, Inc.	3.45	11/15/2022	30,000	30,310	30,811
RPM International, Inc.	6.13	10/15/2019	1,005,000	1,084,266	1,090,416
RPM International, Inc.	6.50	2/15/2018	237,000	243,151	243,870
Sherwin-Williams Co. (The)	2.75	6/1/2022	895,000	894,458	894,466

Total Chemicals			8,125,000	8,477,042	8,477,949

Commercial Banks — 6.4%*:
ANZ New Zealand Int’l Ltd.+^	2.25	2/1/2019	1,425,000	1,430,357	1,432,243
Banco Santander SA+	3.50	4/11/2022	1,800,000	1,800,995	1,842,259
Bancolombia SA+	5.95	6/3/2021	315,000	341,580	347,791
Bank of America Corp.	2.15	11/9/2020	1,460,000	1,444,474	1,453,391
Bank of America Corp. MTN	2.25	4/21/2020	1,330,000	1,315,172	1,330,543
Capital One Financial Corp.	2.50	5/12/2020	485,000	484,267	487,101
Citigroup, Inc.	2.35	8/2/2021	1,470,000	1,465,478	1,456,651
Citigroup, Inc.	2.45	1/10/2020	90,000	89,969	90,541
First Horizon National Corp.	3.50	12/15/2020	1,570,000	1,579,333	1,610,256
First Tennessee Bank N.A.	2.95	12/1/2019	550,000	547,797	556,001
Goldman Sachs Group, Inc. (The)	2.38	1/22/2018	590,000	592,326	592,617
Goldman Sachs Group, Inc. (The)	2.55	10/23/2019	650,000	649,767	657,093

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
Goldman Sachs Group, Inc. (The)	2.88%		2/25/2021	2,155,000	$2,187,647	$2,178,102
Itau Unibanco Holding SA+^	2.85		5/26/2018	400,000	397,785	401,000
JPMorgan Chase & Co.	4.50		1/24/2022	1,580,000	1,698,161	1,710,901
Macquarie Bank Ltd.+^	2.85		1/15/2021	130,000	133,503	131,283
Mitsubishi UFJ Trust & Banking Corp.+^	2.65		10/19/2020	1,480,000	1,488,740	1,489,417
Regions Bank	7.50		5/15/2018	212,000	222,083	221,937
Regions Financial Corp.	3.20		2/8/2021	1,230,000	1,262,154	1,257,564
Sumitomo Mitsui Financial Group, Inc.+	2.06		7/14/2021	682,000	676,092	670,512
Sumitomo Mitsui Financial Group, Inc.+	2.85		1/11/2022	250,000	250,000	252,762
SVB Financial Group	5.38		9/15/2020	200,000	215,622	217,672
Turkiye Garanti Bankasi AS+^	4.75		10/17/2019	325,000	333,185	332,242

Total Commercial Banks				20,379,000	20,606,487	20,719,879

Construction Materials — 1.4%*:
Holcim US Finance Sarl & Cie SCS+^	6.00		12/30/2019	1,410,000	1,527,460	1,526,020
James Hardie International Finance Ltd.+^	5.88		2/15/2023	850,000	896,511	890,375
Martin Marietta Materials, Inc.	1.82	#	5/22/2020	530,000	530,000	531,477
Masco Corp.	3.50		4/1/2021	590,000	596,552	605,912
Masco Corp.	7.13		3/15/2020	124,000	139,083	139,013
Standard Industries, Inc.^	5.50		2/15/2023	685,000	696,519	722,675

Total Construction Materials				4,189,000	4,386,125	4,415,472

Diversified Financial Services — 2.8%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95		2/1/2022	1,380,000	1,417,820	1,436,827
Air Lease Corp.	2.13		1/15/2018	880,000	879,405	881,559
Air Lease Corp.	2.13		1/15/2020	400,000	398,887	398,087
Air Lease Corp.	2.63		9/4/2018	125,000	124,753	125,929
Air Lease Corp.	3.38		1/15/2019	200,000	202,383	203,720
Ally Financial, Inc.	4.75		9/10/2018	1,645,000	1,675,429	1,690,237
Athene Global Funding^	4.00		1/25/2022	1,670,000	1,679,135	1,734,699
Genpact Luxembourg Sarl^	3.70		4/1/2022	1,395,000	1,396,336	1,409,950
International Lease Finance Corp.	3.88		4/15/2018	350,000	350,642	355,327
Lazard Group LLC	4.25		11/14/2020	898,000	938,557	947,401

Total Diversified Financial Services				8,943,000	9,063,347	9,183,736

Electric — 2.3%*:
Ameren Corp.	2.70		11/15/2020	760,000	769,170	769,062
Duke Energy Corp.	1.80		9/1/2021	780,000	760,454	761,417
EDP Finance BV+^	4.13		1/15/2020	1,280,000	1,309,387	1,323,200
EDP Finance BV+^	4.90		10/1/2019	89,000	92,414	93,454
Enel Finance International NV+^	2.88		5/25/2022	1,050,000	1,046,909	1,051,456
Entergy Texas, Inc.	2.55		6/1/2021	170,000	169,751	168,925
Entergy Texas, Inc.	7.13		2/1/2019	934,000	1,006,404	1,004,416
IPALCO Enterprises, Inc.	5.00		5/1/2018	660,000	673,481	670,725

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electric (Continued)
Israel Electric Corp. Ltd.+^	7.25%	1/15/2019	320,000	$343,498	$343,165
Majapahit Holding B.V.+^	7.75	1/20/2020	300,000	332,812	335,625
Puget Energy, Inc.	6.50	12/15/2020	254,000	285,474	283,930
Southern Co. (The)	1.85	7/1/2019	130,000	129,983	129,496
Southern Co. (The)	2.35	7/1/2021	570,000	569,602	565,847

Total Electric			7,297,000	7,489,339	7,500,718

Electronics — 0.5%*:
FLIR Systems, Inc.	3.13	6/15/2021	480,000	489,110	483,823
Tech Data Corp.	3.70	2/15/2022	260,000	259,635	265,307
Tech Data Corp.	3.75	9/21/2017	60,000	60,231	60,182
Tyco Electronics Group SA+	2.35	8/1/2019	585,000	587,675	588,258
Tyco Electronics Group SA+	2.38	12/17/2018	200,000	201,179	201,277

Total Electronics			1,585,000	1,597,830	1,598,847

Engineering&Construction — 0.5%*:
SBA Tower Trust^	3.17	4/15/2022	630,000	630,871	630,197
SBA Tower Trust^	3.60	4/15/2018	1,050,000	1,048,860	1,050,337

Total Engineering&Construction			1,680,000	1,679,731	1,680,534

Food — 0.9%*:
Danone SA+^	2.08	11/2/2021	1,510,000	1,503,164	1,489,669
JBS Investments GmbH+^	7.75	10/28/2020	415,000	438,742	393,130
Mondelez International Holdings Netherlands B.V.^	2.00	10/28/2021	800,000	778,348	779,454
Tyson Foods, Inc.	2.65	8/15/2019	335,000	336,846	339,224

Total Food			3,060,000	3,057,100	3,001,477

Hand/Machine Tools — 0.5%*:
Stanley Black & Decker, Inc.	1.62	11/17/2018	415,000	414,763	413,984
Stanley Black & Decker, Inc.	2.45	11/17/2018	1,200,000	1,211,120	1,211,685

Total Hand/Machine Tools			1,615,000	1,625,883	1,625,669

Healthcare-Products — 0.8%*:
Abbott Laboratories	2.35	11/22/2019	600,000	599,528	604,511
Abbott Laboratories	2.90	11/30/2021	1,010,000	1,010,723	1,021,282
Boston Scientific Corp.	2.85	5/15/2020	350,000	353,020	354,854
Zimmer Biomet Holdings, Inc.	2.00	4/1/2018	600,000	600,534	601,086

Total Healthcare-Products			2,560,000	2,563,805	2,581,733

Healthcare-Services — 1.4%*:
Anthem, Inc.	1.88	1/15/2018	250,000	250,025	250,208
Cigna Corp.	4.00	2/15/2022	442,000	470,700	467,205
Cigna Corp.	4.50	3/15/2021	1,170,000	1,248,468	1,248,390
HCA, Inc.	3.75	3/15/2019	1,680,000	1,707,299	1,713,600

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Services (Continued)
Humana, Inc.	6.30%	8/1/2018	150,000	$156,740	$156,995
Laboratory Corp. of America Holdings	2.63	2/1/2020	710,000	712,326	715,847

Total Healthcare-Services			4,402,000	4,545,558	4,552,245

Home Builders — 0.5%*:
Lennar Corp.	4.50	6/15/2019	150,000	152,324	155,062
Lennar Corp.	4.50	11/15/2019	1,090,000	1,121,219	1,130,875
Lennar Corp.	4.75	4/1/2021	240,000	244,739	254,400

Total Home Builders			1,480,000	1,518,282	1,540,337

Housewares — 0.1%*:
Newell Brands, Inc.	2.60	3/29/2019	171,000	173,554	172,667

Insurance — 2.8%*:
American International Group, Inc.	3.30	3/1/2021	800,000	801,706	823,066
CNA Financial Corp.	5.75	8/15/2021	341,000	371,091	380,566
Enstar Group Ltd.+	4.50	3/10/2022	915,000	926,384	944,006
Jackson National Life Global Funding^	2.50	6/27/2022	1,570,000	1,565,253	1,558,839
Lincoln National Corp.	4.20	3/15/2022	350,000	374,409	372,464
Lincoln National Corp.	6.25	2/15/2020	400,000	433,239	438,759
Nuveen FIinance LLC^	2.95	11/1/2019	1,425,000	1,444,485	1,445,366
Reinsurance Group of America, Inc.	5.00	6/1/2021	859,000	930,286	933,615
Trinity Acquisition PLC	3.50	9/15/2021	986,000	993,413	1,009,693
Unum Group	3.00	5/15/2021	120,000	119,795	121,143
Willis Towers Watson PLC	5.75	3/15/2021	370,000	400,381	408,190
XLIT Ltd.	5.75	10/1/2021	585,000	654,282	654,769

Total Insurance			8,721,000	9,014,724	9,090,476

Internet — 0.6%*:
Alibaba Group Holding Ltd.+	2.50	11/28/2019	250,000	248,858	251,898
Expedia, Inc.	5.95	8/15/2020	276,000	301,832	301,611
Expedia, Inc.	7.46	8/15/2018	1,249,000	1,320,941	1,320,429

Total Internet			1,775,000	1,871,631	1,873,938

Investment Company Security — 0.3%*:
Ares Capital Corp.	3.63	1/19/2022	120,000	120,272	121,388
Ares Capital Corp.	3.88	1/15/2020	427,000	437,008	435,377
Ares Capital Corp.	4.88	11/30/2018	200,000	204,505	206,995
FS Investment Corp.	4.00	7/15/2019	335,000	337,365	338,383

Total Investment Company Security			1,082,000	1,099,150	1,102,143

IT Services — 0.9%*:
Dell International LLC^	3.48	6/1/2019	405,000	406,632	414,467
Dell International LLC/EMC Corp.^	4.42	6/15/2021	930,000	963,734	980,423
Everett Spinco, Inc.^	2.88	3/27/2020	270,000	269,231	273,395

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

IT Services (Continued)
Leidos Holdings, Inc.	4.45%	12/1/2020	1,175,000	$1,197,547	$1,227,875

Total IT Services			2,780,000	2,837,144	2,896,160

Leisure Time — 0.5%*:
Brunswick Corp.^	4.63	5/15/2021	1,476,000	1,505,099	1,508,062

Lodging — 0.3%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	298,983	296,052
Marriott International, Inc.	2.88	3/1/2021	825,000	834,648	837,171

Total Lodging			1,125,000	1,133,631	1,133,223

Machinery-Diversified — 0.5%*:
CNH Industrial Capital LLC	3.38	7/15/2019	945,000	955,322	960,356
CNH Industrial Capital LLC	3.88	10/15/2021	550,000	548,324	564,438

Total Machinery-Diversified			1,495,000	1,503,646	1,524,794

Media — 0.8%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58	7/23/2020	645,000	653,649	666,527
Sirius XM Radio, Inc.^	3.88	8/1/2022	338,000	338,000	340,643
Sirius XM Radio, Inc.^	4.25	5/15/2020	625,000	630,502	632,172
Sirius XM Radio, Inc.^	5.75	8/1/2021	870,000	900,220	898,275
Viacom, Inc.	2.75	12/15/2019	118,000	120,331	119,334

Total Media			2,596,000	2,642,702	2,656,951

Mining — 0.4%*:
Anglo American Capital PLC+^	3.75	4/10/2022	640,000	640,000	643,200
Glencore Finance Canada Ltd.+^	2.70	10/25/2017	630,000	630,000	630,944
Glencore Finance Canada Ltd.+^	4.25	10/25/2022	144,000	149,839	149,180

Total Mining			1,414,000	1,419,839	1,423,324

Office/Business Equip — 0.6%*:
Pitney Bowes, Inc.	3.38	10/1/2021	1,685,000	1,675,073	1,673,711
Pitney Bowes, Inc.	4.75	5/15/2018	200,000	204,280	204,919

Total Office/Business Equip			1,885,000	1,879,353	1,878,630

Oil and Gas — 0.5%*:
Concho Resources, Inc.	5.50	10/1/2022	1,455,000	1,506,098	1,493,194

Packaging and Containers — 0.5%*:
Graphic Packaging International, Inc.	4.75	4/15/2021	1,396,000	1,462,973	1,467,545

Pharmaceuticals — 1.8%*:
AbbVie, Inc.	1.80	5/14/2018	1,160,000	1,161,811	1,161,464
AbbVie, Inc.	2.30	5/14/2021	150,000	148,855	149,628
Allergan Funding SCS	2.35	3/12/2018	655,000	657,064	657,734

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pharmaceuticals (Continued)
Baxalta, Inc.	2.00%	6/22/2018	705,000	$704,730	$706,138
Express Scripts Holding Co.	3.30	2/25/2021	1,275,000	1,290,633	1,313,134
Express Scripts Holding Co.	4.75	11/15/2021	250,000	276,627	270,161
Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	290,000	289,733	286,618
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20	7/21/2021	1,440,000	1,430,168	1,413,589

Total Pharmaceuticals			5,925,000	5,959,621	5,958,466

Real Estate Investment Trusts — 1.9%*:
American Tower Corp.	2.25	1/15/2022	330,000	329,595	321,774
American Tower Corp.	3.30	2/15/2021	530,000	537,230	543,846
American Tower Corp.	4.50	1/15/2018	300,000	303,779	304,110
Crown Castle International Corp.	3.40	2/15/2021	972,000	1,000,889	998,096
DDR Corp.	3.50	1/15/2021	890,000	903,662	901,146
DDR Corp.	4.75	4/15/2018	445,000	452,988	453,709
DDR Corp. MTN	7.50	7/15/2018	31,000	32,614	32,598
Digital Realty Trust LP	3.40	10/1/2020	385,000	388,381	393,647
Duke Realty LP	3.88	2/15/2021	100,000	102,656	103,953
Healthcare Trust of America Holdings LP	2.95	7/1/2022	370,000	369,773	370,110
Highwoods Realty LP	7.50	4/15/2018	370,000	385,011	385,102
Simon Property Group LP	2.35	1/30/2022	955,000	949,710	946,315
Weyerhaeuser Co.	7.38	10/1/2019	315,000	344,630	349,423

Total REITS			5,993,000	6,100,918	6,103,829

Retail — 1.4%*:
AutoNation, Inc.	3.35	1/15/2021	935,000	941,590	951,931
CVS Health Corp.	2.13	6/1/2021	1,245,000	1,238,146	1,229,821
Dollar Tree, Inc.	5.75	3/1/2023	1,610,000	1,698,389	1,699,033
QVC, Inc.	3.13	4/1/2019	657,000	666,481	664,280

Total Retail			4,447,000	4,544,606	4,545,065

Semiconductors — 1.0%*:
Analog Devices, Inc.	2.50	12/5/2021	250,000	249,094	250,226
Broadcom Corp./Broadcom Cayman Finance Ltd.^	3.00	1/15/2022	1,245,000	1,242,092	1,256,128
KLA-Tencor Corp.	2.38	11/1/2017	390,000	390,478	390,909
KLA-Tencor Corp.	3.38	11/1/2019	427,000	436,581	439,029
NXP BV/NXP Funding LLC^	4.13	6/1/2021	970,000	988,598	1,021,410

Total Semiconductors			3,282,000	3,306,843	3,357,702

Telecommunications — 1.0%*:
Hughes Satellite Systems Corp.	6.50	6/15/2019	1,412,000	1,512,656	1,524,960
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	1,570,000	1,608,695	1,599,548
Verizon Communications, Inc.	1.75	8/15/2021	290,000	288,957	280,502

Total Telecommunications			3,272,000	3,410,308	3,405,010

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Transportation — 1.3%*:
Asciano Finance Ltd.+^	5.00%		4/7/2018	970,000	$986,205	$987,695
PT Penske Truck Leasing Co. LP/L Finance Corp.^	2.50		6/15/2019	285,000	282,351	286,450
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.05		1/9/2020	590,000	597,914	601,568
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.20		7/15/2020	135,000	134,939	138,451
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.30		4/1/2021	240,000	246,229	246,556
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.38		2/1/2022	80,000	81,328	81,951
PT Penske Truck Leasing Co. LP/L Finance Corp.^	4.88		7/11/2022	200,000	217,723	218,485
Ryder System, Inc.	2.25		9/1/2021	575,000	570,402	567,668
Ryder System, Inc.	2.45		9/3/2019	200,000	202,976	201,819
Ryder System, Inc.	2.50		3/1/2018	250,000	250,283	251,278
Ryder System, Inc.	2.55		6/1/2019	185,000	184,755	186,923
Ryder System, Inc.	2.88		9/1/2020	310,000	310,530	313,447
TTX Co.^	2.25		2/1/2019	250,000	249,829	250,137

Total Transportation				4,270,000	4,315,464	4,332,428

Trucking and Leasing — 0.7%*:
Aviation Capital Group Corp.^	2.88		9/17/2018	1,265,000	1,271,683	1,277,177
Aviation Capital Group Corp.^	6.75		4/6/2021	200,000	217,261	226,969
GATX Corp.	2.60		3/30/2020	685,000	679,220	692,093

Total Trucking and Leasing				2,150,000	2,168,164	2,196,239

Total Corporate Bonds				141,524,000	144,263,497	144,893,863

Mortgage-Backed Securities — 2.1%*:
Banc of America Commercial Mortgage Trust 2007-4 AM	6.16	#	2/10/2051	83,656	89,275	83,683
Banc of America Commercial Mortgage Trust 2008-1 A1A	6.42	#	2/10/2051	565,872	590,993	571,923
Banc of America Commercial Mortgage Trust 2008-1 A4	6.47	#	2/10/2051	148,475	161,261	149,705
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.92	#	6/11/2050	160,000	171,623	160,339
COMM Mortgage Trust 2014-UBS2 B	4.70		3/10/2047	600,000	644,108	636,176
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	2.82	#	4/25/2028	19,813	19,813	19,843
Fannie Mae Connecticut Avenue Securities CAS 2016-C04 1M1	2.67	#	1/25/2029	672,314	674,742	680,128
Fannie Mae Connecticut Avenue Securities CAS 2016-C05 2M1	2.57	#	1/25/2029	671,235	672,997	676,556

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mortgage-Backed Securities (Continued)
Fannie Mae Connecticut Avenue Securities CAS 2016-C06 1M1	2.52	#%	4/25/2029	548,245	$548,246	$555,246
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M1	2.67	#	7/25/2028	106,708	106,708	107,105
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	6.14	#	4/17/2045	4,888	5,068	4,888
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.47	#	6/12/2047	241,186	247,014	241,004
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	6.24	#	2/12/2051	179,869	195,152	180,995
ML-CFC Commercial Mortgage Trust 2007-9 AM	5.86	#	9/12/2049	450,000	467,617	453,428
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.50	#	1/11/2043	161,013	175,848	163,339
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#	11/25/2056	529,961	545,894	545,051
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#	10/25/2031	982,318	992,709	988,227
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#	10/25/2046	444,518	444,519	444,570
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	6.17	#	2/15/2051	51,025	54,816	50,984

Total Mortgage-Backed Securities				6,621,096	6,808,403	6,713,190

U.S. Treasury & Government Agencies — 18.6%*:
Federal Home Loan Mortgage Corp.	1.61	#	9/15/2042	397,878	395,916	398,199
Federal Home Loan Mortgage Corp.	1.64	#	10/15/2040	436,955	436,549	439,263
Federal Home Loan Mortgage Corp.	3.50		6/15/2042	477,026	501,542	495,177
Federal Home Loan Mortgage Corp.	4.00		3/15/2040	398,215	424,456	416,255
Federal National Mortgage Association	2.00		9/25/2040	2,584,194	2,540,738	2,541,764
Federal National Mortgage Association	3.00		9/25/2042	3,558,276	3,649,199	3,639,682
Federal National Mortgage Association	3.00		2/25/2043	3,152,612	3,240,052	3,224,331
Federal National Mortgage Association	3.00		10/25/2045	3,131,467	3,205,662	3,192,171
Federal National Mortgage Association REMICS 2012-111 EC	2.00		12/25/2041	1,068,371	1,071,613	1,052,016
Federal National Mortgage Association REMICS 2015-58 JP	2.50		3/25/2037	81,948	83,646	82,482
Federal National Mortgage Association REMICS 2015-62 VA	4.00		10/25/2026	124,353	133,419	133,558
Federal National Mortgage Association REMICS 2016-62 FA	1.72	#	9/25/2046	897,408	897,408	906,282
Federal National Mortgage Association REMICS 2016-62 FC	1.72	#	9/25/2046	618,781	618,395	621,602
Federal National Mortgage Association REMICS 2016-74 GF	1.72	#	10/25/2046	818,437	818,437	824,112
U.S. Treasury Note	0.75		10/31/2018	2,000,000	1,986,958	1,984,532

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

U.S. Treasury & Government Agencies (Continued)
U.S. Treasury Note(1)	0.88%	7/31/2019	8,600,000	$8,592,056	$8,508,625
U.S. Treasury Note	1.25	3/31/2019	17,700,000	17,707,910	17,661,980
U.S. Treasury Note	1.50	6/15/2020	2,200,000	2,199,064	2,196,907
U.S. Treasury Note	1.63	3/15/2020	11,500,000	11,560,636	11,536,386
U.S. Treasury Note	1.88	3/31/2022	500,000	502,464	500,293

Total U.S. Treasury & Government Agencies			60,245,921	60,566,120	60,355,617

Total Fixed Income			312,969,886	316,372,585	317,283,127

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Options — 0.2%*:

Call Option Purchased — 0.1%*:
OTC – BCM Swaption with JPMorgan Chase Bank, N.A.	$2.60	1/11/2022	1,488,000	193,961	157,427

Put Options Purchased — 0.1%*:
OTC – BCM Swaption with JPMorgan Chase Bank, N.A.	2.60	1/11/2022	2,480,000	323,268	295,398

Total Purchased Options			3,968,000	517,229	452,825

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 1.6%*:

Bank Deposit — 0.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09%	7/3/2017	2,286,124	2,286,124	2,286,124

Commercial Paper — 0.9%*:

Farming and Agriculture — 0.9%*:
BAT International Finance PLC	Zero Coupon	7/3/2017	3,000,000	2,999,775	2,999,775

Total Short-Term Investments			5,286,124	5,285,899	5,285,899

Total Investments			322,224,010	322,175,713	323,021,851

Other assets and liabilities — 0.3%*					966,356

Net Assets — 100.0%					$323,988,207

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

MTN	Medium Term Note
OTC	Over the Counter
(1)	All or a portion of this security is held for swaps collateral.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	87.8%
Japan	1.8%
United Kingdom	1.6%
France	1.0%
Switzerland	1.0%
Other (Individually less than 1%)	6.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2017.

A summary of outstanding derivatives at June 30, 2017 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Long Future
U.S. 10-Year Treasury Note	09/20/17	305	Long	$38,287,031	$(82,169)

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
U.S. 10-Year Ultra Bond	09/20/17	127	Short	$17,121,187	$33,214
U.S. 2-Year Treasury Note	09/29/17	10	Short	2,161,094	344
U.S. 5-Year Treasury Note	09/29/17	896	Short	105,581,000	303,350
U.S. Long Bond	09/20/17	4	Short	614,750	(4,357)

Total Short Futures					$332,551

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

OTC Credit Default Swaps – Sell Protection(1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$534	$(26,856)	$(27,390)
CMBX.NA.BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(21,878)	(33,862)	(11,984)

Total OTC Credit Default Swaps						$(21,344)	$(60,718)	$(39,374)

Centrally Cleared Credit Default Swap – Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CDX.NA.IG.28	1.00%	6/20/2022	2,310,000	2,310,000	$(33,554)	$(42,000)	$(8,446)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 87.8%*:

Asset-Backed Securities — 26.8%*:

CDO/CLO — 4.1%*:
ALM Loan Funding VII 2012-7A A1R^	2.64	#%	10/15/2028	250,000	$250,000	$251,556
ALM XIV Ltd. 2014-14A A1R^	2.32	#	7/28/2026	250,000	250,000	250,650
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1R^	2.36	#	10/15/2026	250,000	250,000	250,142
LCM XXIII Ltd. 23A A1^	2.56	#	10/20/2029	250,000	250,000	251,934
Madison Park Funding XIV Ltd. 2014-14A A1R^	2.28	#	7/20/2026	250,000	250,000	250,106

Total CDO/CLO				1,250,000	1,250,000	1,254,388

Other Asset-Backed Securities — 22.7%*:
Access Group, Inc. 2006-1 B	1.64	#	8/25/2037	95,488	83,534	89,659
Access Group, Inc. 2015-1 A^	1.92	#	7/25/2056	67,754	66,273	67,316
Access Group, Inc. 2015-1 B^	2.72	#	7/25/2058	100,000	86,408	85,598
AccessLex Institute 2004-A A3	2.29	#	7/1/2039	100,000	98,094	98,383
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	4,723	4,723	4,725
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	39,400	39,400	39,474
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W10	2.12	#	10/25/2034	56,749	51,513	54,213
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE1 M1	1.97	#	3/25/2035	75,137	74,690	76,141
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	118,560	121,357	118,327
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	56,427	55,779	55,919
CLI Funding VI LLC 2016 1A A^	4.21		2/18/2041	76,493	76,485	76,811
College Loan Corp. Trust I 2005-2 B	1.65	#	1/15/2037	109,269	96,167	99,870
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	35,321	35,226	35,237
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	34,247	32,681	32,098
CWABS Asset-Backed Certificates Trust 2005-4 MV5	1.89	#	10/25/2035	60,000	53,921	56,764
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	97,750	97,779	98,336
DB Master Finance LLC 2015-1A A2II^	3.98		2/20/2045	48,875	49,876	50,063
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	37,493	37,263	37,293
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	32,402	32,399	32,193
Diamond Resorts Owner Trust 2016-1 B^	3.37		11/20/2028	101,753	101,735	101,041
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	59,250	59,250	59,838
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	59,250	59,250	61,037
DRB Prime Student Loan Trust 2015-B^	3.12	#	10/27/2031	55,595	55,496	56,614
DRB Prime Student Loan Trust 2016-R^¤	3.07		10/25/2044	92,278	92,261	92,601
DRB Prime Student Loan Trust 2016-R A1^¤	3.12	#	10/25/2044	91,877	91,877	92,198
Drive Auto Receivables Trust 2016-BA^	2.56		6/15/2020	20,000	19,999	20,066
Drug Royalty Corp Inc. 2012-1 A1^	6.13	#	7/15/2024	18,718	19,192	18,954
Earnest Student Loan Program LLC 2016-C A1^	3.07	#	10/27/2036	78,325	78,326	78,325
ECMC Group Student Loan Trust 2016-1A A^	2.57	#	7/26/2066	86,803	86,803	87,263
Element Rail Leasing II LLC 2015-1A A1+^	2.71		2/19/2045	66,450	64,215	65,465

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67%		6/1/2027	83,251	$83,233	$84,073
First Franklin Mortgage Loan Trust 2004-FFH4	2.94	#	1/25/2035	50,000	49,815	50,099
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.94	#	4/25/2035	31,173	31,022	31,174
Flagship Credit Auto Trust 2016-2 A2^	3.05		8/16/2021	60,000	59,997	60,535
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	40,000	39,998	39,740
FNA Trust 2015-1 A^	3.24		12/10/2023	25,851	25,872	25,719
Goodgreen Trust 2017-1A^¤	3.74		10/15/2052	99,285	99,239	100,374
GSAMP Trust 2005-SEA2 A1^	1.57	#	1/25/2045	10,102	9,715	10,066
Helios Issuer LLC 2017-1A A^	4.94		9/20/2049	100,000	99,953	99,898
HERO Funding Trust 2015-1A^	3.84		9/21/2040	120,426	122,651	122,835
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	48,408	48,371	48,535
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	100,000	99,981	100,775
Marlette Funding Trust 2016-1A A^	3.06		1/17/2023	44,905	44,960	44,830
Marlette Funding Trust 2017-2A B^	3.19		7/15/2024	100,000	99,992	99,991
Miramax LLC 2014-1A A2^	3.34		7/20/2026	56,680	57,031	56,431
Montana Higher Education Student Assistance Corp. 2012-1 A3	2.26	#	7/20/2043	150,000	145,157	147,195
Navient Student Loan Trust 2016-6 A3^	2.52	#	3/25/2066	290,000	290,000	296,195
Navient Student Loan Trust 2017-1A A3^	2.37	#	7/26/2066	120,000	120,000	120,000
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	83,254	82,707	83,217
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2^	2.58		10/15/2049	250,000	250,000	248,378
Northstar Education Finance, Inc. 2005-1 A5	1.92	#	10/30/2045	26,554	25,435	26,303
NovaStar Mortgage Funding Trust 2004-4 M5	2.94	#	3/25/2035	100,000	99,969	100,965
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	100,000	100,000	98,638
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T3 AT3^	2.83		10/16/2051	230,000	230,000	227,405
OnDeck Asset Securitization Trust II LLC 2016-1A A^	4.21		5/17/2020	100,000	99,973	99,528
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	34,523	34,627	34,568
OSCAR US Funding Trust V 2016-2A A4+^	2.99		12/15/2023	130,000	129,149	129,507
Oscar US Funding Trust VI LLC 2017-1A A4+^	3.30		5/10/2024	30,000	29,994	30,238
Popular ABS Mortgage Pass-Through Trust 2006-B A3	1.50	#	5/25/2036	50,289	48,305	50,186
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	32,624	32,618	32,731
SLC Private Student Loan Trust 2006-A A5	1.33	#	7/15/2036	30,604	30,431	30,604
SLC Private Student Loan Trust 2006-A C	1.61	#	7/15/2036	140,000	124,941	130,222
SLC Student Loan Trust 2005-1 B	1.38	#	2/15/2045	102,545	88,035	94,349
SLM Student Loan Trust 2002-7 A11	1.38	#	3/15/2028	50,000	49,425	49,999
SLM Student Loan Trust 2002-7 B	4.53	#	12/15/2039	80,000	80,062	79,224
SLM Student Loan Trust 2003-2 A9	1.38	#	9/15/2028	100,000	99,761	99,993
SLM Student Loan Trust 2003-4 B	1.90	#	6/15/2038	73,475	67,364	68,618
SLM Student Loan Trust 2005-4 B	1.34	#	7/25/2055	117,260	100,570	108,823

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2005-6 B	1.45	#%	1/25/2044	58,616	$54,220	$55,233
SLM Student Loan Trust 2006-5 B	1.37	#	10/25/2040	126,046	110,376	116,842
SMB Private Education Loan Trust 2017-A B^	3.50		6/17/2041	130,000	125,993	126,469
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	69,449	69,442	70,352
SoFi Consumer Loan Program LLC 2016-5 A^¤	3.06		9/25/2028	123,695	123,292	124,990
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	87,238	87,097	86,909
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	89,052	89,101	89,272
SoFi Professional Loan Program LLC 2017-AC^	4.43	#	3/26/2040	100,000	99,472	98,855
South Carolina Student Loan Corp. 2014-1B	2.55	#	8/1/2035	100,000	98,502	92,563
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T2^	2.75		11/15/2049	100,000	99,986	100,178
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	69,475	70,100	73,411
Taco Bell Funding LLC 2016-1A A2I^	3.83		5/25/2046	79,400	79,647	80,994
Textainer Marine Containers V Ltd. 2017-1A A+^	3.72		5/20/2042	98,218	98,214	99,123
Triton Container Finance VI LLC 2017-1A A^	3.52		6/20/2042	100,000	99,982	99,845
Wachovia Student Loan Trust 2005-1 B	1.46	#	10/25/2040	81,757	74,854	74,858
Welk Resorts LLC 2017-A A B^	3.41		6/15/2033	60,000	59,990	59,873
Wendys Funding LLC 2015 1A A2I^	3.37		6/15/2045	127,725	127,296	128,821

Total Other Asset-Backed Securities				6,968,267	6,819,889	6,882,371

Total Asset-Backed Securities				8,218,267	8,069,889	8,136,759

Corporate Bonds — 30.5%*:

Advertising — 0.1%*:
WPP Finance 2010+	5.63		11/15/2043	35,000	38,156	40,264

Aerospace/Defense — 0.0%*:
Spirit AeroSystems, Inc.	3.85		6/15/2026	5,000	4,996	5,047

Agriculture — 0.2%*:
Bunge Ltd. Finance Corp.	3.25		8/15/2026	25,000	24,978	23,887
Bunge Ltd. Finance Corp.	3.50		11/24/2020	5,000	4,997	5,126
Reynolds American, Inc.	4.45		6/12/2025	30,000	30,562	32,141

Total Agriculture				60,000	60,537	61,154

Airlines — 0.2%*:
Delta Air Lines, Inc.	3.63		3/15/2022	45,000	44,994	46,197
WestJet Airlines Ltd.+^	3.50		6/16/2021	14,000	13,985	14,307

Total Airlines				59,000	58,979	60,504

Auto Manufacturers — 0.9%*:
Ford Motor Co.	7.45		7/16/2031	10,000	12,519	12,643
General Motors Co.	5.20		4/1/2045	35,000	34,587	34,338
General Motors Financial Co., Inc.	3.15		6/30/2022	60,000	59,898	60,093
General Motors Financial Co., Inc.	3.20		7/6/2021	80,000	79,881	80,899
General Motors Financial Co., Inc.	3.70		5/9/2023	25,000	24,945	25,387

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Auto Manufacturers (Continued)
General Motors Financial Co., Inc.	4.30%		7/13/2025	50,000	$49,698	$50,998

Total Auto Manufacturers				260,000	261,528	264,358

Beverages — 0.2%*:
Anheuser-Busch InBev Worldwide, Inc.+	8.20		1/15/2039	35,000	51,930	54,228
Molson Coors Brewing Co.	4.20		7/15/2046	10,000	9,937	9,862

Total Beverages				45,000	61,867	64,090

Biotechnology — 0.1%*:
Amgen, Inc.	5.15		11/15/2041	25,000	26,035	27,867
Gilead Sciences, Inc.	4.75		3/1/2046	10,000	9,960	10,978

Total Biotechnology				35,000	35,995	38,845

Chemicals — 0.9%*:
Celanese US Holdings LLC	4.63		11/15/2022	25,000	26,280	26,929
LYB International Finance B.V.	5.25		7/15/2043	35,000	35,987	39,045
Monsanto Co.	4.40		7/15/2044	15,000	14,286	15,256
RPM International, Inc.	3.75		3/15/2027	15,000	14,980	15,243
RPM International, Inc.	6.13		10/15/2019	90,000	96,555	97,649
Sherwin-Williams Co. (The)	4.50		6/1/2047	15,000	14,897	15,717
Westlake Chemical Corp.	3.60		7/15/2022	50,000	49,597	50,894

Total Chemicals				245,000	252,582	260,733

Commercial Banks — 3.8%*:
Associated Banc-Corp	2.75		11/15/2019	45,000	45,148	45,334
Associated Banc-Corp	4.25		1/15/2025	70,000	70,018	71,395
Banco Santander SA+	4.25		4/11/2027	200,000	198,248	207,568
Bank of America Corp.	4.18		11/25/2027	65,000	65,000	66,110
Bank of America Corp.	4.24	#	4/24/2038	40,000	40,000	41,594
Bank of America Corp.	7.63		6/1/2019	120,000	131,735	132,321
Bank of America Corp. MTN	4.45		3/3/2026	25,000	25,000	26,019
Bank of America Corp. MTN	5.88		2/7/2042	25,000	28,633	31,329
Bank of Nova Scotia (The)+	4.50		12/16/2025	30,000	30,363	31,530
Capital One Financial Corp.	2.50		5/12/2020	45,000	44,932	45,195
Citigroup, Inc.	3.88		3/26/2025	60,000	58,578	60,371
Citigroup, Inc.	4.60		3/9/2026	45,000	44,920	47,220
First Horizon National Corp.	3.50		12/15/2020	30,000	30,686	30,769
Fulton Financial Corp.	3.60		3/16/2022	35,000	34,873	35,413
Goldman Sachs Group, Inc. (The)	5.15		5/22/2045	70,000	67,789	77,753
Goldman Sachs Group, Inc. (The)	5.95		1/15/2027	32,000	35,614	37,351
JPMorgan Chase & Co.	3.63		12/1/2027	80,000	79,868	79,181
JPMorgan Chase & Co.	4.95		6/1/2045	40,000	39,318	44,623
SVB Financial Group	3.50		1/29/2025	40,000	39,193	39,261

Total Commercial Banks				1,097,000	1,109,916	1,150,337

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Services — 0.3%*:
ERAC USA Finance LLC^	4.20%	11/1/2046	70,000	$69,473	$65,891
ERAC USA Finance LLC^	5.63	3/15/2042	20,000	21,523	22,713

Total Commercial Services			90,000	90,996	88,604

Construction Materials — 0.6%*:
Masco Corp.	3.50	4/1/2021	48,000	47,875	49,295
Owens Corning	4.20	12/1/2024	50,000	49,418	52,354
Standard Industries, Inc.^	5.00	2/15/2027	70,000	70,000	71,400

Total Construction Materials			168,000	167,293	173,049

Distribution/Wholesale — 0.1%*:
Ingram Micro, Inc.	5.45	12/15/2024	45,000	46,133	46,240

Diversified Financial Services — 3.5%*:
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50	5/26/2022	150,000	149,850	153,936
Affiliated Managers Group, Inc.	4.25	2/15/2024	50,000	51,247	52,336
Athene Global Funding^	4.00	1/25/2022	145,000	144,959	150,618
Brookfield Finance LLC+	4.00	4/1/2024	70,000	69,826	71,804
Brookfield Finance, Inc.+	4.25	6/2/2026	60,000	59,473	61,625
Discover Financial Services Inc.	3.75	3/4/2025	30,000	28,984	29,642
Discover Financial Services Inc.	4.10	2/9/2027	40,000	39,965	40,069
General Electric Co. MTN	6.88	1/10/2039	35,000	46,594	50,733
Genpact Luxembourg Sarl^	3.70	4/1/2022	55,000	54,988	55,589
International Lease Finance Corp.	6.25	5/15/2019	145,000	154,295	155,525
Lazard Group LLC	3.63	3/1/2027	30,000	29,878	29,632
Lazard Group LLC	4.25	11/14/2020	130,000	134,684	137,151
Legg Mason, Inc.	4.75	3/15/2026	5,000	4,998	5,283
Legg Mason, Inc.	5.63	1/15/2044	30,000	30,870	31,880
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.^	4.50	3/15/2027	25,000	24,806	26,168

Total Diversified Financial Services			1,000,000	1,025,417	1,051,991

Electric — 0.8%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,395	39,570
CMS Energy Corp.	3.88	3/1/2024	50,000	51,183	52,300
Duke Energy Corp.	3.75	9/1/2046	25,000	24,986	23,750
Indianapolis Power & Light Co.^	4.05	5/1/2046	45,000	44,705	44,377
Puget Sound Energy, Inc.	4.30	5/20/2045	30,000	30,653	32,261
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,507	36,893

Total Electric			210,000	224,429	229,151

Electrical Components and Equipment — 0.1%*:
Legrand France SA+	8.50	2/15/2025	35,000	45,619	45,765

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics — 0.4%*:
Agilent Technologies, Inc.	3.88%	7/15/2023	50,000	$50,498	$52,309
Arrow Electronics, Inc.	3.88	1/12/2028	25,000	24,894	24,792
Avnet, Inc.	3.75	12/1/2021	10,000	9,980	10,162
FLIR Systems, Inc.	3.13	6/15/2021	25,000	24,986	25,199
Tech Data Corp.	3.70	2/15/2022	20,000	19,972	20,408

Total Electronics			130,000	130,330	132,870

Environmental Control — 0.4%*:
Republic Services, Inc.	4.75	5/15/2023	50,000	53,591	54,965
Waste Management, Inc.	7.00	7/15/2028	50,000	64,050	65,641

Total Environmental Control			100,000	117,641	120,606

Food — 0.3%*:
Kraft Heinz Foods Co.	3.00	6/1/2026	20,000	19,921	19,141
WhiteWave Foods Co. (The)	5.38	10/1/2022	52,000	57,856	58,655

Total Food			72,000	77,777	77,796

Forestry and Paper Products — 0.5%*:
Celulosa Arauco y Constitucion SA+	4.75	1/11/2022	30,000	30,948	31,231
Domtar Corp.	4.40	4/1/2022	50,000	50,653	52,545
International Paper Co.	9.38	5/15/2019	73,000	81,577	82,407

Total Forestry and Paper Products			153,000	163,178	166,183

Gas — 0.1%*:
Spire, Inc.	4.70	8/15/2044	25,000	25,254	25,696

Healthcare-Products — 0.6%*:
Abbott Laboratories	2.90	11/30/2021	30,000	29,953	30,335
Abbott Laboratories	3.75	11/30/2026	20,000	19,859	20,416
Abbott Laboratories	4.90	11/30/2046	15,000	14,884	16,522
Becton Dickinson and Co.	3.36	6/6/2024	40,000	40,000	40,091
Becton Dickinson and Co.	3.70	6/6/2027	40,000	40,000	40,126
Becton Dickinson and Co.	4.69	12/15/2044	25,000	25,948	25,747

Total Healthcare-Products			170,000	170,644	173,237

Healthcare-Services — 0.3%*:
Humana, Inc.	3.95	3/15/2027	40,000	39,952	41,686
Humana, Inc.	4.80	3/15/2047	20,000	19,981	22,040
UnitedHealth Group, Inc.	6.88	2/15/2038	25,000	34,399	35,510

Total Healthcare-Services			85,000	94,332	99,236

Housewares — 0.1%*:
Toro Co. (The)	7.80	6/15/2027	25,000	31,535	31,318

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance — 2.8%*:
Allstate Corp. (The)	5.75	#%	8/15/2053	110,000	$116,489	$120,450
American International Group, Inc.	3.90		4/1/2026	20,000	19,991	20,460
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,305	28,212
Brown & Brown, Inc.	4.20		9/15/2024	58,000	58,340	60,845
Enstar Group Ltd.+	4.50		3/10/2022	20,000	20,000	20,634
Marsh & McLennan Cos., Inc.	5.88		8/1/2033	20,000	23,031	24,733
MetLife Capital Trust IV^	7.88		12/15/2037	100,000	124,920	135,010
Prudential Financial, Inc.	5.63	#	6/15/2043	50,000	52,529	54,937
Prudential Financial, Inc.	8.88	#	6/15/2038	100,000	117,102	106,281
Reinsurance Group of America, Inc.	3.95		9/15/2026	40,000	40,003	40,655
Trinity Acquisition PLC	4.40		3/15/2026	55,000	56,580	57,432
Unum Group	3.00		5/15/2021	20,000	19,966	20,191
Unum Group	3.88		11/5/2025	25,000	24,997	25,341
Unum Group	4.00		3/15/2024	30,000	30,739	30,986
Willis North America, Inc.	3.60		5/15/2024	25,000	24,979	25,252
Willis North America, Inc.	7.00		9/29/2019	50,000	53,909	54,966
XLIT Ltd.	5.50		3/31/2045	30,000	28,783	32,016

Total Insurance				778,000	837,663	858,401

Internet — 1.0%*:
Baidu, Inc.+	2.25		11/28/2017	200,000	200,210	200,229
Expedia, Inc.	5.00		2/15/2026	40,000	39,837	43,798
Expedia, Inc.	7.46		8/15/2018	45,000	47,477	47,574

Total Internet				285,000	287,524	291,601

Investment Company Security — 0.2%*:
Ares Capital Corp.	3.88		1/15/2020	30,000	30,433	30,588
FS Investment Corp.	4.00		7/15/2019	30,000	30,323	30,303

Total Investment Company Security				60,000	60,756	60,891

Iron/Steel — 0.1%*:
Vale Overseas Ltd.+	5.88		6/10/2021	25,000	27,031	26,900
Vale Overseas Ltd.+	6.88		11/21/2036	15,000	14,988	16,088

Total Iron/Steel				40,000	42,019	42,988

IT Services — 0.7%*:
Dell International LLC/EMC Corp.^	4.42		6/15/2021	45,000	44,990	47,440
Everett Spinco, Inc.^	2.88		3/27/2020	15,000	14,957	15,189
Everett Spinco, Inc.^	4.25		4/15/2024	20,000	19,907	20,692
Everett Spinco, Inc.^	4.75		4/15/2027	40,000	39,958	41,707
Leidos Holdings, Inc.	4.45		12/1/2020	75,000	76,492	78,375

Total IT Services				195,000	196,304	203,403

Media — 0.4%*:
Comcast Corp.	3.40		7/15/2046	20,000	19,829	18,212

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Media (Continued)
Discovery Communications LLC	4.88%	4/1/2043	25,000	$22,789	$23,341
Time Warner Cable LLC	4.50	9/15/2042	60,000	49,422	57,090
Time Warner Cable LLC	5.50	9/1/2041	35,000	32,674	37,613

Total Media			140,000	124,714	136,256

Mining — 0.2%*:
Glencore Funding LLC+^	4.00	4/16/2025	50,000	49,935	50,020

Miscellaneous Manufacturing — 0.4%*:
Carlisle Cos., Inc.	3.75	11/15/2022	50,000	50,157	50,417
Textron, Inc.	3.65	3/15/2027	15,000	14,981	15,059
Textron, Inc.	4.30	3/1/2024	50,000	51,164	53,095

Total Miscellaneous Manufacturing			115,000	116,302	118,571

Office/Business Equip — 0.4%*:
Pitney Bowes, Inc.	3.38	10/1/2021	115,000	114,728	114,229

Oil and Gas — 1.4%*:
Anadarko Petroleum Corp.	5.55	3/15/2026	20,000	19,944	22,350
Cimarex Energy Co.	3.90	5/15/2027	15,000	14,963	15,082
Encana Corp.+	6.50	2/1/2038	15,000	17,074	17,058
Marathon Petroleum Corp.	6.50	3/1/2041	30,000	33,280	34,647
Nabors Industries, Inc.^	5.50	1/15/2023	35,000	36,024	33,162
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,875	144,900
PBF Holding Co. LLC/PBF Finance Corp.	7.00	11/15/2023	25,000	25,568	24,625
Petroleos Mexicanos+	5.50	1/21/2021	55,000	58,395	57,695
Petroleos Mexicanos+^	6.50	3/13/2027	15,000	14,869	16,114
Pioneer Natural Resources Co.	7.50	1/15/2020	50,000	55,206	56,273
Rowan Cos., Inc.	4.88	6/1/2022	8,000	7,987	7,420

Total Oil and Gas			408,000	423,185	429,326

Oil and Gas Services — 0.5%*:
National Oilwell Varco, Inc.	2.60	12/1/2022	33,000	31,241	31,908
National Oilwell Varco, Inc.	3.95	12/1/2042	37,000	30,448	30,525
SESI LLC	7.13	12/15/2021	32,000	33,408	30,480
Weatherford International Ltd.	5.95	4/15/2042	30,000	25,186	23,400
Weatherford International Ltd.	6.00	3/15/2018	50,000	50,813	50,375

Total Oil and Gas Services			182,000	171,096	166,688

Packaging and Containers — 0.3%*:
Brambles USA, Inc.+^	4.13	10/23/2025	10,000	9,979	10,257
Brambles USA, Inc.+^	5.35	4/1/2020	50,000	53,165	53,643
Sonoco Products Co.	4.38	11/1/2021	41,000	42,953	43,345

Total Packaging and Containers			101,000	106,097	107,245

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pharmaceuticals — 1.5%*:
AbbVie, Inc.	3.20%	5/14/2026	35,000	$34,879	$34,587
AbbVie, Inc.	4.70	5/14/2045	30,000	29,327	31,879
Allergan, Inc.	2.80	3/15/2023	50,000	47,015	49,509
AstraZeneca PLC+	6.45	9/15/2037	35,000	44,634	47,134
Express Scripts Holding Co.	4.50	2/25/2026	30,000	30,934	31,794
Express Scripts Holding Co.	4.80	7/15/2046	25,000	24,957	25,429
McKesson Corp.	6.00	3/1/2041	50,000	55,782	61,113
Mylan NV+	5.25	6/15/2046	40,000	39,994	43,756
Mylan, Inc.	2.55	3/28/2019	60,000	59,805	60,433
Shire Acquisitions Investments Ireland DAC	2.88	9/23/2023	60,000	59,993	59,470
Teva Pharmaceutical Finance Netherlands III B.V.+	4.10	10/1/2046	10,000	9,918	9,211

Total Pharmaceuticals			425,000	437,238	454,315

Pipelines — 2.0%*:
Energy Transfer LP	4.20	4/15/2027	25,000	24,949	24,992
Energy Transfer LP	4.75	1/15/2026	30,000	29,836	31,210
EnLink Midstream Partners LP	2.70	4/1/2019	30,000	30,034	29,934
EnLink Midstream Partners LP	4.85	7/15/2026	17,000	17,312	17,687
Enterprise Products Operating LLC	5.95	2/1/2041	25,000	26,689	29,617
Kinder Morgan Energy Partners LP MTN	6.95	1/15/2038	30,000	31,992	35,829
Kinder Morgan, Inc.	3.05	12/1/2019	35,000	35,076	35,608
Kinder Morgan, Inc.^	5.63	11/15/2023	50,000	55,486	55,323
MPLX LP	4.00	2/15/2025	77,000	75,638	77,524
MPLX LP	4.13	3/1/2027	15,000	14,976	15,051
MPLX LP	4.88	12/1/2024	38,000	39,736	40,514
MPLX LP	4.88	6/1/2025	23,000	23,887	24,389
MPLX LP	5.20	3/1/2047	5,000	4,965	5,149
MPLX LP	5.50	2/15/2023	20,000	20,832	20,535
Phillips 66 Partners LP	4.90	10/1/2046	15,000	14,897	14,766
Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/2026	30,000	29,919	30,341
Sabine Pass Liquefaction LLC^	4.20	3/15/2028	75,000	74,929	75,773
Western Gas Partners LP	4.00	7/1/2022	30,000	30,768	30,753

Total Pipelines			570,000	581,921	594,995

Real Estate — 0.1%*:
Prologis LP	3.35	2/1/2021	25,000	25,369	25,819

Real Estate Investment Trusts — 1.3%*:
Brandywine Operating Partnership LP	4.95	4/15/2018	40,000	40,779	40,870
Crown Castle International Corp.	4.00	3/1/2027	20,000	19,918	20,586
Crown Castle International Corp.	4.75	5/15/2047	10,000	9,921	10,176
CubeSmart LP	3.13	9/1/2026	45,000	44,793	42,760
DDR Corp.	4.75	4/15/2018	3,000	3,059	3,059
Digital Realty Trust LP	3.40	10/1/2020	20,000	19,970	20,449
Digital Realty Trust LP	3.95	7/1/2022	35,000	35,187	36,688

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts (Continued)
Healthcare Trust of America Holdings LP	2.95%	7/1/2022	15,000	$14,991	$15,004
Healthcare Trust of America Holdings LP	3.75	7/1/2027	35,000	34,823	34,596
Host Hotels & Resorts LP	3.88	4/1/2024	40,000	39,836	40,688
Host Hotels & Resorts LP	4.75	3/1/2023	50,000	51,964	53,499
Mid-America Apartments LP	3.60	6/1/2027	25,000	24,896	24,933
UDR, Inc. MTN	3.50	7/1/2027	35,000	34,918	34,530
Weingarten Realty Investors	3.25	8/15/2026	10,000	9,922	9,533

Total REITS			383,000	384,977	387,371

Retail — 1.2%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	75,000	80,469	79,598
CVS Pass-Through Trust^	5.93	1/10/2034	30,050	34,261	34,449
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,183	201,250
Wal-Mart Stores, Inc.	5.63	4/1/2040	30,000	35,536	38,692

Total Retail			335,050	349,449	353,989

Semiconductors — 0.3%*:
Lam Research Corp.	2.75	3/15/2020	50,000	49,946	50,637
QUALCOMM, Inc.	4.30	5/20/2047	35,000	34,995	35,753

Total Semiconductors			85,000	84,941	86,390

Software — 0.2%*:
CA, Inc.	3.60	8/15/2022	20,000	19,983	20,224
Oracle Corp.	5.38	7/15/2040	35,000	38,956	42,568

Total Software			55,000	58,939	62,792

Telecommunications — 1.0%*:
AT&T, Inc.	3.80	3/1/2024	40,000	39,976	40,904
AT&T, Inc.	4.75	5/15/2046	45,000	42,258	44,127
AT&T, Inc.	5.25	3/1/2037	30,000	29,860	31,961
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	55,000	56,758	56,035
Verizon Communications, Inc.	4.13	3/16/2027	30,000	30,710	30,984
Verizon Communications, Inc.	5.15	9/15/2023	20,000	22,205	22,216
Verizon Communications, Inc.	6.55	9/15/2043	56,000	69,848	69,455

Total Telecommunications			276,000	291,615	295,682

Total Corporate Bonds			8,772,050	9,039,906	9,248,046

Foreign Government — 0.8%*:

Colombia — 0.4%*:
Colombia Government International Bond+	6.13	1/18/2041	100,000	115,650	115,300

Mexico — 0.4%*:
Mexico Government International Bond+	4.75	3/8/2044	68,000	69,490	68,068
Mexico Government International Bond+	5.55	1/21/2045	60,000	64,624	67,200

Total Mexico			128,000	134,114	135,268

Total Foreign Government			228,000	249,764	250,568

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities — 2.0%*:
Banc of America Commercial Mortgage Trust 2008-1 A4	6.47	#%	2/10/2051	82,486	$89,584	$83,169
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.92	#	6/11/2050	85,000	91,175	85,180
GS Mortgage Securities Trust 2015-GC32 B	4.55	#	7/10/2048	100,000	102,846	105,208
JP Morgan Mortgage Trust 2017-1 A11^	3.50	#	1/25/2047	97,490	97,036	98,197
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	6.14	#	4/17/2045	2,666	2,764	2,666
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	6.24	#	2/12/2051	94,217	102,229	94,807
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.50	#	1/11/2043	91,007	99,392	92,322
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	6.17	#	2/15/2051	27,832	30,119	27,810

Total Mortgage-Backed Securities				580,698	615,145	589,359

U.S. Treasury & Government Agencies — 27.7%*:
Federal Home Loan Mortgage Corp.	3.50		11/1/2045	131,447	136,661	135,605
Federal Home Loan Mortgage Corp.	3.50		7/1/2046	57,229	60,512	59,126
Federal Home Loan Mortgage Corp.	3.50		11/1/2046	78,252	82,660	80,785
Federal Home Loan Mortgage Corp.	3.50		1/1/2047	97,580	101,662	100,881
Federal Home Loan Mortgage Corp.	3.50		3/1/2047	173,682	177,149	178,568
Federal Home Loan Mortgage Corp.	4.00		4/1/2047	74,569	79,452	79,294
Federal Home Loan Mortgage Corp.	4.50		8/1/2040	17,061	18,732	18,528
Federal Home Loan Mortgage Corp.	4.50		10/1/2040	24,132	26,362	26,084
Federal Home Loan Mortgage Corp.	4.50		10/1/2041	28,797	31,454	31,124
Federal Home Loan Mortgage Corp.	4.50		1/1/2042	21,614	23,612	23,313
Federal Home Loan Mortgage Corp.	4.50		9/1/2043	19,935	21,841	21,651
Federal Home Loan Mortgage Corp. TBA	3.50		7/1/2047	300,000	309,117	308,195
Federal Home Loan Mortgage Corp. TBA	4.00		7/1/2047	350,000	368,430	367,395
Federal Home Loan Mortgage Corp. TBA	4.50		7/1/2047	125,000	134,102	133,908
Federal National Mortgage Association	3.50		12/1/2028	53,003	56,236	55,298
Federal National Mortgage Association	3.50		11/1/2045	284,138	295,880	293,199
Federal National Mortgage Association	3.50		12/1/2045	98,132	101,393	101,350
Federal National Mortgage Association	3.50		1/1/2046	265,398	275,605	274,014
Federal National Mortgage Association	3.50		12/1/2046	122,024	124,990	125,422
Federal National Mortgage Association	3.50		2/1/2047	123,062	126,341	126,471
Federal National Mortgage Association	3.50		6/1/2047	75,000	77,373	77,077
Federal National Mortgage Association	4.00		6/1/2047	298,884	316,024	314,341
Federal National Mortgage Association	4.00		5/1/2056	190,245	199,355	201,056
Federal National Mortgage Association	4.00		6/1/2056	168,872	179,094	178,419
Federal National Mortgage Association	4.50		9/1/2040	12,897	14,104	13,960
Federal National Mortgage Association	4.50		3/1/2041	18,406	20,220	19,985
Federal National Mortgage Association	4.50		10/1/2042	25,005	27,324	27,069
Federal National Mortgage Association	4.50		11/1/2042	46,723	51,234	50,724
Federal National Mortgage Association	4.50		6/1/2044	26,826	28,871	29,128
Federal National Mortgage Association	5.00		6/1/2040	12,179	13,542	13,454

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Federal National Mortgage Association	5.00%	7/1/2040	91,425	$101,222	$100,131
Federal National Mortgage Association	5.00	2/1/2044	36,071	40,045	39,592
Federal National Mortgage Association TBA	3.50	7/1/2047	700,000	720,633	718,949
Federal National Mortgage Association TBA	4.50	7/1/2047	150,000	161,355	160,904
Government National Mortgage Association	3.50	4/20/2047	1,169,259	1,214,678	1,212,372
Government National Mortgage Association TBA	4.00	7/1/2047	350,000	369,578	368,293
U.S. Treasury Bond	2.50	5/15/2046	595,000	537,010	553,560
U.S. Treasury Bond(1)	3.50	2/15/2039	525,000	578,939	593,148
U.S. Treasury Note	1.88	3/31/2022	755,000	756,701	755,442
U.S. Treasury Note	2.00	11/15/2026	460,000	453,919	448,536

Total U.S. Treasury & Government Agencies			8,151,847	8,413,412	8,416,351

Total Fixed Income			25,950,862	26,388,116	26,641,083

			SHARES	COST	FAIR VALUE
Mutual Fund — 8.6%*:
Barings U.S. High Yield Fund			245,051	2,375,708	2,595,086

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE

Purchased Options — 0.3%*:

Call Option Purchased — 0.1%*:
OTC — BCM Swaption with JPMorgan Chase Bank N.A.	$2.60	1/11/2022	342,000	44,580	36,183

Put Option Purchased — 0.2%*:
OTC — BCM Swaption with JPMorgan Chase Bank, N.A.	2.60	1/11/2022	570,000	74,299	67,894

Total Purchased Options			912,000	118,879	104,077

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Short-Term Investments — 10.7%*:

Bank Deposit — 1.8%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09%	7/3/2017	551,905	551,905	551,905

Commercial Paper — 8.9%*:

Advertising — 0.8%*:
WPP CP LLC+	Zero Coupon	7/12/2017	250,000	249,889	249,889

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Agriculture — 0.8%*:
BAT International Finance PLC+	Zero Coupon	7/20/2017	250,000	$249,809	$249,809

Chemicals — 1.7%*:
Monsanto Co.	Zero Coupon	8/21/2017	250,000	249,454	249,454
ONEOK Partners LP	Zero Coupon	7/31/2017	250,000	249,625	249,625

Total Chemicals			500,000	499,079	499,079

Diversified Financial Services — 0.8%*:
NASDAQ, Inc.	Zero Coupon	9/25/2017	250,000	249,056	249,056

Electric — 2.3%*:
Commonwealth Edison Co.	Zero Coupon	7/5/2017	700,000	699,886	699,886

Healthcare-Products — 0.9%*:
Becton Dickinson and Co.	Zero Coupon	7/5/2017	250,000	249,961	249,961

Lodging — 0.8%*:
Marriott International, Inc.	Zero Coupon	7/26/2017	250,000	249,740	249,740

Oil and Gas Services — 0.8%*:
Schlumberger Holdings Corp.	Zero Coupon	7/18/2017	250,000	249,843	249,843

Total Commercial Paper			2,700,000	2,697,263	2,697,263

Total Short-Term Investments			3,251,905	3,249,168	3,249,168

Total Investments			30,359,818	32,131,871	32,589,414

Other assets and liabilities — (7.4%)*					(2,233,581)

Net Assets — 100.0%					$30,355,833

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

(1)	All or a portion of this security is held for swaps collateral.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	92.0%
United Kingdom	1.8%
Mexico	1.3%
Other (Individually less than 1%)	4.9%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2017.

A summary of outstanding derivatives at June 30, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	CZK/EUR	BNP Paribas S.A.	2,000	52,282	$(10)
3/6/18	EUR/CZK	Bank of America N.A.	534,130	20,000	607
3/6/18	EUR/CZK	BNP Paribas S.A.	345,085	13,000	302
7/18/17	EUR/PLN	BNP Paribas S.A.	282,564	66,255	524
7/18/17	PLN/EUR	Bank of America N.A.	2,000	8,487	(4)
7/18/17	PLN/EUR	BNP Paribas S.A.	33,000	140,837	(288)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$1,131

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/6/17	Goldman Sachs & Co.	BRL	72,831	21,699	22,000	$(301)
7/25/17	BNP Paribas S.A.	CLP	593,400	893	895	(2)
9/6/17	JPMorgan Chase Bank N.A.	CLP	13,335,345	20,054	20,100	(46)
8/7/17	JPMorgan Chase Bank N.A.	EGP	127,118	6,945	7,000	(55)
7/18/17	Bank of America N.A.	EUR	35,084	40,098	38,427	1,671
9/6/17	Bank of America N.A.	EUR	60,249	69,037	67,863	1,174
9/6/17	JPMorgan Chase Bank N.A.	JPY	2,472,652	22,042	22,000	42
9/6/17	Citibank N.A.	KRW	24,108,000	21,070	21,121	(51)
7/25/17	Bank of America N.A.	KZT	11,655,000	36,013	36,790	(777)
7/11/17	JPMorgan Chase Bank N.A.	MXN	2,674,274	147,212	142,530	4,682
7/25/17	JPMorgan Chase Bank N.A.	MYR	464,831	107,925	107,000	925

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$7,262

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/6/17	JPMorgan Chase Bank N.A.	CHF	34,340	35,953	36,000	$47
7/25/17	Citibank N.A.	CLP	593,400	894	896	2
9/6/17	Bank of America N.A.	CLP	23,157,680	34,825	34,303	(522)
11/14/17	BNP Paribas S.A.	CNH	502,158	73,384	72,000	(1,384)

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/18/17	Goldman Sachs & Co.	EUR	28,650	32,745	30,573	$(2,172)
7/18/17	JPMorgan Chase Bank N.A.	EUR	3,980	4,548	4,550	2
7/18/17	JPMorgan Chase Bank N.A.	ILS	77,916	22,346	21,376	(970)
7/25/17	Bank of America N.A.	INR	952,420	14,705	14,547	(158)
8/28/17	BNP Paribas S.A.	INR	471,716	7,256	7,215	(41)
9/6/17	JPMorgan Chase Bank N.A.	KRW	24,108,000	21,070	21,513	443
9/6/17	Goldman Sachs & Co.	KZT	11,803,000	36,143	37,000	857
7/11/17	Bank of America N.A.	MXN	1,365,202	75,151	73,000	(2,151)
7/25/17	JPMorgan Chase Bank N.A.	MYR	159,063	36,931	37,000	69
9/6/17	Citibank N.A.	NZD	49,413	36,169	36,000	(169)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(6,147)

Currency Legend

BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long Futures
U.S. 10-Year Ultra Bond	09/20/17	1	Long	$134,813	$12
U.S. 2-Year Treasury Note	09/29/17	16	Long	3,457,750	(5,317)
U.S. 5-Year Treasury Note	09/29/17	15	Long	1,767,539	(1,714)
U.S. Ultra Bond	09/20/17	5	Long	829,375	11,320

Total Long Futures					$4,301

See accompanying Notes to the Financial Statements.

Barings Total Return Bond Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

OTC Credit Default Swaps – Sell Protection(1)(2)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CMBX.NA. BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$139	$(7,006)	$(7,145)
CMBX.NA. BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,281)	(8,174)	(2,893)

Total OTC Credit Default Swaps						$(5,142)	$(15,180)	$(10,038)

Centrally Cleared Credit Default Swap – Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(4)	UNREALIZED DEPRECIATION
CDX.NA.BBB-.6	1.00%	6/20/2022	480,000	480,000	$(6,972)	$(8,727)	(1,755)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.2%*:

Corporate Bonds — 29.4%*:

Commercial Banks — 9.5%*:
BBVA Bancomer SA+^	5.35	#%	11/12/2029	200,000	$198,626	$202,500
BBVA Bancomer SA+^	6.75		9/30/2022	200,000	219,161	226,500
Sberbank of Russia Via SB Capital SA+^	5.50	#	2/26/2024	200,000	188,138	203,500
Turkiye Halk Bankasi AS+^	3.88		2/5/2020	200,000	196,046	194,250
Turkiye Is Bankasi+	7.00		6/29/2028	200,000	200,000	201,700

Total Commercial Banks				1,000,000	1,001,971	1,028,450

Construction Materials — 1.7%*:
Cemex SAB de CV+	4.38		3/5/2023	150,000	165,592	181,019

Electric — 3.4%*:
Abengoa Transmision Sur SA+^	6.88		4/30/2043	199,240	204,139	217,172
Capex SA^+	6.88		5/15/2024	150,000	150,000	151,312

Total Electric				349,240	354,139	368,484

Food — 3.7%*:
Minerva Luxembourg SA+^	6.50		9/20/2026	200,000	198,295	194,750
Yasar Holding AS^+	8.88		5/6/2020	200,000	208,236	205,347

Total Food				400,000	406,531	400,097

Gas — 2.3%*:
Fermaca Enterprises S de RL de CV+^	6.38		3/30/2038	235,504	229,759	251,106

Media — 3.9%*:
Altice Financing SA+^	6.63		2/15/2023	200,000	196,942	212,188
VTR Finance BV+^	6.88		1/15/2024	200,000	187,467	212,000

Total Media				400,000	384,409	424,188

Oil and Gas — 3.2%*:
Petrobras Global Finance BV+	4.75		1/14/2025	225,000	240,319	262,123
Petrobras Global Finance BV+	5.63		5/20/2043	100,000	75,713	83,075

Total Oil and Gas				325,000	316,032	345,198

Telecommunications — 1.7%*:
Digicel Ltd.+^	6.75		3/1/2023	200,000	189,356	188,066

Total Corporate Bonds				3,059,744	3,047,789	3,186,608

Foreign Government — 64.7%*:

Argentina — 3.3%*:
Province of Santa Fe+^	6.90		11/1/2027	150,000	150,000	150,375
Provincia de Cordoba+^	7.13		6/10/2021	200,000	200,000	211,500

Total Argentina				350,000	350,000	361,875

Armenia — 2.0%*:
Republic of Armenia International Bond+^	7.15		3/26/2025	200,000	211,707	218,500

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)
Brazil — 9.5%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00%	8/15/2050	680,000	$613,862	$647,577
Brazilian Government International Bond+	8.25	1/20/2034	200,000	230,008	250,000
Brazilian Government International Bond+	10.25	1/10/2028	411,000	134,025	132,125

Total Brazil			1,291,000	977,895	1,029,702

Colombia — 6.3%*:
Colombia Government International Bond+	5.63	2/26/2044	200,000	206,392	218,500
Colombian TES+	7.75	9/18/2030	1,311,000,000	454,384	465,299

Total Colombia			1,311,200,000	660,776	683,799

Croatia — 2.0%*:
Croatia Government International Bond+^	5.50	4/4/2023	200,000	206,634	218,500

Dominican Republic — 1.9%*:
Dominican Republic International Bond+^	5.88	4/18/2024	200,000	197,189	211,500

El Salvador — 1.9%*:
El Salvador Government International Bond+^	7.38	12/1/2019	200,000	204,346	202,250

Ghana — 2.3%*:
Ghana Government International Bond+^	10.75	10/14/2030	200,000	213,236	247,000

Indonesia — 5.1%*:
Indonesia Treasury Bond+	7.00	5/15/2022	1,300,000,000	98,391	98,518
Indonesia Treasury Bond+	7.00	5/15/2027	2,700,000,000	202,236	204,513
Indonesia Treasury Bond+	8.38	3/15/2034	3,140,000,000	215,043	252,331

Total Indonesia			7,140,000,000	515,670	555,362

Malaysia — 3.3%*:
Malaysia Government Bond+	4.13	4/15/2032	1,610,000	361,136	358,718

Mexico — 11.8%*:
Mexican Bonos+	7.75	11/13/2042	14,200,000	811,416	830,831
Mexico Government International Bond+	5.75	10/12/2110	430,000	413,421	446,125

Total Mexico			14,630,000	1,224,837	1,276,956

Peru — 5.9%*:
Peru Government Bond+	6.85	2/12/2042	590,000	184,197	194,168
Peru Government Bond+	6.90	8/12/2037	600,000	196,944	201,601
Peru Government Bond+	6.95	8/12/2031	720,000	241,351	244,600

Total Peru			1,910,000	622,492	640,369

Russia — 2.7%*:
Russian Federal Bond — OFZ+	8.50	9/17/2031	16,000,000	282,140	287,775

South Africa — 6.7%*:
South Africa Government Bond+	6.50	2/28/2041	4,200,000	206,925	223,756
South Africa Government Bond+	8.75	2/28/2048	7,300,000	464,491	497,757

Total South Africa			11,500,000	671,416	721,513

Total Foreign Government			8,499,491,000	6,699,474	7,013,819

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Government Bonds — 1.1%*:

Sovereign — 1.1%*:
Ivory Coast Government International Bond^+	5.13%	6/15/2025	100,000	$112,165	$115,928

Total Fixed Income			8,502,650,744	9,859,428	10,316,355

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investment — 2.7%*:

Bank Deposit — 2.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09%	7/3/2017	291,180	291,180	291,180

Total Investments			8,502,941,924	10,150,608	10,607,535

Other assets and liabilities — 2.1%*					227,959

Net Assets — 100.0%					$10,835,494

‡‡ Unless otherwise indicated, all principal amounts are denominated in United States Dollars.

*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	20.7%
Brazil	15.2%
Peru	8.3%
South Africa	7.0%
Colombia	6.6%
Turkey	5.8%
Indonesia	5.4%
Argentina	5.0%
Russia	4.8%
Malaysia	3.5%
Ghana	2.4%
Armenia	2.1%
Croatia	2.1%
Portugal	2.1%
Chile	2.1%
Dominican Republic	2.0%
El Salvador	2.0%
Jamaica	1.8%
Ivory Coast	1.1%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2017.

A summary of outstanding derivatives at June 30, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	CZK/EUR	JPMorgan Chase Bank N.A.	9,111	242,740	$(251)
3/6/18	EUR/CZK	BNP Paribas S.A.	5,096,640	192,000	4,452
3/6/18	EUR/CZK	Bank of America N.A.	7,798,298	292,000	8,868
7/18/17	EUR/PLN	BNP Paribas S.A.	4,084,402	957,701	7,573
7/18/17	HUF/EUR	Citibank N.A.	406,504	127,012,029	(5,353)
7/18/17	PLN/EUR	BNP Paribas S.A.	464,000	1,980,259	(4,045)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$11,244

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
6/15/18	JPMorgan Chase Bank N.A.	ARS	9,375,000	480,593	500,000	$(19,407)
9/6/17	Goldman Sachs & Co.	BRL	556,164	165,704	168,000	(2,296)
9/6/17	BNP Paribas S.A.	BRL	93,772	27,939	28,000	(61)
7/25/17	BNP Paribas S.A.	CLP	5,617,200	8,458	8,474	(16)
9/6/17	JPMorgan Chase Bank N.A.	CLP	196,712,925	295,823	296,500	(677)
8/7/17	JPMorgan Chase Bank N.A.	EGP	1,906,776	104,170	105,000	(830)
7/18/17	Bank of America N.A.55	EUR	529,322	604,967	579,759	25,208
9/6/17	Bank of America N.A.	EUR	850,853	974,953	958,381	16,572
7/18/17	Bank of America N.A.	HUF	127,109,790	470,311	434,316	35,995
9/6/17	JPMorgan Chase Bank N.A.	JPY	24,501,739	218,418	218,000	418
9/6/17	Citibank N.A.	KRW	363,916,000	318,057	318,833	(776)
7/25/17	Bank of America N.A.	KZT	164,636,500	508,706	519,685	(10,979)
7/11/17	JPMorgan Chase Bank N.A.	MXN	35,791,965	1,970,261	1,909,393	60,868
7/25/17	JPMorgan Chase Bank N.A.	MYR	5,629,700	1,307,105	1,300,000	7,105
10/4/17	Citibank N.A.	NGN	182,785,000	540,251	526,000	14,251
9/6/17	Bank of America N.A.	PHP	27,417,740	540,315	553,000	(12,685)
9/6/17	Citibank N.A.	RUB	1,498,238	25,065	25,000	65
7/5/17	JPMorgan Chase Bank N.A.	TRY	792,186	225,025	219,800	5,225

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$117,980

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
12/15/17	JPMorgan Chase Bank N.A.	ARS	8,735,000	485,133	500,000	$14,867
9/6/17	JPMorgan Chase Bank N.A.	CHF	519,864	544,283	545,000	717
7/25/17	Citibank N.A.	CLP	5,617,200	8,457	8,479	22
9/6/17	Bank of America N.A.	CLP	343,417,560	516,442	508,699	(7,743)
11/14/17	BNP Paribas S.A.	CNH	7,143,357	1,043,916	1,025,000	(18,916)
11/14/17	JPMorgan Chase Bank N.A.	CNH	388,176	56,727	56,000	(727)
7/11/17	Goldman Sachs & Co.	COP	1,079,336,614	353,909	371,862	17,953
7/11/17	Citibank N.A.	COP	404,458,500	132,620	141,000	8,380
7/18/17	Goldman Sachs & Co.	EUR	1,210,979	1,384,041	1,292,231	(91,810)
9/6/17	BNP Paribas S.A.	EUR	98,570	112,947	113,000	53
8/28/17	State Street Bank & Trust Co.	IDR	259,274,000	19,338	19,313	(25)
7/18/17	JPMorgan Chase Bank N.A.	ILS	1,132,770	324,877	310,769	(14,108)
7/25/17	Bank of America N.A.	INR	13,469,940	207,966	205,742	(2,224)
8/28/17	BNP Paribas S.A.	INR	7,277,904	111,943	111,321	(622)
9/6/17	JPMorgan Chase Bank N.A.	KRW	363,916,000	318,057	324,751	6,694
7/11/17	Bank of America N.A.	MXN	20,010,498	1,101,529	1,070,000	(31,529)
7/11/17	JPMorgan Chase Bank N.A.	MXN	11,364,976	625,614	620,986	(4,628)
7/25/17	JPMorgan Chase Bank N.A.	MYR	2,483,264	576,564	576,103	(461)
10/4/17	JPMorgan Chase Bank N.A.	NGN	16,801,298	49,659	49,561	(98)
9/6/17	Citibank N.A.	NZD	448,832	328,530	327,000	(1,530)
7/25/17	BNP Paribas S.A.	PEN	636,317	195,700	194,236	(1,464)
7/5/17	Citibank N.A.	TRY	792,186	225,025	208,000	(17,025)
7/18/17	Citibank N.A.	ZAR	2,751,246	209,833	204,000	(5,833)
9/6/17	Bank of America N.A.	ZAR	7,261,815	549,222	550,000	778

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(149,279)

Currency Legend

ARS	–	Argentine Peso
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigeria Naira
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RUB	–	Russian Ruble
TRY	–	Turkish New Lira
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Ultra Bond	09/20/17	2	Short	$331,750	$(4,335)

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 paying a fixed rate of 1.48% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 10/24/26	KRW	172,000,000	$5,323	$5,323
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.09% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/27	ZAR	4,300,000	2,155	2,155
Agreement with Bank of America N.A. dated 5/18/17 receiving a fixed rate of 1.22% paying the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	308,000,000	(3,425)	(3,425)
Agreement with Bank of America N.A. dated 6/1517 receiving a fixed rate of 5.13% paying the notional amount multiplied by the USD-LIBOR rate. Expiring 6/15/25	USD	111,880	(1,944)	(2,019)
Agreement with JPMorgan Chase Bank N.A. dated 4/26/16 paying a fixed rate of 0.26% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 7/15/21	CZK	15,800,000	17,513	17,513

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBO rate. Expiring 5/19/20	ILS	6,500,000	$(3,239)	$(3,239)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 7.45% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 1/12/20	ZAR	4,460,000	4,768	4,768
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	190,000,000	3,223	3,223

Total OTC Interest Rate Swaps				$24,299

OTC Credit Default Swaps – Sell Protection (1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Government International Bond	1.00%	6/20/2022	Bank of America N.A.	300,000	300,000	$(17,653)	$(18,820)	$(1,167)
Colombia Government International Bond	1.00%	6/20/2022	Bank of America N.A.	100,000	100,000	(1,823)	(1,683)	140
Indonesia Government International Bond	1.00%	6/20/2022	Citibank N.A.	200,000	200,000	(2,712)	(1,590)	1,122
Mexico Government International Bond	1.00%	6/20/2022	BNP Paribas S.A.	200,000	200,000	(3,826)	(1,212)	2,614
Panama Government International Bond	1.00%	6/20/2022	Bank of America N.A.	$200,000	200,000	(1,742)	375	2,117
Penerbangan Malaysia Bhd	1.00%	6/20/2022	BNP Paribas S.A.	100,000	100,000	(226)	671	897
Peruvian Government International Bond	1.00%	6/20/2022	Citibank N.A.	200,000	200,000	(365)	1,306	1,671

Total OTC Credit Default Swaps						(28,347)	(20,953)	7,394

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 85.2%*:

Foreign Government — 85.2%*:

Brazil — 6.6%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00%	8/15/2050	345,000	$314,109	$328,514
Brazil Notas do Tesouro Nacional Serie F+	10.00	1/1/2025	79,000	23,982	23,196

Total Brazil			424,000	338,091	351,710

Chile — 3.0%*:
Bonos de la Tesoreria de la Republica en pesos+	4.50	3/1/2021	70,000,000	110,266	110,004
Chile Government International Bond+	5.50	8/5/2020	32,300,000	47,768	51,629

Total Chile			102,300,000	158,034	161,633

Colombia — 7.5%*:
Colombian TES+	4.75	4/4/2035	122,463,550	47,644	45,713
Colombian TES+	7.50	8/26/2026	137,000,000	47,056	47,789
Colombian TES+	7.75	9/18/2030	863,000,000	237,883	305,535

Total Colombia			1,122,463,550	332,583	399,037

Ghana — 1.0%*:
Ghana Government Bond+	24.75	3/1/2021	100,000	26,728	26,241
Ghana Government Bond+	24.75	7/19/2021	110,000	28,527	29,292

Total Ghana			210,000	55,255	55,533

Hungary — 4.7%*:
Hungary Government Bond+	3.25	10/22/2031	71,600,000	250,057	252,149

Indonesia — 10.9%*:
Indonesia Treasury Bond+	7.00	5/15/2027	900,000,000	67,412	68,171
Indonesia Treasury Bond+	8.38	3/15/2024	1,000,000,000	81,985	80,911
Indonesia Treasury Bond+	8.38	3/15/2034	5,369,000,000	368,065	431,454

Total Indonesia			7,269,000,000	517,462	580,536

Israel — 1.8%*:
Israel Government Bond+	5.50	1/31/2042	244,000	88,033	97,356

Malaysia — 8.8%*:
Malaysia Government Bond+	3.48	3/15/2023	1,190,000	268,512	271,833
Malaysia Government Bond+	4.50	4/15/2030	550,000	128,555	128,171
Malaysia Government Bond+	4.94	9/30/2043	300,000	67,482	70,617

Total Malaysia			2,040,000	464,549	470,621

Mexico — 4.5%*:
Mexican Bonos+	7.75	11/13/2042	4,130,000	227,653	242,297

Peru — 4.7%*:
Peru Government Bond+	6.85	2/12/2042	470,000	140,767	154,676
Peru Government Bond+	6.95	8/12/2031	285,000	95,421	96,821

Total Peru			755,000	236,188	251,497

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Poland — 4.9%*:
Poland Government Bond+	2.50%	7/25/2018	950,000	$249,167	$258,542

Romania — 4.4%*:
Romania Government Bond+	5.60	11/28/2018	550,000	142,985	146,347
Romania Government Bond+	5.90	7/26/2017	360,000	85,578	90,393

Total Romania			910,000	228,563	236,740

Russia — 4.3%*:
Russian Federal Bond—OFZ+	7.00	8/16/2023	8,243,000	118,227	134,191
Russian Federal Bond—OFZ+	8.50	9/17/2031	5,300,000	88,340	94,853

Total Russia			13,543,000	206,567	229,044

South Africa — 8.8%*:
South Africa Government Bond+	6.50	2/28/2041	3,400,000	170,605	180,859
South Africa Government Bond+	8.75	2/28/2048	4,200,000	254,147	285,944

Total South Africa			7,600,000	424,752	466,803

Thailand — 4.6%*:
Thailand Government Bond+	1.20	7/14/2021	8,536,960	229,474	247,406

Turkey — 4.7%*:
Turkey Government Bond+	6.30	2/14/2018	900,000	240,430	248,087

Total Foreign Government			8,605,606,510	4,246,858	4,548,991

Total Fixed Income			8,605,606,510	4,246,858	4,548,991

Short-Term Investment — 11.1%*:

Bank Deposit — 11.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09	7/3/2017	592,794	592,794	592,794

Total Investments			8,606,199,304	4,839,652	5,141,785

Other assets and liabilities – 3.7%*					199,018

Net Assets – 100.0%					$5,340,803

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Indonesia	12.8%
Malaysia	10.4%
South Africa	10.3%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

Colombia	8.8%
Brazil	7.7%
Poland	5.7%
Hungary	5.5%
Peru	5.5%
Turkey	5.5%
Thailand	5.4%
Mexico	5.3%
Romania	5.2%
Russia	5.0%
Chile	3.6%
Israel	2.1%
Ghana	1.2%

Total	100.0%

A summary of outstanding derivatives at June 30, 2017 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/6/18	EUR/CZK	Bank of America N.A.	3,765,617	141,000	$4,306
3/6/18	EUR/CZK	BNP Paribas S.A.	6,374,210	242,000	3,447
9/6/17	EUR/HRK	JPMorgan Chase Bank N.A.	697,198	94,000	(34)
7/18/17	EUR/HUF	Citibank N.A.	41,834,583	135,000	369
7/18/17	EUR/PLN	BNP Paribas S.A.	147,009	34,470	299
7/18/17	EUR/RON	Citibank N.A.	980,247	219,557	(5,162)
9/6/17	EUR/RON	BNP Paribas S.A.	425,754	93,000	312
9/6/17	EUR/RON	Bank of America N.A.	18,311	3,995	19
9/6/17	EUR/RSD	Bank of America N.A.	12,268,750	99,262	2,006
7/18/17	HUF/EUR	Citibank N.A.	110,655	34,581,341	(1,376)
7/18/17	PLN/EUR	Bank of America N.A.	48,000	203,277	(30)
7/18/17	PLN/EUR	BNP Paribas S.A.	124,000	529,207	(1,177)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$2,979

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
6/15/18	JPMorgan Chase Bank N.A.	ARS	6,562,500	338,248	350,000	$(11,752)
7/11/17	State Street Bank & Trust Co.	BRL	865,359	260,823	262,787	(1,964)
7/11/17	JPMorgan Chase Bank N.A.	BRL	172,432	51,972	53,889	(1,917)
9/6/17	BNP Paribas S.A.	BRL	56,933	16,958	17,000	(42)
7/25/17	BNP Paribas S.A.	CLP	30,216,900	45,435	45,583	(148)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/6/17	JPMorgan Chase Bank N.A.	CLP	116,767,200	175,340	176,000	$(660)
11/14/17	JPMorgan Chase Bank N.A.	CNH	198,610	29,024	28,000	1,024
11/14/17	Bank of America N.A.	CNH	82,294	12,026	12,000	26
11/14/17	Goldman Sachs & Co.	CNH	119,308	17,435	17,000	435
8/7/17	JPMorgan Chase Bank N.A.	EGP	944,308	51,589	52,000	(411)
8/7/17	BNP Paribas S.A.	EGP	1,016,400	55,528	56,000	(472)
7/18/17	Bank of America N.A.	EUR	224,671	256,419	246,079	10,340
9/6/17	Bank of America N.A.	EUR	399,690	457,347	450,202	7,145
9/6/17	JPMorgan Chase Bank N.A.	EUR	123,399	141,200	139,701	1,499
9/6/17	JPMorgan Chase Bank N.A.	GBP	78,153	101,711	101,439	272
7/18/17	Bank of America N.A.	HUF	63,280,114	233,619	216,219	17,400
8/28/17	Bank of America N.A.	IDR	1,050,169,000	78,273	78,236	37
8/28/17	Citibank N.A.	IDR	227,936,000	16,989	17,000	(11)
9/6/17	JPMorgan Chase Bank N.A.	JPY	12,026,083	107,314	107,000	314
9/6/17	Citibank N.A.	KRW	177,940,000	155,557	155,896	(339)
7/25/17	Bank of America N.A.	KZT	49,036,500	151,517	154,787	(3,270)
7/11/17	JPMorgan Chase Bank N.A.	MXN	13,846,085	764,269	728,731	35,538
7/25/17	JPMorgan Chase Bank N.A.	MYR	1,399,891	325,140	317,343	7,797
10/4/17	Citibank N.A.	NGN	90,738,700	268,691	259,941	8,750
9/6/17	Bank of America N.A.	PHP	8,924,400	175,716	180,000	(4,284)
7/18/17	Citibank N.A.	PLN	2,499,050	673,863	625,002	48,861
7/18/17	JPMorgan Chase Bank N.A.	RUB	11,729,433	197,438	200,767	(3,329)
9/6/17	BNP Paribas S.A.	RUB	1,154,005	19,224	20,000	(776)
7/25/17	JPMorgan Chase Bank N.A.	SGD	70,453	51,185	51,015	170
7/25/17	Citibank N.A.	THB	5,060,672	148,975	146,398	2,577
7/18/17	Citibank N.A.	TRY	841,932	238,006	235,000	3,006
7/18/17	JPMorgan Chase Bank N.A.	TRY	159,012	44,951	41,774	3,177
7/18/17	Bank of America N.A.	ZAR	962,071	73,263	68,433	4,830

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$123,823

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
12/15/17	JPMorgan Chase Bank N.A.	ARS	6,114,500	340,753	350,000	$9,247
9/6/17	JPMorgan Chase Bank N.A.	CHF	102,065	106,999	107,000	1
7/25/17	Citibank N.A.	CLP	30,216,900	45,435	45,614	179
9/6/17	Bank of America N.A.	CLP	216,059,709	324,439	321,246	(3,193)
9/6/17	JPMorgan Chase Bank N.A.	CLP	17,548,700	26,351	26,000	(351)
11/14/17	BNP Paribas S.A.	CNH	3,037,089	443,822	436,000	(7,822)
11/14/17	JPMorgan Chase Bank N.A.	CNH	880,803	128,715	126,000	(2,715)
7/11/17	BNP Paribas S.A.	COP	36,528,000	11,948	12,000	52
7/11/17	Citibank N.A.	COP	63,976,000	20,925	21,923	998

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/18/17	Goldman Sachs & Co.	EUR	531,691	606,825	567,366	$(39,459)
9/6/17	BNP Paribas S.A.	GBP	78,153	101,712	101,000	(712)
7/18/17	JPMorgan Chase Bank N.A.	ILS	904,086	259,190	248,031	(11,159)
8/28/17	BNP Paribas S.A.	INR	10,250,472	157,622	156,789	(833)
9/6/17	JPMorgan Chase Bank N.A.	KRW	177,940,000	155,558	158,790	3,232
7/11/17	JPMorgan Chase Bank N.A.	MXN	402,243	22,203	21,979	(224)
7/11/17	Bank of America N.A.	MXN	2,412,481	133,163	129,000	(4,163)
7/11/17	BNP Paribas S.A.	MXN	865,073	47,750	48,000	250
7/25/17	JPMorgan Chase Bank N.A.	MYR	731,075	169,801	170,000	199
10/4/17	JPMorgan Chase Bank N.A.	NGN	8,432,835	24,971	24,876	(95)
9/6/17	BNP Paribas S.A.	NZD	221,030	161,656	161,000	(656)
8/28/17	BNP Paribas S.A.	PEN	82,563	25,297	25,000	(297)
7/18/17	JPMorgan Chase Bank N.A.	RON	1,124,391	281,510	265,082	(16,428)
7/18/17	JPMorgan Chase Bank N.A.	RUB	695,985	11,715	12,000	285
7/25/17	JPMorgan Chase Bank N.A.	SGD	70,453	51,185	50,244	(941)
7/18/17	State Street Bank & Trust Co.	ZAR	962,071	73,263	73,508	245
9/6/17	Bank of America N.A.	ZAR	739,385	55,835	56,000	165
9/6/17	Citibank N.A.	ZAR	249,428	18,836	19,000	164

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(74,031)

Currency Legend

ARS	–	Argentine Peso
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
GBP	–	British Pound Sterling
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigeria Naira

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	Turkish New Lira
ZAR	–	South African Rand

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/12/15 receiving a fixed rate of 1.06% paying the notional amount multiplied by the CZK-PRIBO rate. Expiring 4/4/27	CZK	1,511,300	$1,259	$1,259
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	ZAR	8,000,000	29,957	29,957
Agreement with Bank of America N.A. dated 5/18/17 paying a fixed rate of 1.22% receiving the notional amount multiplied by the HUF-BUBOR rate. Expiring 5/18/22	HUF	92,000,000	(1,021)	(1,021)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	MXN	4,750,000	(12,635)	(12,635)
Agreement with JPMorgan Chase Bank N.A. dated 12/12/15 paying a fixed rate of 0.25% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 2/16/21	CZK	2,500,000	2,397	2,397
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	159,000,000	2,698	2,698
Agreement with JPMorgan Chase Bank N.A. dated 5/19/17 paying a fixed rate of 0.43% receiving the notional amount multiplied by the ILS-TELBO rate. Expiring 5/19/20	ILS	1,700,000	(847)	(847)
Agreement with JPMorgan Chase Bank N.A. dated 7/13/16 paying a fixed rate of 0.26% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 7/15/21	CZK	4,300,000	4,761	4,761

Total OTC Interest Rate Swaps				$26,569

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Local Currency Debt Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

Centrally Cleared Interest Rate Swap

FLOATING RATE REFERENCE	PAY/ RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION
MXN_TIIE Rate	Receive	7.77%	4/5/27	14,700,000	CME	2,120

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 98.8%*:

Bank Loans — 2.0%*§:

Beverage, Food and Tobacco — 0.2%*:
Del Monte Foods, Inc.	4.43%	2/18/2021	74,538	$66,979	$59,817

Buildings and Real Estate — 0.9%*:
CD&R Plumb Buyer, LLC¤	7.05	6/26/2018	255,372	255,372	255,372

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Murray Energy Corp.	8.55	4/16/2020	149,603	143,337	145,862

Oil and Gas — 0.4%*:
Gulf Finance LLC	6.55	8/25/2023	104,667	103,759	97,210

Total Bank Loans			584,180	569,447	558,261

Corporate Bonds — 96.8%*:

Aerospace and Defense — 2.4%*:
American Airlines Group, Inc.^	5.50	10/1/2019	265,000	269,064	279,072
Swissport Investments SA+	9.75	12/15/2022	100,000	123,135	127,235
TransDigm, Inc.	6.38	6/15/2026	262,000	259,748	265,930

Total Aerospace and Defense			627,000	651,947	672,237

Automobile — 1.8%*:
International Automotive Components Group SA^	9.13	6/1/2018	250,000	250,954	244,375
JB Poindexter & Co., Inc.^	9.00	4/1/2022	250,000	261,201	262,188

Total Automobile			500,000	512,155	506,563

Banking — 0.4%*:
Intrum Justitia AB+	3.13	7/15/2024	100,000	112,000	113,722

Beverage, Food and Tobacco — 1.7%*:
Boparan Finance PLC+	5.25	7/15/2019	150,000	191,660	193,414
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	137,000	140,839	128,437
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	150,000	151,423	150,375

Total Beverage, Food and Tobacco			437,000	483,922	472,226

Broadcasting and Entertainment — 5.1%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	250,000	250,000	267,500
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	245,000	243,851	241,775
DISH DBS Corp.	7.75	7/1/2026	316,000	316,000	374,460
Sirius XM Radio, Inc.^	5.00	8/1/2027	250,000	250,000	251,875
Sirius XM Radio, Inc.^	5.38	7/15/2026	156,000	155,062	161,460
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25	1/15/2029	100,000	117,986	129,466

Total Broadcasting and Entertainment			1,317,000	1,332,899	1,426,536

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate — 0.9%*:
Brookfield Residential Properties, Inc.^	6.50%	12/15/2020	250,000	$249,554	$258,125

Cargo Transport — 4.2%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	387,000	394,215	429,570
Kenan Advantage Group, Inc.^	7.88	7/31/2023	400,000	411,962	420,000
WFS Global Holding SAS+	9.50	7/15/2022	250,000	279,340	311,136

Total Cargo Transport			1,037,000	1,085,517	1,160,706

Chemicals, Plastics and Rubber — 4.1%*:
Chemours Co. (The)	5.38	5/15/2027	156,000	154,532	161,053
Chemours Co. (The)	7.00	5/15/2025	88,000	89,060	95,920
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,507	308,640
INEOS Group Holdings SA+	5.38	8/1/2024	100,000	111,085	120,739
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	215,000	208,014	223,063
Monitchem HoldCo 2 SA+	6.88	6/15/2022	100,000	98,140	113,939
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38	5/1/2022	100,000	116,683	121,707

Total Chemicals, Plastics and Rubber			1,059,000	1,076,021	1,145,061

Containers, Packaging and Glass — 5.0%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+	4.75	7/15/2027	100,000	128,795	130,050
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	6.00	2/15/2025	366,000	366,000	384,300
Coveris Holdings SA^	7.88	11/1/2019	572,000	554,703	563,420
Horizon Holdings I SASU+	7.25	8/1/2023	100,000	115,929	120,973
SIG Combibloc Holdings SCA+	7.75	2/15/2023	150,000	171,817	182,280

Total Containers, Packaging and Glass			1,288,000	1,337,244	1,381,023

Diversified/Conglomerate Manufacturing — 2.5%*:
Amsted Industries, Inc.^	5.38	9/15/2024	46,000	45,890	47,610
Appvion, Inc.^	9.00	6/1/2020	327,000	198,270	170,040
EnPro Industries, Inc.	5.88	9/15/2022	221,000	222,752	230,393
West Corp.^	5.38	7/15/2022	250,000	241,614	252,500

Total Diversified/Conglomerate Manufacturing			844,000	708,526	700,543

Diversified/Conglomerate Service — 5.2%*:
Carlson Travel, Inc.^	9.50	12/15/2024	280,000	280,000	286,650
CSVC Acquisition Corp.^	7.75	6/15/2025	275,000	275,000	280,844
Loxam SAS+	6.00	4/15/2025	100,000	107,720	123,609
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	271,665
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50	2/1/2024	200,000	216,845	218,500
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,015	257,500

Total Diversified/Conglomerate Service			1,355,000	1,381,580	1,438,768

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics — 2.6%*:
Dell International LLC/EMC Corp.^	7.13%	6/15/2024	154,000	$154,000	$169,285
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.^	6.00	7/15/2025	95,000	95,000	97,850
TIBCO Software, Inc.^	11.38	12/1/2021	258,000	281,307	284,445
Western Digital Corp.	10.50	4/1/2024	150,000	150,000	176,952

Total Electronics			657,000	680,307	728,532

Finance — 8.2%*:
Aircastle Ltd.	4.13	5/1/2024	250,000	250,000	254,850
Aircastle Ltd.	5.00	4/1/2023	19,000	19,941	20,282
Aircastle Ltd.	5.50	2/15/2022	19,000	20,316	20,710
Arrow Global Finance PLC+	5.13	9/15/2024	100,000	118,746	134,804
Cabot Financial Luxembourg SA+	7.50	10/1/2023	100,000	135,962	140,339
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	381,374	333,916
Garfunkelux Holdco 3 S.A.+	8.50	11/1/2022	300,000	459,758	417,793
Icahn Enterprises LP/Icahn Enterprises Finance Corp.+	6.75	2/1/2024	250,000	250,000	260,650
Jerrold Finco PLC+	6.13	1/15/2024	100,000	124,555	131,951
LPL Holdings, Inc.^	5.75	9/15/2025	300,000	300,000	312,000
Marlin Intermediate Holdings PLC MTN+	10.50	8/1/2020	100,000	140,292	138,054
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	102,000	102,000	105,101

Total Finance			1,890,000	2,302,944	2,270,450

Grocery — 1.9%*:
Post Holdings, Inc.^	5.50	3/1/2025	200,000	200,000	206,250
Post Holdings, Inc.^	5.75	3/1/2027	200,000	200,000	205,500
Premier Foods Finance PLC+	6.50	3/15/2021	100,000	146,280	131,899

Total Grocery			500,000	546,280	543,649

Healthcare, Education and Childcare — 7.4%*:
CHS/Community Health Systems, Inc.	6.25	3/31/2023	177,000	177,000	182,726
CHS/Community Health Systems, Inc.	6.88	2/1/2022	184,000	161,509	160,770
Cognita Financing PLC+	7.75	8/15/2021	100,000	135,170	135,676
Eagle Holding Co. II LLC PIK^	7.63	5/15/2022	120,000	120,000	123,450
HCA, Inc.	5.38	2/1/2025	200,000	202,992	210,960
IDH Finance PLC+	6.25	8/15/2022	100,000	131,025	126,566
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.50	4/15/2025	11,000	9,954	9,625
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	152,000	141,397	145,160
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	145,000	145,413	155,512
Tenet Healthcare Corp.^	4.63	7/15/2024	111,000	111,000	111,139
THC Escrow Corp. III^	4.63	7/15/2024	139,000	139,000	139,375
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	101,000	75,027	85,723

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Valeant Pharmaceuticals International, Inc.^	5.88%	5/15/2023	42,000	$34,652	$36,015
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	224,000	195,473	189,560
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	123,753
Valeant Pharmaceuticals International, Inc.^	7.00	3/15/2024	125,000	125,000	131,406

Total Healthcare, Education and Childcare			2,049,000	2,022,612	2,067,416

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.6%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	139,020	158,140	172,850

Hotels, Motels, Inns and Gaming — 3.0%*:
Pinnacle Entertainment, Inc.^	5.63	5/1/2024	250,000	251,152	260,000
Thomas Cook Group PLC+	6.25	6/15/2022	150,000	159,953	184,600
TVL Finance PLC+	8.50	5/15/2023	180,000	255,953	259,838
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	128,047

Total Hotels, Motels, Inns and Gaming			705,000	792,058	832,485

Insurance — 0.9%*:
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	228,153	240,625

Leisure, Amusement, Entertainment — 5.6%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	100,000	121,910	139,622
Brunswick Corp.	7.13	8/1/2027	817,000	865,814	949,462
Perform Group Financing PLC+	8.50	11/15/2020	100,000	149,868	136,106
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	164,000
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	150,959	157,687

Total Leisure, Amusement, Entertainment			1,327,000	1,448,551	1,546,877

Mining, Steel, Iron and Non-Precious Metals — 5.5%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	260,000	261,038	260,650
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	215,000	215,000	226,019
Constellium NV+	7.00	1/15/2023	130,000	127,424	152,661
Hecla Mining Co.	6.88	5/1/2021	250,000	221,207	259,375
Kinross Gold Corp.+	5.95	3/15/2024	127,000	132,202	140,295
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,594	87,535
Peabody Energy Corp.^	6.00	3/31/2022	74,000	74,000	73,445
Peabody Energy Corp.^	6.38	3/31/2025	98,000	98,000	96,530
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,318	246,875

Total Mining, Steel, Iron and Non-Precious Metals			1,486,000	1,456,783	1,543,385

Oil and Gas — 13.5%*:
Chesapeake Energy Corp.^	8.00	1/15/2025	200,000	197,186	198,000
Chesapeake Energy Corp.^	8.00	6/15/2027	125,000	125,000	122,813

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Citgo Holding, Inc.^	10.75%	2/15/2020	341,000	$344,420	$370,411
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	11/29/2024	125,000	125,000	124,687
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	350,000	350,000	260,750
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	58,000	53,982	45,748
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.^	8.63	6/15/2020	500,000	492,325	472,500
Jupiter Resources, Inc.+^	8.50	10/1/2022	405,000	327,658	303,750
KCA Deutag UK Finance PLC^+	9.88	4/1/2022	100,000	103,214	97,000
Kosmos Energy Ltd.^	7.88	8/1/2021	450,000	430,379	459,000
Newfield Exploration Co.	5.38	1/1/2026	250,000	242,352	258,750
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	175,310
Topaz Marine SA+^	8.63	11/1/2018	400,000	392,981	397,256
Transocean, Inc.	6.80	3/15/2038	42,000	33,567	30,660
Transocean, Inc.	9.35	12/15/2041	32,000	29,763	28,480
Tullow Oil PLC+^	6.25	4/15/2022	250,000	203,518	227,812
Welltec A/S^+	8.00	2/1/2019	200,000	195,182	194,000

Total Oil and Gas			4,016,000	3,834,527	3,766,927

Personal Transportation — 1.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	200,000	276,668	270,383
Hertz Corp. (The)^	7.63	6/1/2022	250,000	250,000	249,400

Total Personal Transportation			450,000	526,668	519,783

Personal, Food and Miscellaneous — 0.5%*:
Ocado Group PLC+	4.00	6/15/2024	100,000	128,148	128,098

Retail Stores — 2.4%*:
HSS Financing PLC+	6.75	8/1/2019	68,000	98,033	88,159
International Car Wash Group Financing PLC+	6.63	7/15/2019	100,000	104,191	115,795
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	248,750
Takko Luxembourg 2 S.C.A. MTN+	9.88	4/15/2019	100,000	81,036	105,363
Travelex Financing PLC+	8.00	5/15/2022	100,000	108,750	112,597

Total Retail Stores			618,000	642,010	670,664

Telecommunications — 8.6%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,418	265,235
Altice Luxembourg SA+	6.25	2/15/2025	100,000	113,658	124,637
Digicel Ltd.+^	6.00	4/15/2021	250,000	231,984	239,687
GTT Communications, Inc.^	7.88	12/31/2024	250,000	250,000	267,500
Numericable SFR Group SA+^	6.00	5/15/2022	222,000	230,396	232,268
Sprint Corp.	7.00	8/15/2020	75,000	74,248	82,500
Sprint Corp.	7.88	9/15/2023	452,000	436,137	519,800
UPCB Finance IV Ltd.+	4.00	1/15/2027	100,000	108,296	118,841

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Virgin Media Secured Finance PLC MTN+	5.13%	1/15/2025	150,000	$227,602	$204,919
Wind Acquisition Finance SA+^	7.38	4/23/2021	200,000	204,747	208,000
Ziggo Bond Finance BV+	4.63	1/15/2025	99,999	103,444	120,878

Total Telecommunications			2,148,999	2,231,930	2,384,265

Textiles and Leather — 0.9%*:
Hanesbrands, Inc.^	4.88	5/15/2026	246,000	246,000	249,690

Total Corporate Bonds			25,396,019	26,176,476	26,941,206

Total Fixed Income			25,980,199	26,745,923	27,499,467

Short-Term Investment — 2.0%*:

Bank Deposit — 2.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09	7/3/2017	573,755	573,755	573,755

Total Investments			26,553,954	27,319,678	28,073,222

Other assets and liabilities — (0.8%)*					(233,646)

Net Assets — 100.0%					$27,839,576

MTN	Medium Term Note
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	69.7%
United Kingdom	12.7%
France	3.9%
Switzerland	2.0%
Canada	1.6%
Ireland	1.4%
United Arab Emirates	1.4%
Germany	1.3%
Portugal	1.0%
Other (Individually less than 1%)	5.0%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

shown for bank loans are the current interest rates at June 30, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 2).

A summary of outstanding derivatives at June 30, 2017 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/10/17	BNP Paribas S.A.	EUR	8,312	9,496	9,315	$181
7/10/17	Citibank N.A.	EUR	10,980	12,544	12,532	12
7/10/17	JPMorgan Chase Bank N.A.	EUR	221,825	253,422	250,073	3,349
7/10/17	Goldman Sachs & Co.	EUR	113,250	129,382	127,267	2,115
7/10/17	Citibank N.A.	GBP	112,612	146,696	143,976	2,720
7/10/17	Goldman Sachs & Co.	GBP	98,884	128,813	127,536	1,277

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$9,654

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
7/5/17	Citibank N.A.	EUR	10,980	12,541	12,529	$(12)
7/10/17	Citibank N.A.	EUR	2,465	2,816	2,779	(37)
7/10/17	Goldman Sachs & Co.	EUR	2,667,982	3,048,017	2,997,235	(50,782)
7/10/17	JPMorgan Chase Bank N.A.	EUR	100,000	114,244	111,502	(2,742)
7/10/17	Goldman Sachs & Co.	GBP	2,758,950	3,593,985	3,559,121	(34,864)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(88,437)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.7%*:

Bank Loans — 2.8%*§:

Beverage, Food and Tobacco — 0.2%*:
Del Monte Foods, Inc.	4.43%	2/18/2021	74,538	$66,979	$59,817

Buildings and Real Estate — 0.8%*:
CD&R Plumb Buyer, LLC¤	7.05	6/26/2018	255,643	255,643	255,643

Mining, Steel, Iron and Non-Precious Metals — 0.4%*:
Murray Energy Corp.	8.55	4/16/2020	149,603	143,336	145,862

Oil and Gas — 1.4%*:
Fieldwood Energy LLC PIK	8.30	9/30/2020	172,215	157,065	160,590
Fieldwood Energy LLC PIK	8.42	9/30/2020	364,000	200,462	222,729
Gulf Finance LLC	6.55	8/25/2023	104,667	103,759	97,210

Total Oil and Gas			640,882	461,286	480,529

Total Bank Loans			1,120,666	927,244	941,851

Corporate Bonds — 93.9%*:

Aerospace and Defense — 2.6%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	249,199	258,568
American Airlines Group, Inc.^	5.50	10/1/2019	282,000	287,225	296,974
TransDigm, Inc.	6.38	6/15/2026	307,000	304,362	311,605

Total Aerospace and Defense			839,000	840,786	867,147

Automobile — 3.0%*:
Allison Transmission, Inc.^	5.00	10/1/2024	176,000	176,000	180,400
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	100,405	125,313
International Automotive Components Group SA^	9.13	6/1/2018	250,000	250,954	244,375
JB Poindexter & Co., Inc.^	9.00	4/1/2022	410,000	428,364	429,987

Total Automobile			961,000	955,723	980,075

Beverage, Food and Tobacco — 2.8%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	272,475	276,575
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	165,000	169,627	154,688
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	203,000	200,592	203,507
Welbilt, Inc.	9.50	2/15/2024	250,000	250,000	290,000

Total Beverage, Food and Tobacco			878,000	892,694	924,770

Broadcasting and Entertainment — 6.1%*:
Block Communications, Inc.^	6.88	2/15/2025	434,000	434,000	465,465
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	500,000	500,000	535,000
Clear Channel Worldwide Holdings, Inc.	7.63	3/15/2020	275,000	271,819	271,375
DISH DBS Corp.	7.75	7/1/2026	316,000	316,000	374,460
Sirius XM Radio, Inc.^	5.00	8/1/2027	375,000	375,000	377,813

Total Broadcasting and Entertainment			1,900,000	1,896,819	2,024,113

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate — 3.6%*:
Brookfield Residential Properties, Inc.^	6.50%	12/15/2020	250,000	$249,554	$258,125
Century Communities, Inc.^	5.88	7/15/2025	250,000	249,688	248,750
GEO Group, Inc. (The)	6.00	4/15/2026	250,000	250,000	259,375
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	261,875
USG Corp.^	4.88	6/1/2027	162,000	162,000	166,658

Total Buildings and Real Estate			1,162,000	1,161,242	1,194,783

Cargo Transport — 2.9%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	454,000	464,089	503,940
Kenan Advantage Group, Inc.^	7.88	7/31/2023	450,000	464,033	472,500

Total Cargo Transport			904,000	928,122	976,440

Chemicals, Plastics and Rubber — 3.8%*:
A Schulman, Inc.	6.88	6/1/2023	237,000	246,762	250,627
Chemours Co. (The)	5.38	5/15/2027	156,000	154,532	161,053
Chemours Co. (The)	7.00	5/15/2025	254,000	257,788	276,860
Consolidated Energy Finance SA^	6.88	6/15/2025	300,000	298,507	308,640
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	241,877	259,375

Total Chemicals, Plastics and Rubber			1,197,000	1,199,466	1,256,555

Containers, Packaging and Glass — 2.1%*:
Coveris Holdings SA^	7.88	11/1/2019	712,000	683,007	701,320

Diversified/Conglomerate Manufacturing — 3.4%*:
Amsted Industries, Inc.^	5.38	9/15/2024	200,000	193,605	207,000
Appvion, Inc.^	9.00	6/1/2020	366,000	221,978	190,320
EnPro Industries, Inc.	5.88	9/15/2022	220,000	221,744	229,350
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	250,000	257,068	248,125
West Corp.^	5.38	7/15/2022	250,000	241,618	252,500

Total Diversified/Conglomerate Manufacturing			1,286,000	1,136,013	1,127,295

Diversified/Conglomerate Service — 5.5%*:
Carlson Travel, Inc.^	6.75	12/15/2023	250,000	255,621	254,375
Carlson Travel, Inc.^	9.50	12/15/2024	350,000	350,000	358,312
CSVC Acquisition Corp.^	7.75	6/15/2025	375,000	375,000	382,969
KAR Auction Services, Inc.^	5.13	6/1/2025	300,000	300,000	305,625
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	271,665
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,015	257,500

Total Diversified/Conglomerate Service			1,775,000	1,782,636	1,830,446

Electronics — 2.6%*:
Dell International LLC/EMC Corp.^	7.13	6/15/2024	154,000	154,000	169,285

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics (Continued)
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.^	6.00%	7/15/2025	95,000	$95,000	$97,850
TIBCO Software, Inc.^	11.38	12/1/2021	258,000	281,307	284,445
Western Digital Corp.	10.50	4/1/2024	250,000	250,000	294,920

Total Electronics			757,000	780,307	846,500

Finance — 4.4%*:
Aircastle Ltd.	5.00	4/1/2023	271,000	272,040	289,292
Aircastle Ltd.	5.50	2/15/2022	21,000	22,454	22,890
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75	2/1/2024	250,000	250,000	260,650
LPL Holdings, Inc.^	5.75	9/15/2025	400,000	400,000	416,000
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc.^	6.75	6/15/2022	257,000	257,000	264,813
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.^	6.75	6/1/2025	210,000	210,000	214,725

Total Finance			1,409,000	1,411,494	1,468,370

Grocery — 1.3%*:
C&S Group Enterprises LLC^	5.38	7/15/2022	24,000	23,829	23,640
Post Holdings, Inc.^	5.50	3/1/2025	200,000	200,000	206,250
Post Holdings, Inc.^	5.75	3/1/2027	200,000	200,000	205,500

Total Grocery			424,000	423,829	435,390

Healthcare, Education and Childcare — 9.4%*:
CHS/Community Health Systems, Inc.	6.25	3/31/2023	177,000	177,000	182,726
CHS/Community Health Systems, Inc.	6.88	2/1/2022	228,000	200,001	199,215
Eagle Holding Co. II LLC PIK^	7.63	5/15/2022	120,000	120,000	123,450
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.^	6.00	2/1/2025	200,000	180,137	163,000
HCA, Inc.	5.25	6/15/2026	225,000	225,000	242,662
HCA, Inc.	5.38	2/1/2025	375,000	380,610	395,550
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.^	7.50	10/1/2024	156,000	156,000	169,260
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.50	4/15/2025	13,000	11,763	11,375
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.63	10/15/2023	57,000	54,082	52,013
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	180,000	167,443	171,900
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	145,000	145,413	155,513
Tenet Healthcare Corp.^	4.63	7/15/2024	111,000	111,000	111,139
THC Escrow Corp. III^	4.63	7/15/2024	139,000	139,000	139,375
THC Escrow Corp. III^	5.13	5/1/2025	250,000	250,000	250,937
Valeant Pharmaceuticals International, Inc.^	5.50	3/1/2023	118,000	87,656	100,151
Valeant Pharmaceuticals International, Inc.^	5.88	5/15/2023	50,000	41,252	42,875

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Valeant Pharmaceuticals International, Inc.^	6.13%	4/15/2025	391,000	$341,844	$330,884
Valeant Pharmaceuticals International, Inc.^	6.50	3/15/2022	118,000	118,000	123,753
Valeant Pharmaceuticals International, Inc.^	7.00	3/15/2024	125,000	125,000	131,406

Total Healthcare, Education and Childcare			3,178,000	3,031,201	3,097,184

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.8%*:
Louisiana-Pacific Corp.	4.88	9/15/2024	250,000	250,000	255,313

Hotels, Motels, Inns and Gaming — 0.4%*:
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	128,047

Insurance — 0.7%*:
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	228,153	240,625

Leisure, Amusement, Entertainment — 4.5%*:
AMC Entertainment Holdings, Inc.^	5.88	11/15/2026	250,000	250,000	260,937
Brunswick Corp.	7.13	8/1/2027	567,000	602,161	658,929
NCL Corp. Ltd.^	4.75	12/15/2021	250,000	250,000	259,497
WMG Acquisition Corp.^	5.00	8/1/2023	160,000	160,000	164,000
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	150,959	157,688

Total Leisure, Amusement, Entertainment			1,377,000	1,413,120	1,501,051

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.1%*:
Accudyne Industries Borrower/Accudyne Industries LLC^	7.75	12/15/2020	23,000	23,281	23,000

Mining, Steel, Iron and Non-Precious Metals — 4.5%*:
Allegheny Technologies, Inc.	5.95	1/15/2021	309,000	310,235	309,772
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.^	7.50	5/1/2025	215,000	215,000	226,019
Hecla Mining Co.	6.88	5/1/2021	250,000	221,207	259,375
Kinross Gold Corp.+	5.95	3/15/2024	152,000	158,255	167,913
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,510	105,683
Peabody Energy Corp.^	6.00	3/31/2022	74,000	74,000	73,445
Peabody Energy Corp.^	6.38	3/31/2025	98,000	98,000	96,530
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	246,318	246,875

Total Mining, Steel, Iron and Non-Precious Metals			1,447,000	1,421,525	1,485,612

Oil and Gas — 16.1%*:
Chesapeake Energy Corp.^	8.00	1/15/2025	300,000	295,778	297,000
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	344,421	370,411
Continental Resources, Inc.	5.00	9/15/2022	250,000	240,018	245,312
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	11/29/2024	150,000	150,000	149,625
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00	2/15/2025	350,000	350,000	260,750

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38%	5/1/2020	65,000	$60,498	$51,269
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	100,000	101,033	94,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.^	8.63	6/15/2020	600,000	593,654	567,000
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	100,000	98,253	98,000
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	245,485	250,625
Jupiter Resources, Inc.+^	8.50	10/1/2022	479,000	389,963	359,250
Kosmos Energy Ltd.^	7.88	8/1/2021	466,000	446,475	475,320
Newfield Exploration Co.	5.38	1/1/2026	250,000	242,352	258,750
Rowan Cos., Inc.	7.38	6/15/2025	188,000	188,000	175,310
SM Energy Co.	6.50	1/1/2023	250,000	192,041	238,125
Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88	3/1/2027	300,000	300,000	298,500
Sunoco LP/Sunoco Finance Corp.	6.25	4/15/2021	250,000	250,000	261,250
Topaz Marine SA+^	8.63	11/1/2018	400,000	392,982	397,256
Transocean, Inc.	6.80	3/15/2038	51,000	40,758	37,230
Transocean, Inc.	9.35	12/15/2041	38,000	35,343	33,820
Tullow Oil PLC+^	6.25	4/15/2022	250,000	203,518	227,813
Welltec A/S+^	8.00	2/1/2019	200,000	193,709	194,000

Total Oil and Gas			5,628,000	5,354,281	5,340,616

Personal Transportation — 1.4%*:
Hertz Corp. (The)^	7.63	6/1/2022	250,000	250,000	249,400
Watco Cos. LLC/Watco Finance Corp.^	6.38	4/1/2023	196,000	196,401	204,330

Total Personal Transportation			446,000	446,401	453,730

Retail Stores — 0.8%*:
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	248,750

Telecommunications — 9.5%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,418	265,235
Altice Luxembourg SA+^	7.63	2/15/2025	225,000	240,087	246,656
Digicel Ltd.+^	6.00	4/15/2021	250,000	231,863	239,687
GTT Communications, Inc.^	7.88	12/31/2024	285,000	285,000	304,950
Numericable SFR Group SA+^	6.00	5/15/2022	475,000	483,414	496,969
Numericable SFR Group SA+^	7.38	5/1/2026	350,000	350,000	379,750
RP Crown Parent LLC^	7.38	10/15/2024	96,000	96,000	99,840
Sprint Corp.	7.00	8/15/2020	75,000	74,248	82,500
Sprint Corp.	7.88	9/15/2023	489,000	473,376	562,350
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	214,500
Telecom Italia SpA+^	5.30	5/30/2024	250,000	263,519	268,125

Total Telecommunications			2,945,000	2,948,925	3,160,562

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2017 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Textiles and Leather — 0.8%*:
Hanesbrands, Inc.^	4.88%	5/15/2026	246,000	$246,000	$249,690

Utilities — 0.8%*:
NRG Energy, Inc.	7.25	5/15/2026	250,000	250,000	258,750

Total Corporate Bonds			30,619,000	30,080,025	31,076,134

Total Fixed Income			31,739,666	31,007,269	32,017,985

Short-Term Investment — 4.1%*:

Bank Deposit — 4.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.09	7/3/2017	1,344,580	1,344,580	1,344,580

Total Investments			33,084,246	32,351,849	33,362,565

Other assets and liabilities — (0.8%)*					(259,946)

Net Assets — 100.0%					$33,102,619

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.9%
France	3.5%
Canada	1.7%
United Arab Emirates	1.2%
Other (Individually less than 1%)	3.7%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2017. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

Barings Funds Trust (formerly known as Babson Capital Funds Trust) (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2017, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (formerly known as Babson Global Floating Rate Fund) (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (formerly known as Babson Global Credit Income Opportunities Fund) (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (formerly known as Babson Active Short Duration Bond Fund) (“Active Short Duration Bond Fund”), Barings Total Return Bond Fund (formerly known as Babson Total Return Bond Fund) (“Total Return Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (formerly known as Babson Emerging Markets Debt Blended Total Return Fund) (“Emerging Markets Debt Blended Total Return Fund”), Barings Emerging Markets Local Currency Debt Fund (formerly known as Babson Emerging Markets Local Currency Debt Fund) (“Emerging Markets Local Currency Debt Fund”), Barings Global High Yield Fund (formerly known as Babson Global High Yield Fund) (“Global High Yield Fund”) and Barings U.S. High Yield Fund (formerly known as Babson U.S. High Yield Fund) (“U.S. High Yield Fund”). Each Fund, other than Active Short Duration Bond Fund and Total Return Bond Fund, is a “non-diversified” investment company. Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings Global Advisers Limited (“BGA”), an indirect wholly-owned subsidiary of the Adviser, is a registered investment adviser under the Advisers Act and serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

During the relevant period, Barings Real Estate Advisers LLC (“BREA”), a direct wholly-owned subsidiary of the Adviser, was a registered investment adviser under the Advisers Act and served as sub-adviser to the Active Short Duration Bond Fund and Total Return Bond Fund investment in commercial mortgage-backed securities. Effective following the close of markets on December 30, 2016, BREA merged with and into the Adviser.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BGA to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S.

government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Emerging Markets Local Currency Debt Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or, if unrated, determined by the Adviser or BGA, to be of comparable quality. The Global High Yield Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus)

and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of June 30, 2017. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of June 30, 2017.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$12,595	$127,521	**	$140,116
Preferred Stock	–	–	218,582		218,582

Total Equities	–	12,595	346,103		358,698

Fixed Income:
Bank Loans	–	165,339,435	179,744		165,519,179
Corporate Bonds	–	17,241,554	–		17,241,554

Total Fixed Income	–	182,580,989	179,744		182,760,733

Short-Term Investments:
Bank Deposit	–	16,250,267	–		16,250,267
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	27,265	–		27,265

Total	$–	$198,871,116	$525,847		$199,396,963

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(334,783)	$–	$(334,783)

Total Investments	$–	$198,536,333	$525,847	$199,062,180

*	There were no transfers between levels during the year ended June 30, 2017.
**	Includes four securities valued at $0.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Boomerang Tube LLC	$–	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Sabine Oil & Gas LLC	$17,221	Broker Quote	$44.5; Price source depth of 1

Sabine Oil & Gas LLC	$8,918	Broker Quote	$7.25; Price source depth of 1

Sabine Oil & Gas LLC	$1,369	Broker Quote	$6.25; Price source depth of 1

Templar Energy LLC	$48,194	Broker Quote	$5.5; Price source depth of 1

Templar Energy LLC	$51,819	Broker Quote	$9.25; Price source depth of 1

Pinnacle Agriculture Holdings A 2	$218,582	Model Price	Adjusted Enterprise Valuation Multiple: 8.51x; EBITDA; $111.1 million

Bank Loans

Boomerang Tube LLC	$32,825	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$102,996	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$9,565	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$34,358	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Equities
Common Stock	$–	$–	$(7,863)	$–	$–	$135,384	$–	$127,521	$(7,863)
Preferred Stock	$–	$–	$47,643	$–	$–	$170,939	$–	$218,582	$47,643

Fixed Income
Bank Loans	$221,345	$–	$(78,771)	$–	$692	$36,478	$–	$179,744	$(78,771)

Total	$221,345	$–	$(38,991)	$–	$692	$342,801	$–	$525,847	$(38,991)

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$6,298	$538,528	**	$544,826
Preferred Stock	–	–	262,298		262,298

Total Equities	–	6,298	800,826		807,124

Fixed Income:
Asset-Backed Securities	–	18,907,363	–		18,907,363
Bank Loans	–	39,408,394	1,618,268		41,026,662
Corporate Bonds	–	82,973,956	–		82,973,956

Total Fixed Income	–	141,289,713	1,618,268		142,907,981

Purchased Options:
Put Options Purchased	–	66,473	–		66,473

Total Purchased Options	–	66,473	–		66,473

Short-Term Investments:
Bank Deposit	–	16,944,668	–		16,944,668
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	29,382	–		29,382

Total	$–	$158,336,534	$2,419,094		$160,755,628

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(289,668)	–		(289,668)

Total Investments	$–	$158,046,866	$2,419,094		$160,465,960

*	There were no transfers between levels during the year ended June 30, 2017.
**	Includes two securities valued at $0.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Maxeda DIY B.V.	$430,816	Model Price	Average Comparable Valuation 6.5x; EBITDA €97m; net debt €420m

Maxeda DIY B.V.	$107,712	Model Price	Average Comparable Valuation 6.5x; EBITDA €97m; net debt €420m

Boomerang Tube LLC	$–	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million

Pinnacle Agriculture Holdings A 2	$262,298	Model Price	Adjusted Enterprise Valuation Multiple: 8.51x; EBITDA; $111.1 million

Bank Loans

Boomerang Tube LLC	$56,319	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$102,996	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$9,565	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$18,577	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$9,289	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

Boomerang Tube LLC	$34,358	Model Price	Average Enterprise Valuation Multiple: 5.0x; EBITDA: $25 million; Discount Rate 15%

CD&R Plumb Buyer, LLC	$1,387,164	Recent Purchase	Priced at cost, $100

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Equities
Common Stock	$418,595	$–	$119,933	$–	$–	$–	$–	$538,528	$119,933
Preferred Stock	$–	$–	$63,023	$–	$–	$199,275	$–	$262,298	$63,023

Fixed Income
Bank Loans	$221,345	$–	$(78,770)	$–	$691	$1,475,002	$–	$1,618,268	$(78,770)

Total	$639,940	$–	$104,186	$–	$691	$1,674,277	$–	$2,419,094	$104,186

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$100,078,645	$5,241,812	$105,320,457
Corporate Bonds	–	144,893,863	–	144,893,863
Mortgage-Backed Securities	–	6,713,190	–	6,713,190
U.S. Treasury & Government Agencies	–	60,355,617	–	60,355,617

Total Fixed Income	–	312,041,315	5,241,812	317,283,127

Purchased Options:
Call Option Purchased	–	157,427	–	157,427
Put Option Purchased	–	295,398	–	295,398

Total Purchased Options	–	452,825	–	452,825

Short-Term Investments:
Bank Deposit	–	2,286,124	–	2,286,124
Commercial Paper	–	2,999,775	–	2,999,775

Total Short-Term Investments	–	5,285,899	–	5,285,899

Derivative Securities:
Futures**	336,908	–	–	336,908

Total	$336,908	$317,780,039	$5,241,812	$323,358,759

Liabilities:*
Derivative Securities:
Centrally Cleared Credit Default Swaps**	–	(8,446)	–	(8,446)
Futures**	(86,526)	–	–	(86,526)
OTC – Credit Default Swaps	–	(60,718)	–	(60,718)

Total Derivative Securities	(86,526)	(69,164)	–	(155,690)

Total Investments	$250,382	$317,710,875	$5,241,812	$323,203,069

*	There were no transfers between levels during the year ended June 30, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

AccessLex Institute 2002-A A2	$745,350	Broker Quote	$99.38; Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$1,336,874	Broker Quote	$100.35; Price source depth of 1

Goodgreen Trust 2016-1 A	$597,852	Broker Quote	$97.790; Price source depth of 1

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

SoFi Consumer Loan Program LLC 2016-5 A	$1,796,736	Broker Quote	$101.0475; Price source depth of 1

SoFi Professional Loan Program 2015-A LLC	$765,000	Broker Quote	$255,000; Price source depth of 1

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Asset Backed Securities	$–	$17,793	$(34,370)	$897,750	$2,855	$5,219,867	$(862,083)	$5,241,812	$(34,370)

Total	$–	$17,793	$(34,370)	$897,750	$2,855	$5,219,867	$(862,083)	$5,241,812	$(34,370)

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$7,726,596	$410,163	$8,136,759
Corporate Bonds	–	9,248,046	–	9,248,046
Foreign Government	–	250,568	–	250,568
Mortgage-Backed Securities	–	589,359	–	589,359
U.S. Treasury & Government Agencies	–	8,416,351	–	8,416,351

Total Fixed Income	–	26,230,920	410,163	26,641,083

Mutual Fund:
Mutual Fund	2,595,086	–	–	2,595,086
Purchased Options:
Call Option Purchased	–	36,183	–	36,183
Put Option Purchased	–	67,894	–	67,894

Total Purchased Options	–	104,077	–	104,077

Short-Term Investments:
Bank Deposit	–	551,905	–	551,905
Commercial Paper	–	2,697,263	–	2,697,263

Total Short-Term Investments	–	3,249,168	–	3,249,168

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$11,347	$–	$11,347
Futures**	11,332	–	–	11,332

Total Derivative Securities	11,332	11,347	–	22,679

Total	$2,606,418	$29,595,512	$410,163	$32,612,093

Liabilities:*
Derivative Securities:
Centrally Cleared Credit Default Swaps**	–	(1,755)	–	(1,755)
Forward Foreign Currency Exchange Contracts	–	(9,101)	–	(9,101)
Futures**	(7,031)	–	–	(7,031)
OTC – Credit Default Swaps	–	(15,180)	–	(15,180)

Total Derivative Securities	(7,031)	(26,036)	–	(33,067)

Total Investments	$2,599,387	$29,569,476	$410,163	$32,579,026

*	There were no transfers between levels 1 and 2 during the year ended June 30, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

DRB Prime Student Loan Trust 2016-R	$92,601	Broker Quote	$100.35; Price source depth of 1

DRB Prime Student Loan Trust 2016-R A1	$92,198	Broker Quote	$100.35; Price source depth of 1

Goodgreen Trust 2017-1A	$100,374	Broker Quote	$101.0965; Price source depth of 1

SoFi Consumer Loan Program LLC 2016-5 A	$124,990	Broker Quote	$101.0475; Price source depth of 1

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Asset Backed Securities	$–	$121	$3,494	$–	$(8)	$457,863	$(51,307)	$410,163	$3,494

Total	$–	$121	$3,494	$–	$(8)	$457,863	$(51,307)	$410,163	$3,494

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$3,186,608	$–	$3,186,608
Foreign Government	–	7,013,819	–	7,013,819
Government Bonds	–	115,928	–	115,928

Total Fixed Income	–	10,316,355	–	10,316,355

Short-Term Investments:
Bank Deposit	–	291,180	–	291,180
Derivative Securities:
OTC – Credit Default Swaps	–	2,352	–	2,352
Forward Foreign Currency Exchange Contracts	–	236,064	–	236,064
Interest Rate Swaps	–	32,982	–	32,982

Total Derivative Securities	–	271,398	–	271,398

Total	$–	$10,878,933	$–	$10,878,933

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(256,119)	–	(256,119)
Futures**	(4,335)	–	–	(4,335)
Interest Rate Swaps	–	(8,683)	–	(8,683)
OTC – Credit Default Swaps	–	(23,305)	–	(23,305)

Total Derivative Securities	(4,335)	(288,107)	–	(292,442)

Total Investments	$(4,335)	$10,590,826	$–	$10,586,491

*	There were no transfers between levels during the year ended June 30, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$–	$4,548,991	$–	$4,548,991

Total Fixed Income	–	4,548,991	–	4,548,991

Short-Term Investments:
Bank Deposit	–	592,794	–	592,794
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	178,973	–	178,973
OTC – Interest Rate Swaps	–	41,072	–	41,072
Centrally Cleared Interest Rate Swap**	–	2,120	–	2,120

Total Derivative Securities	–	222,165	–	222,165

Total	$–	$5,363,950	$–	$5,363,950

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$(126,202)	$–	$(126,202)
Interest Rate Swaps	–	(14,503)	–	(14,503)

Total Derivative Securities	–	(140,705)	–	(140,705)

Total Investments	$–	$5,223,245	$–	$5,223,245

*	There were no transfers between levels during the year ended June 30, 2017.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$302,889	$255,372	$558,261
Corporate Bonds	–	26,941,206	–	26,941,206

Total Fixed Income	–	27,244,095	255,372	27,499,467

Short-Term Investments:
Bank Deposit	–	573,755	–	573,755
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	9,654	–	9,654

Total	$–	$27,827,504	$255,372	$28,082,876

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(88,437)	–	(88,437)

Total Investments	$–	$27,739,067	$255,372	$27,994,439

*	There were no transfers between levels during the year ended June 30, 2017.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Bank Loans

CD&R Plumb Buyer, LLC	$255,372	Recent Purchase	Priced at cost; $100

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Fixed Income
Bank Loans	$—	$—	$—	$—	$—	$255,372	$—	$255,372	$—

Total	$—	$—	$—	$—	$—	$255,372	$—	$255,372	$—

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$686,208	$255,643	$941,851
Corporate Bonds	–	31,076,134	–	31,076,134

Total Fixed Income	–	31,762,342	255,643	32,017,985

Short-Term Investments:
Bank Deposit	–	1,344,580	–	1,344,580

Total	$–	$33,106,922	$255,643	$33,362,565

Total Investments	$–	$33,106,922	$255,643	$33,362,565

*	There were no transfers between levels during the year ended June 30, 2017.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2017:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Bank Loans

CD&R Plumb Buyer, LLC	$255,643	Recent Purchase	Priced at cost; $100

Although the Company believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2016	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2017	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2017

Fixed Income
Bank Loans	$—	$—	$—	$—	$—	$255,643	$—	$255,643	$—

Total	$—	$—	$—	$—	$—	$255,643	$—	$255,643	$—

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2017, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

unfunded portion of the Funds’ bank loans. As of June 30, 2017, the following Funds had unfunded loan commitments:

FUND	SECURITY	AMOUNT
Global Floating Rate Fund	CenturyLink, Inc., 6.30%, 2/17/18	$1,000,000
Global Credit Income Opportunities Fund	CenturyLink, Inc., 6.30%, 2/17/18	$810,207
Global High Yield Fund	CenturyLink, Inc., 6.30%, 2/17/18	$147,079
U.S. High Yield Fund	CenturyLink, Inc., 6.30%, 2/17/18	$148,571

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities, and a CDX index, which is based on 25 mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended June 30, 2017, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2017:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$27,265

Total		$27,265

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(334,783)

Total		$(334,783)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$29,382	$–	$–	$29,382
Purchased Options	Investments, at fair value	–	25,993	40,480	66,473

Total		$29,382	$25,993	$40,480	$95,855

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(289,668)	$–	$–	$(289,668)

Total		$(289,668)	$–	$–	$(289,668)

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$–	$336,908	$–	$336,908
Purchased Options	Investments, at fair value	–	452,825		452,825

Total		$–	$789,733	$–	$789,733

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$–	$(86,526)	$–	$(86,526)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(60,718)	(60,718)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	–	(8,446)	(8,446)

Total		$–	$(86,526)	$(69,164)	$(155,690)

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$11,347	$–	$–	$11,347
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	11,332	–	11,332
Purchased Options	Investments, at fair value	–	104,077	–	104,077

Total		$11,347	$115,409	$–	$126,756

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(9,101)	$–	$–	$(9,101)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(7,031)	–	(7,031)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(15,180)	(15,180)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	–	(1,755)	(1,755)

Total		$(9,101)	$(7,031)	$(16,935)	$(33,067)

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$236,064	$–	$–	$236,064
OTC – Swaps Contracts	Swap contracts, at fair value	–	32,982	2,352	35,334

Total		$236,064	$32,982	$2,352	$271,398

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(256,119)	$–	$	$(256,119)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(4,335)	–	(4,335)
OTC – Swaps Contracts	Swap contracts, at fair value	–	(8,683)	(23,305)	(31,988)

Total		$(256,119)	$(13,018)	$(23,305)	$(292,442)

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$178,973	$–	$178,973
Centrally Cleared Interest Rate Swap	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	2,120	2,120
OTC – Swaps Contracts	Swap contracts, at fair value	–	41,072	41,072

Total		$178,973	$43,192	$222,165

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(126,202)	$–	$(126,202)
OTC – Swaps Contracts	Swap contracts, at fair value	–	(14,503)	(14,503)

Total		$(126,202)	$(14,503)	$(140,705)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$9,654

Total		$9,654

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(88,437)

Total		$(88,437)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$2,906,612

Total	$2,906,612

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$1,810,370	$–	$–	$1,810,370
Purchased Options	–	(545,946)	(24,818)	(570,764)

Total	$1,810,370	$(545,946)	$(24,818)	$1,239,606

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$10,370	$–	$–	$10,370
Futures Contracts	–	1,238,507	–	1,238,507
Swaps Contracts	–	–	(13,991)	(13,991)

Total	$10,370	$1,238,507	$(13,991)	$1,234,886

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$18,211	$–	$–	$18,211
Futures Contracts	–	(56,559)	–	(56,559)
Swaps Contracts	–	–	(16,406)	(16,406)

Total	$18,211	$(56,559)	$(16,406)	$(54,754)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$205,253	$–	$–	$205,253
Futures Contracts	–	(8,404)	–	(8,404)
Swaps Contracts	–	56,088	20,611	76,699

Total	$205,253	$47,684	$20,611	$273,548

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$145,221	$–	$145,221
Futures Contracts	–	(160)	(160)
Swaps Contracts	–	46,363	46,363

Total	$145,221	$46,203	$191,424

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$436,697

Total	$436,697

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(2,104,289)

Total	$(2,104,289)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(1,639,169)	$–	$–	$(1,639,169)
Purchased Options	–	(68,777)	(64,966)	(133,743)

Total	$(1,639,169)	$(68,777)	$(64,966)	$(1,772,912)

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$1,972	$–	$–	$1,972
Futures Contracts	–	370,423	–	370,423
Purchased Options	–	(64,404)	–	(64,404)
Swaps Contracts	–	–	(30,109)	(30,109)

Total	$1,972	$306,019	$(30,109)	$277,882

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$3,858	$–	$–	$3,858
Futures Contracts	–	(86,817)	–	(86,817)
Purchased Options	–	(14,802)	–	(14,802)
Swaps Contracts	–	–	(7,099)	(7,099)

Total	$3,858	$(101,619)	$(7,099)	$(104,860)

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(53,592)	$–	$–	$(53,592)
Futures Contracts	—	(4,335)	–	(4,335)
Swaps Contracts	–	21,104	7,394	28,498

Total	$(53,592)	$16,769	$7,394	$(29,429)

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$53,967	$–	$53,967
Swaps Contracts	–	(7,791)	(7,791)

Total	$53,967	$(7,791)	$46,176

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(359,672)

Total	$(359,672)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$29,915,935

Total	$29,915,935

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$30,939,858	$–	$–	$30,939,858
Purchased Options(1)	–	76,970,000	2,200	76,972,200

Total	$30,939,858	$76,970,000	$2,200	$107,912,058

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$8,546,338	$–	$–	$8,546,338
Futures Contracts(2)	–	520	–	520
Purchased Options(1)	–	3,968,000	–	3,968,000
Centrally Cleared Credit Default Swaps Contracts(1)	–	–	2,290,000	2,290,000

Total	$8,546,338	$3,968,520	$2,290,000	$14,804,858

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$2,939,471	$–	$–	$2,939,471
Futures Contracts(2)	–	40	–	40
Purchased Options(1)	–	912,000	–	912,000
Centrally Cleared Credit Default Swaps Contracts(1)	–	–	610,000	610,000

Total	$2,939,471	$912,040	$610,000	$4,461,511

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$13,593,558	$–	$–	$13,593,558
Futures Contracts(2)	–	2	–	2
Centrally Cleared Credit Default Swaps Contracts(1)	–	381,695,490	1,300,000	382,995,490

Total	$13,593,558	$381,695,492	$1,300,000	$396,589,050

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Local Currency Debt Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$8,787,290	$–	$8,787,290
Centrally Cleared Credit Default Swaps Contracts(1)	–	240,434,410	240,434,410

Total	$8,787,290	$240,434,410	$249,221,700

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$6,676,814

Total	$6,676,814

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$27,265	$—	$27,265

Total	$27,265	$—	$27,265

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$27,265	$(27,265)	$—	$—

Total	$27,265	$(27,265)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$334,783	$—	$334,783

Total	$334,783	$—	$334,783

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$334,783	$(27,265)	$—	$307,518

Total	$334,783	$(27,265)	$—	$307,518

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$29,382	$—	$29,382
Purchased Options	66,473	—	66,473

Total	$95,855	$—	$95,855

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Citibank N.A.	$21,043	$—	$—	$21,043
Goldman Sachs & Co.	34,196	(8,203)	—	25,993
JPMorgan Chase Bank N.A.	136	(136)	—	—
Morgan Stanley & Co.	40,480	—	—	40,480

Total	$95,855	$(8,339)	$—	$87,516

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$289,668	$—	$289,668

Total	$289,668	$—	$289,668

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$283,008	$(8,203)	$—	$274,805
JPMorgan Chase Bank N.A.	6,660	(136)	—	6,524

Total	$289,668	$(8,339)	$—	$281,329

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$452,825	$—	$452,825

Total	$452,825	$—	$452,825

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$452,825	$(27,390)	$(530,000)	$—

Total	$452,825	$(27,390)	$(530,000)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Swap Contracts	$39,374	$—	$39,374

Total	$39,374	$—	$39,374

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$11,984	$—	$—	$11,984
JPMorgan Chase Bank N.A.	27,390	(27,390)	—	—

Total	$39,374	$(27,390)	$—	$11,984

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$11,347	$—	$11,347
Purchased Options	104,077	—	104,077

Total	$115,424	$—	$115,424

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$3,452	$(3,452)	$—	$—
BNP Paribas S.A.	826	(826)	—	—
Citibank N.A.	2	(2)	—	—
Goldman Sachs & Co.	857	(857)	—	—
JPMorgan Chase Bank N.A.	110,287	(8,216)	—	102,071

Total	$115,424	$(13,353)	$—	$102,071

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$9,101	$—	$9,101
Swap Contracts	10,038	—	10,038

Total	$19,139	$—	$19,139

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$3,612	$(3,452)	$—	$160
BNP Paribas S.A.	1,725	(826)	—	899
Citibank N.A.	220	(2)	—	218
Goldman Sachs & Co.	5,366	(857)	—	4,509
JPMorgan Chase Bank N.A.	8,216	(8,216)	—	—

Total	$19,139	$(13,353)	$—	$5,786

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$236,064	$—	$236,064
Swap Contracts	41,543	—	41,543

Total	$277,607	$—	$277,607

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$97,156	$(71,771)	$—	$25,385
BNP Paribas S.A.	15,589	(15,589)	—	—
Citibank N.A.	25,511	(25,511)	—	—
Goldman Sachs & Co.	17,953	(17,953)	—	—
JPMorgan Chase Bank N.A.	121,398	(44,426)	—	76,972

Total	$277,607	$(175,250)	$—	$102,357

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$256,119	$—	$256,119
Swap Contracts	9,850	—	9,850

Total	$265,969	$—	$265,969

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$71,771	$(71,771)	$—	$—
BNP Paribas S.A.	25,124	(15,589)	—	9,535
Citibank N.A.	30,517	(25,511)	—	5,006
Goldman Sachs & Co.	94,106	(17,953)	—	76,153
JPMorgan Chase Bank N.A.	44,426	(44,426)	—	—
State Street Bank & Trust Co.	25	—	—	25

Total	$265,969	$(175,250)	$—	$90,719

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$178,973	$–	$178,973
Swap Contracts	41,072	–	41,072

Total	$220,045	$–	$220,045

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$77,490	$(15,961)	$–	$61,529
BNP Paribas S.A.	4,360	(4,360)	–	–
Citibank N.A.	64,904	(6,888)	–	58,016
Goldman Sachs & Co.	435	(435)	–	–
JPMorgan Chase Bank N.A.	72,611	(63,498)	–	9,113
State Street Bank & Trust Co.	245	(245)	–	–

Total	$220,045	$(91,387)	$–	$128,658

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$126,202	$–	$126,202
Swap Contracts	14,503	–	14,503

Total	$140,705	$–	$140,705

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$15,961	$(15,961)	$–	$–
BNP Paribas S.A.	12,935	(4,360)	–	8,575
Citibank N.A.	6,888	(6,888)	–	–
Goldman Sachs & Co.	39,459	(435)	–	39,024
JPMorgan Chase Bank N.A.	63,498	(63,498)	–	–
State Street Bank & Trust Co.	1,964	(245)	–	1,719

Total	$140,705	$(91,387)	$—	$49,318

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$9,654	$–	$9,654

Total	$9,654	$–	$9,654

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
BNP Paribas S.A.	$181	$–	$–	$181
Citibank N.A.	2,732	(49)	–	2,683
Goldman Sachs & Co.	3,392	(3,392)	–	–
JPMorgan Chase Bank N.A.	3,349	(2,742)	–	607

Total	$9,654	$(6,183)	$–	$3,471

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$88,437	$–	$88,437

Total	$88,437	$–	$88,437

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Citibank N.A.	$49	$(49)	$–	$–
Goldman Sachs & Co.	85,646	(3,392)	–	82,254
JPMorgan Chase Bank N.A.	2,742	(2,742)	–	–

Total	$88,437	$(6,183)	$–	$82,254

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2017.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2017 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BGA manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund, as allocated from time to time to BGA. The Adviser (not the Funds) will pay a portion of the fees it receives to BGA in return for its services.

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Total Return Bond Fund, the Emerging Markets Debt Blended Total Return Fund and the Emerging Markets Local Currency Debt Fund in order to maintain a minimum net investment income of not less than $0. Such arrangements may be discontinued by the investment adviser at any time. For the year ended June 30, 2017 the amount of the waivers were $93, $2, $5,220 and $7,293, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2017.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

5.	Sales Charges and Commissions

For the year ended June 30, 2017, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$688
Global Credit Income Opportunities Fund	490

For the year ended June 30, 2017, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$2,653	$305,239
Global Credit Income Opportunities Fund	13,725	172,495
Active Short Duration Bond Fund	–	140
Emerging Markets Debt Blended Total Return Fund	–	97
Global High Yield Fund	55	1,776
U.S. High Yield Fund	–	121

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For each of these services, the Funds have agreed to pay SSB and ALPS fees payable at the end of each calendar month pursuant to fee agreements between SSB, ALPS, and the Funds, respectively. For the year ended June 30, 2017, the fee for these services was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant fee to SSB:

Global Floating Rate Fund	0.28%
Global Credit Income Opportunities Fund	0.29%
Active Short Duration Bond Fund	0.27%
Total Return Bond Fund	0.43%
Emerging Markets Debt Blended Total Return Fund	0.66%
Emerging Markets Local Currency Debt Fund	1.09%
Global High Yield Fund	0.37%
U.S. High Yield Fund	0.35%

Transfer Agency fee to ALPS:

Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.04%
Active Short Duration Bond Fund	0.03%
Total Return Bond Fund	0.06%
Emerging Markets Debt Blended Total Return Fund	0.23%
Emerging Markets Local Currency Debt Fund	0.32%
Global High Yield Fund	0.07%
U.S. High Yield Fund	0.05%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended June 30, 2017 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$5,697,657	$–	$2,580,175	$8,277,832
Global Credit Income Opportunities Fund	6,724,714	–	805,615	7,530,329
Active Short Duration Bond Fund	4,705,679	75,157	–	4,780,836
Total Return Bond Fund	800,010	–	–	800,010
Emerging Markets Debt Blended Total Return Fund	530,014	–	–	530,014
Emerging Markets Local Currency Debt Fund	559,981	32,131	–	592,112
Global High Yield Fund	2,356,560	383,823	–	2,740,383
U.S. High Yield Fund	2,602,629	–	–	2,602,629

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

The tax character of dividends paid to shareholders during the tax year ended June 30, 2016 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,506,071	$–	$8,506,071
Global Credit Income Opportunities Fund	6,116,362	–	6,116,362
Active Short Duration Bond Fund	1,627,701	–	1,627,701
Total Return Bond Fund	732,690	1,864	734,554

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Emerging Markets Debt Blended Total Return Fund	358,072	3,100	361,172
Emerging Markets Local Currency Debt Fund	163,404	–	163,404
Global High Yield Fund	980,491	–	980,491
U.S. High Yield Fund	1,053,626	–	1,053,626

As of June 30, 2017, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCT CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRYFORWARDS	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$–	$–	$(1,246,273)	$(561,793)	$(2,626,471)	$(4,434,537)
Global Credit Income Opportunities Fund	–	–	(989,614)	(1,406,076)	650,265	(1,745,425)
Active Short Duration Bond Fund	377,066	899,625	–	–	829,442	2,106,133
Total Return Bond Fund	997	–	(73,433)	(36,384)	411,999	303,179
Emerging Markets Debt Blended Total Return Fund	95,128	27,046	–	–	469,472	591,646
Emerging Markets Local Currency Debt Fund	420	45,100	–	–	314,414	359,934
Global High Yield Fund	497,699	162	–	–	758,360	1,256,221
U.S. High Yield Fund	771,006	109,052	–	–	1,011,205	1,891,263

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely.

Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

On June 30, 2017, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Floating Rate Fund	$—	$561,793
Global Credit Income Opportunities Fund	224,783	1,181,293
Total Return Bond Fund	36,384	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2017, Global Floating Rate Fund and Global Credit Income Opportunities Fund have elected to defer late-year ordinary losses incurred of $1,246,273 and $964,115, respectively. As of June 30, 2017, Global Credit Income Opportunities Fund and Total Return Bond Fund have elected to defer current year post-October losses of $25,499 and $73,433, respectively.

As of June 30, 2017, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$201,940,789	$2,578,088	$(5,149,179)	$(2,571,091)
Global Credit Income Opportunities Fund	160,077,483	4,096,538	(3,447,775)	648,763
Active Short Duration Bond Fund	322,192,409	1,730,791	(901,349)	829,442
Total Return Bond Fund	32,178,434	548,674	(137,694)	410,980
Emerging Markets Debt Blended Total Return Fund	10,150,608	469,860	(12,933)	456,927
Emerging Markets Local Currency Debt Fund	4,839,652	307,055	(4,922)	302,133
Global High Yield Fund	27,319,678	1,159,979	(406,435)	753,544
U.S. High Yield Fund	32,351,849	1,316,654	(305,938)	1,010,716

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

Permanent items identified during the year ended June 30, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Global Floating Rate Fund	$(2,768,651)	$2,768,651
Global Credit Income Opportunities Fund	(1,346,440)	1,346,440
Active Short Duration Bond Fund	3,341	(3,341)
Total Return Bond Fund	442	(442)

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Emerging Markets Debt Blended Total Return Fund	112,573	(112,573)
Emerging Markets Local Currency Debt Fund	146,626	(146,626)
Global High Yield Fund	(189,426)	189,426

The permanent differences are primarily attributable to foreign currency gains (losses) partnership basis adjustments, swap income reclasses and the tax treatment of certain distributions.

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2017 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$144,904,975	$76,271,286	$–	$–
Global Credit Income Opportunities Fund	126,726,479	56,640,341	–	–
Active Short Duration Bond Fund	197,702,355	9,125,267	235,141,077	202,817,041
Total Return Bond Fund	11,759,048	4,747,439	62,128,023	60,536,712
Emerging Markets Debt Blended Total Return Fund	5,753,766	5,373,225	–	–
Emerging Markets Local Currency Debt Fund	3,081,610	3,789,455	–	–
Global High Yield Fund	26,073,606	23,039,051	–	–
U.S. High Yield Fund	28,592,793	21,535,949	–	–

9.	Capital Share Transactions

Transactions in common stock for the year ended June 30, 2017 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,829,613	$36,363,931	1,852,982	$17,065,312
Shares sold through reinvestments of distributions	146,369	1,393,229	32,710	300,004
Shares redeemed	(753,451)	(7,217,797)	(891,508)	(8,232,099)

Net increase	3,222,531	$30,539,363	994,184	$9,133,217

CLASS C
Shares sold	282,492	$2,668,145	373,886	$3,471,934
Shares sold through reinvestments of distributions	28,770	272,104	26,532	241,938
Shares redeemed	(215,649)	(2,030,225)	(223,482)	(2,060,431)

Net increase	95,613	$910,024	176,936	$1,653,441

CLASS I
Shares sold	2,214,829	$21,195,710	–	$–
Shares sold through reinvestments of distributions	51,957	499,056	19,954	191,212
Shares redeemed	(2,378,284)	(22,670,813)	(535,014)	(5,000,000)

Net decrease	(111,498)	$(976,047)	(515,060)	$(4,808,788)

CLASS Y
Shares sold	9,291,951	$88,449,851	6,086,197	$56,300,003
Shares sold through reinvestments of distributions	484,693	4,604,438	579,714	5,324,169
Shares redeemed	(10,706,795)	(101,282,672)	(6,374,723)	(59,038,968)

Net increase (decrease)	(930,151)	$(8,228,383)	291,188	$2,585,204

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,302,114	$21,436,358	649,098	$5,795,169
Shares sold through reinvestments of distributions	106,536	999,227	84,775	750,428
Shares redeemed	(980,824)	(9,084,434)	(668,631)	(5,921,877)

Net increase	1,427,826	$13,351,151	65,242	$623,720

CLASS C
Shares sold	419,598	$3,942,417	112,563	$1,006,877
Shares sold through reinvestments of distributions	21,444	200,486	17,988	158,913
Shares redeemed	(150,039)	(1,403,298)	(100,203)	(894,804)

Net increase	291,003	$2,739,605	30,348	$270,986

CLASS I
Shares sold	3,073	$26,732	–	$666
Shares sold through reinvestments of distributions	98	913	27,127	254,427
Shares redeemed	(470,459)	(4,473,652)	–	–

Net increase (decrease)	(467,288)	$(4,446,007)	27,127	$255,093

CLASS Y
Shares sold	5,823,585	$54,887,640	3,557,814	$31,402,334
Shares sold through reinvestments of distributions	236,560	2,218,558	173,660	1,549,751
Shares redeemed	(2,585,294)	(24,389,480)	(1,205,725)	(10,634,355)

Net increase	3,474,851	$32,716,718	2,525,749	$22,317,730

Active Short Duration Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	15,421,798	$153,874,328	4,326,156	$42,899,831
Shares sold through reinvestments of distributions	162,991	1,626,866	18,550	184,208
Shares redeemed	(7,690,111)	(76,746,051)	(337,324)	(3,344,883)

Net increase	7,894,678	$78,755,143	4,007,382	$39,739,156

CLASS C
Shares sold	2,805	$28,000	47,683	$474,468
Shares sold through reinvestments of distributions	543	5,417	124	1,231
Shares redeemed	(5,554)	(55,396)	(22,061)	(218,571)

Net increase (decrease)	(2,206)	$(21,979)	25,746	$257,128

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,010	$100,000	2,230,000	$22,300,000
Shares sold through reinvestments of distributions	–	–	4,437	44,099
Shares redeemed	(598,837)	(5,976,390)	(1,635,600)	(16,250,000)

Net increase (decrease)	(588,827)	$(5,876,390)	598,837	$6,094,099

CLASS Y
Shares sold	16,431,103	$163,786,901	14,461,202	$143,345,835
Shares sold through reinvestments of distributions	247,545	2,469,485	61,721	612,005
Shares redeemed	(7,243,098)	(72,203,413)	(3,527,796)	(35,004,030)

Net increase	9,435,550	$94,052,973	10,995,127	$108,953,810

*	Commencement of operations

Total Return Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,859	$19,007	20,626	$206,304
Shares sold through reinvestments of distributions	45	449	83	821
Shares redeemed	(995)	(9,908)	–	–

Net increase	909	$9,548	20,709	$207,125

CLASS C
Shares sold	–	$–	20,000	$200,000
Shares sold through reinvestments of distributions	–	–	61	596
Shares redeemed	–	–	–	–

Net increase	–	$–	20,061	$200,596

CLASS I
Shares sold	–	$–	1,230,000	$12,300,000
Shares sold through reinvestments of distributions	–	–	5,482	54,097
Shares redeemed	–	–	–	–

Net increase	–	$–	1,235,482	$12,354,097

CLASS Y
Shares sold	497,579	$4,982,291	1,271,976	$12,721,341
Shares sold through reinvestments of distributions	7,463	74,879	5,682	56,103
Shares redeemed	(49,321)	(493,631)	–	–

Net increase	455,721	$4,563,539	1,277,658	$12,777,444

*	Commencement of operations

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

Emerging Markets Debt Blended Total Return Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	20,000	$200,000
Shares sold through reinvestments of distributions	–	–	6	62
Shares redeemed	–	–	–	–

Net increase	–	$–	20,006	$200,062

CLASS C
Shares sold	981	$9,740	20,000	$200,000
Shares sold through reinvestments of distributions	20	208	6	62
Shares redeemed	(2)	(17)	–	–

Net increase	999	$9,931	20,006	$200,062

CLASS I
Shares sold	–	$–	480,000	$4,800,000
Shares sold through reinvestments of distributions	–	–	156	1,488
Shares redeemed	–	–	–	–

Net increase	–	$–	480,156	$4,801,488

CLASS Y
Shares sold	50,328	$529,500	480,000	$4,800,000
Shares sold through reinvestments of distributions	212	2,219	156	1,488
Shares redeemed	(24,371)	(255,411)	–	–

Net increase	26,169	$276,308	480,156	$4,801,488

*	Commencement of operations

Emerging Markets Local Currency Debt Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS C
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM DECEMBER 8, 2015* THROUGH JUNE 30, 2016
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	240,000	$2,400,000

CLASS Y
Shares sold	–	$–	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	240,000	$2,400,000

*	Commencement of operations

Global High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,210	$12,543	10,000	$100,000
Shares sold through reinvestments of distributions	34	351	–	–
Shares redeemed	(594)	(6,118)	–	–

Net increase	650	$6,776	10,000	$100,000

CLASS C
Shares sold	13,247	$137,325	10,000	$100,000
Shares sold through reinvestments of distributions	803	8,287	–	–
Shares redeemed	(417)	(4,337)	–	–

Net increase	13,633	$141,275	10,000	$100,000

CLASS I
Shares sold	–	$–	1,240,000	$12,400,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	1,240,000	$12,400,000

CLASS Y
Shares sold	143,843	$1,490,367	1,253,790	$12,538,500
Shares sold through reinvestments of distributions	10,017	103,275	27	262
Shares redeemed	(15,575)	(162,145)	–	–

Net increase	138,285	$1,431,497	1,253,817	$12,538,762

*	Commencement of operations

Barings Funds Trust 2017 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2017

U.S. High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	548,169	$5,757,935	20,304	$202,500
Shares sold through reinvestments of distributions	12,725	133,626	11	107
Shares redeemed	(332,596)	(3,522,759)	–	–

Net increase	228,298	$2,368,802	20,315	$202,607

CLASS C
Shares sold	1,155	$12,126	10,000	$100,000
Shares sold through reinvestments of distributions	37	390	–	–
Shares redeemed	(3)	(32)	–	–

Net increase	1,189	$12,484	10,000	$100,000

CLASS I
Shares sold	–	$–	1,458,295	$14,500,000
Shares sold through reinvestments of distributions	19,404	203,243	7,352	72,465
Shares redeemed	–	–	–	–

Net increase	19,404	$203,243	1,465,647	$14,572,465

CLASS Y
Shares sold	125,106	$1,312,934	1,249,862	$12,500,000
Shares sold through reinvestments of distributions	8,719	91,482	18	187
Shares redeemed	(1,412)	(14,820)	–	–

Net increase	132,413	$1,389,596	1,249,880	$12,500,187

*	Commencement of operations

10.	Line of Credit

During the year ended June 30, 2017, the Trust (the “Borrower”) renewed its Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of June 30, 2017, there were no loans outstanding pursuant to the Credit Agreement.

11.	Subsequent Events

Effective following the adjournment of the August 3, 2017 Board meeting, Cynthia Plouché was elected by the Trustees as a Trustee of the Funds.

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2017 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2017 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Emerging Markets Local Currency Debt Fund, Barings Global High Yield Fund, and Barings U.S. High Yield Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Barings Funds Trust (formerly Babson Capital Funds Trust) (the “Funds”) comprising the Barings Global Floating Rate Fund (formerly Babson Global Floating Rate Fund), Barings Global Credit Income Opportunities Fund (formerly Babson Global Credit Income Opportunities Fund), Barings Active Short Duration Bond Fund (formerly Babson Active Short Duration Bond Fund), Barings Total Return Bond Fund (formerly Babson Total Return Bond Fund), Barings Emerging Markets Debt Blended Total Return Fund (formerly Babson Emerging Markets Debt Blended Total Return Fund), Barings Emerging Markets Local Currency Debt Fund (formerly Babson Emerging Markets Local Currency Debt Fund), Barings Global High Yield Fund (formerly Babson Global High Yield Fund), and Barings U.S. High Yield Fund (formerly Babson U.S. High Yield Fund) as of June 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Barings Funds Trust as of June 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, NY

August 29, 2017

Barings Funds Trust 2017 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

The following Funds designate long-term capital gain distributions as listed below:

FUND	LONG-TERM CAPITAL GAIN DISTRIBUTIONS

Barings Active Short Duration Bond Fund	$75,157

Barings Emerging Markets Local Currency Debt Fund	$32,131

Barings Global High Yield Fund	$383,823

The following Funds paid foreign taxes during the year ended June 30, 2017 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$5,031

Barings Emerging Markets Local Currency Debt Fund	$7,583

The following Funds generated net foreign source income during the year ended June 30, 2017 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$629,972

Barings Emerging Markets Local Currency Debt Fund	$286,863

Barings Funds Trust 2017 Annual Report

INTERESTED TRUSTEE

June 30, 2017

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas M. Finke (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2013), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company).

Barings Funds Trust 2017 Annual Report

INDEPENDENT TRUSTEES

June 30, 2017

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Rodney J. Dillman (64) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings LLC).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2016), AIMIS, Inc. (American Institute of Minimally Invasive Surgery, an educator of advanced surgical techniques for women’s health specialists); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Funds (TEF); Director (since 2008), US Physical Therapy (USPH); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Thomas W. Okel (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).

Barings Funds Trust 2017 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

June 30, 2017

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Martin A. Sumichrast (50) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Managing Partner, Vice Chairman and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (since 2012), Washington Capital, LLC (family office); Managing Director (2002-2012), Lomond International (business advisory firm).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chairman and Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Chief Executive Officer (since 2016), Director (since 2015), Level Brands (a retail/e-commerce beauty investment/management company).

Barings Funds Trust 2017 Annual Report

OFFICERS OF THE TRUST

June 30, 2017

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Duncan Robertson (47) 300 South Tryon Street Charlotte, NC 28202	President		Vice President (2014-2016), Barings Funds Trust; Head of Global Business Development Group (since 2016), Managing Director (since 2008), Barings; President (since 2016), Barings Securities LLC (registered broker-dealer).

Carlene Pollock (49) 300 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund; Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Funds Trust (open-end investment company advised by Barings).

Lesley Mastandrea (40) 300 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; Treasurer (since 2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Paul Thompson (45) 300 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Chief Financial Officer (since 2015), Chief Operating Officer (since 2010) and Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), Managing Director (since 2008), Barings.

Melissa LaGrant (43) 300 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2013), Barings Funds Trusts (open-end investment company advised by Barings).

Janice M. Bishop (52) 300 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2012	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michelle Manha (44) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2012	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Barings Funds Trust 2017 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

June 30, 2017

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Kristin Goodchild (31) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2015	Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2008-2012), Barings; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Associate Secretary (since 2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

Barings Funds Trust 2017 Annual Report

JOINT PRIVACY NOTICE OF BARINGS LLC AND

BARINGS FUNDS TRUST

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

BARINGS FUNDS TRUST

ANNUAL REPORT

June 30, 2017

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Audit Fees	$325,700	$241,960
Audit-Related Fees	$0	$0
Tax Fees	$94,300	$90,000
All Other Fees	$0	$0

Total Fees	$420,000	$331,960

Non-Audit Fees Billed to Barings and MassMutual:

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Audit Fees	$5,066,751	$3,511,806
Audit-Related Fees	$0	$0
Tax Fees	$2,898,725	$2,156,622
All Other Fees	$15,342,278	$963,660

Total Fees	$23,307,754	$6,632,088

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2017, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2016 and June 30, 2017 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	September 8, 2017

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	September 8, 2017